1933 Act Registration No. 333-
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [ ] Pre-Effective    [ ] Post-Effective
                           Amendment No.       Amendment No.

                              EVERGREEN MUNICIPAL TRUST
                (Evergreen Offit New York Municipal Bond Fund)
               [Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116

                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                               200 Berkeley Street
                           Boston, Massachusetts 02116

                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street
                             Washington, D.C. 20006



     It is proposed that this filing will become effective on September 20, 2002, pursuant to Rule 488.

                           EVERGREEN MUNICIPAL TRUST

                                     PART A

                           PROSPECTUS/PROXY STATEMENT

                              [President's Message]
                                      LOGO
                          OFFIT NEW YORK MUNICIPAL FUND
                               520 Madison Avenue
                             New York, NY 10022-4213

September 27, 2002

Dear Shareholder,

         On September 1, 2001, Wachovia Corporation merged into First Union Corporation and management of the combined company undertook the process of comparing product offerings within the Wachovia and Evergreen mutual fund families in order to offer a more streamlined, complete and competitive set of mutual funds while serving the interests of shareholders. As a shareholder of OFFIT New York Municipal Fund ("OFFIT Fund"), you are invited to vote on a proposal to merge OFFIT Fund into Evergreen Offit New York Municipal Bond Fund ("Evergreen Fund"), a mutual fund within the Evergreen Family of Funds (the "Merger"). The Board of Directors of The OFFIT Investment Fund, Inc. has approved the Merger and recommends that you vote FOR the proposal.

         If approved by shareholders, this is how the merger will work:

o Your Fund will transfer its assets and identified liabilities to Evergreen Fund, a newly created series of Evergreen Municipal Trust.

o Evergreen Fund will issue new shares that will be distributed to you in an amount equal to the value of your OFFIT Fund shares. You will receive Class A or Class I shares of Evergreen Fund, depending on the class of shares of OFFIT Fund you currently hold. As a result of the Merger, you will receive the same number of shares as you currently hold, at the same total investment value.

o You will not incur any sales loads or similar transaction charges as a result of the Merger.

         The Merger is intended to be a non-taxable event for shareholders for federal income tax purposes. Details about Evergreen Fund's investment objective, portfolio management team, performance, etc., along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement. Please take the time to familiarize yourself with this information.

         Votes on the proposal will be cast at a special meeting of OFFIT Fund's shareholders to be held on November 1, 2002. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope, or vote via one of the other methods mentioned below. Instructions on how to vote are included at the end of the prospectus/proxy statement.

         If you have any questions about the proposals or the proxy card, please call Georgeson Shareholder Communications, Inc., our proxy solicitor, at [____________] (toll free). You may record your vote by telephone or Internet by following the voting instructions as outlined on your proxy card. If OFFIT Fund does not receive your vote after several weeks, you may receive a telephone call from Georgeson Shareholder Communications, Inc. requesting your vote. The expenses of the Merger, including the costs of soliciting proxies, will be paid by Evergreen Investment Management Company, LLC.

         Thank you for taking this matter seriously and participating in this important process.

                                                   Sincerely,
                                                   [Signature]
                                                   [Officer]
                                                   [Title]

                          OFFIT NEW YORK MUNICIPAL FUND
                               520 Madison Avenue
                             New York, NY 10022-4213
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 1, 2002

         A Special Meeting (the "Meeting") of Shareholders of OFFIT New York Municipal Fund ("OFFIT Fund"), a series of The OFFIT Investment Fund, Inc. will be held at OFFIT Fund's offices at 520 Madison Avenue, New York, NY 10022-4213 on November 1, 2002, at 10:00 a.m., and any adjournments thereof, for the following purposes:

1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of August 30, 2002, providing for the acquisition of all the assets of OFFIT Fund by Evergreen Offit New York Municipal Bond Fund ("Evergreen Fund"), a series of Evergreen Municipal Trust, in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of OFFIT Fund. The Plan also provides for distribution of those shares of Evergreen Fund to shareholders of OFFIT Fund in liquidation and subsequent termination of OFFIT Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of OFFIT Fund.

2. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

         On behalf of OFFIT Fund, the Board of Directors of The OFFIT Investment Fund, Inc. has fixed the close of business on August 30, 2002 as the record date for the determination of shareholders of OFFIT Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                            By order of the Board of Directors
                                            [Officer]
                                            [Title]

September 27, 2002

                   INFORMATION RELATING TO THE PROPOSED MERGER
                                       of
                         OFFIT NEW YORK MUNICIPAL FUND,
                   a series of The OFFIT Investment Fund, Inc.
                                      into
                  EVERGREEN OFFIT NEW YORK MUNICIPAL BOND FUND,
                      a series of Evergreen Municipal Trust

         This prospectus/proxy statement contains the information you should know before voting on the proposed merger ("Merger") of OFFIT New York Municipal Fund ("OFFIT Fund") into Evergreen Offit New York Municipal Bond Fund ("Evergreen Fund"). If approved, the Merger will result in you receiving shares of Evergreen Fund in exchange for your shares of OFFIT Fund. The investment objective of each Fund is identical. Each Fund seeks the maximum total after-tax return for New York residents consistent with a prudent level of credit risk.

         Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and the Merger is contained in the documents described in the box below, all of which have been filed with the Securities and Exchange Commission ("SEC").

                  MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

----------------------------------------------------------------- ---------------------------------------------------------------
See:                                                              How to get these documents:
----------------------------------------------------------------- ---------------------------------------------------------------
Prospectus for Evergreen Fund, dated September 16, 2002, which    The Funds make all of these documents available to you free
accompanies this  prospectus/proxy statement.                     of charge if you:
                                                                  o   Call [____________], or
Prospectus for OFFIT Fund, dated April 25, 2002.                  o   Write the Funds at either address below.

Statement of additional information for Evergreen Fund, dated     You can also obtain any of these documents for a fee from the
September 16, 2002.                                               SEC if you:
                                                                  o   Call the SEC at 202-942-8090,
Statement of additional information for OFFIT Fund, dated April
25, 2002.                                                         Or for free if you:
                                                                  o   Go to the EDGAR Database on the SEC's Website
Annual report for OFFIT Fund, dated December 31, 2001.            (http://www.sec.gov).

Semi-annual report for OFFIT Fund, dated June 30, 2002.           To ask questions about this prospectus/proxy statement:
                                                                  o   Call [____________], or
Statement of additional  information,  dated  September 27, 2002, o Write to the Funds at either address below.
which relates to this prospectus/proxy  statement and the Merger.
----------------------------------------------------------------- ---------------------------------------------------------------

         Information relating to each Fund contained in the Fund's prospectus and statement of additional information and OFFIT Fund's annual and semi-annual reports, as well as the statement of additional information relating to this prospectus/proxy statement, is incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this prospectus/proxy statement.

         The Securities and Exchange Commission has not determined that the information in this prospectus/proxy statement is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

         The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

The address of Evergreen Fund is 200 Berkeley Street, Boston, MA 02116 (Telephone: 800-343-2898).
The address of OFFIT Fund is 520 Madison Avenue, New York, NY 10022-4213 (Telephone: 800-618-9510).

               PROSPECTUS/PROXY STATEMENT DATED SEPTEMBER 27, 2002

                                TABLE OF CONTENTS

SUMMARY.........................................................................
    What are the key features of the Merger?
    After the Merger, what class of shares of Evergreen Fund will I own?
    How do the Funds' investment objectives, principal investment strategies and risks compare?
    How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?
    How  do the Funds' performance records compare?
    Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger?
    What will be the primary federal tax consequences of the Merger?

RISKS...........................................................................
    What are the primary risks of investing in each Fund?
    Are there any other risks of investing in each Fund?

MERGER INFORMATION..............................................................
    Reasons for the Merger
    Agreement and Plan of Reorganization
    Federal Income Tax Consequences
    Pro-forma Capitalization
    Distribution of Shares
    Purchase and Redemption Procedures
    Exchange Privileges
    Dividend Policy

INFORMATION ON SHAREHOLDERS' RIGHTS.............................................
    Form of Organization
    Capitalization
    Shareholder Liability
    Shareholder Meetings and Voting Rights
    Liquidation
    Liability and Indemnification of Directors/Trustees

VOTING INFORMATION CONCERNING THE MEETING.......................................
    Shareholder Information

FINANCIAL STATEMENTS AND EXPERTS................................................
LEGAL MATTERS...................................................................
ADDITIONAL INFORMATION..........................................................
OTHER BUSINESS..................................................................
INSTRUCTIONS FOR EXECUTING PROXY CARDS..........................................
OTHER WAYS TO VOTE YOUR PROXY...................................................
EXHIBIT A...............................................................     A-1

                                     SUMMARY

         This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this prospectus/proxy statement and its statement of additional information, in each Fund's prospectus and statement of additional information, and OFFIT Fund's annual and semi-annual reports and in the Agreement and Plan of Reorganization.

What are the key features of the Merger?

     The Agreement and Plan of Reorganization (the "Plan") sets forth the key features of the Merger. For a complete description of the Merger, see the Plan, attached as Exhibit A to this prospectus/proxy statement. The Plan generally provides for the following:

o the transfer of all of the assets of OFFIT Fund to Evergreen Fund in exchange for shares of Evergreen Fund.
o the assumption by Evergreen Fund of the identified liabilities of OFFIT Fund. (The identified liabilities consist only of those liabilities reflected on OFFIT Fund's statement of assets and liabilities determined immediately preceding the Merger.)
o the liquidation of OFFIT Fund by distributing the shares of Evergreen Fund to OFFIT Fund's shareholders.
o the structuring of the Merger as a tax-free reorganization for federal income tax purposes.

     The Merger is scheduled to take place on or about November 8, 2002.

After the Merger, what class of shares of Evergreen Fund will I own?

---------------------------------------------- ----------------------------------------------------
If you own this class of shares of OFFIT Fund: You will get this class of shares of Evergreen Fund:
---------------------------------------------- ----------------------------------------------------
Advisor Shares                                 Class A
---------------------------------------------- ----------------------------------------------------
Select Shares                                  Class I
---------------------------------------------- ----------------------------------------------------

         The new shares you receive will have the same total value as your OFFIT Fund shares as of the close of business on the day immediately prior to the Merger.

         The Board of Directors of The OFFIT Investment Fund, Inc. including the Directors who are not "interested persons" (the "Independent Directors"), as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), has concluded that the Merger would be in the best interest of OFFIT Fund and its shareholders, and that existing shareholders' interests will not be diluted as a result of the Merger. Accordingly, the Directors have submitted the Plan for the approval of OFFIT Fund's shareholders. The Trustees of Evergreen Municipal Trust have also approved the Plan on behalf of Evergreen Fund.

How do the Funds' investment objectives, principal investment strategies and risks compare?

         The investment objective of Evergreen Fund and OFFIT Fund are identical and the investment strategies are substantially identical. Each Fund seeks the maximum total after-tax return for New York residents consistent with a prudent level of credit risk.

         Each Fund is a non-diversified fund that pursues its investment objective by investing normally at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax, and from New York state, New York City and City of Yonkers personal income taxes. Each Fund may invest up to 20% of its assets in high quality short-term obligations, which may include taxable securities. Each Fund normally invests at least 80% of its assets in securities deemed investment grade at the time of investment by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's investment advisor. In addition, under normal circumstances, each Fund intends that at least 50% of its assets will be invested in high-quality securities rated in the top two categories of such ratings organizations, or determined to be of comparable quality. Each Fund may invest up to 20% of its total assets in securities rated below investment grade. Each Fund may retain any security whose rating has been downgraded after purchase by the Fund if the Fund's investment advisor considers the retention advisable. At no time, however, will more than 35% of either Fund's net assets consist of securities rated below investment grade. Each Fund may invest in bonds of any maturity or duration, however, the Fund's dollar-weighted average maturity is not expected to exceed ten years. In purchasing municipal securities, the portfolio manager includes an analysis of how well the securities fit into the Fund's overall portfolio strategy, credit criteria, and established price levels. Each Fund may, during seasonal variations or other shortages in the supply of suitable New York municipal securities, invest more than 20% of its assets in municipal securities issued by other states, their agencies or instrumentalities, the interest o f which is exempt from federal tax, but not New York state or local personal tax.

         Each Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds' principal investment strategies and investment goals and, if employed could result in lower returns and loss of market opportunity.

         Because both Funds have substantially identical investment objectives and substantially identical investment strategies, it is not anticipated that the securities held by OFFIT Fund will be disposed of in significant amounts in connection with the Merger.

         The principal risks of investing in either of the Funds is interest rate risk (interest rate risk is triggered by the tendency for the value of debt securities to fall when interest rates go up) and credit risk (the value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time). Both Funds are also subject to below investment grade bond risk (markets may react to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value and which may result in a decreased liquidity of such bonds). Both Funds are subject to non-diversification risk (a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio than in the portfolio of a fund which invests in numerous issuers). Further, both Funds are subject to concentration risk (an investment in a Fund that concentrates its investments in a single state entails greater risk than an investment in a fund that invests its assets in numerous states). For a detailed comparison of the Funds' risks, see the section entitled "Risks" below.

         The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?

         The sales charges for Class A shares of Evergreen Fund and the Advisor Shares for OFFIT Fund are different. Neither the Class I shares for Evergreen Fund nor the Select Shares for OFFIT Fund have sales charges. For a complete description of the sales charges for each Fund, see the table below and "Distribution of Shares." OFFIT Fund offers two classes of shares while Evergreen Fund offers four classes of shares. You will not pay any front-end or deferred sales charge in connection with the Merger. The procedures for buying, selling and exchanging shares of the Funds are similar. For more information, see "Purchase and Redemption Procedures" and "Exchange Privileges" below.

         The following tables allow you to compare the sales charges and expenses of the two Funds. The table entitled "Evergreen Fund Pro Forma" shows you what the sales charges will be and what the expenses are estimated to be assuming the Merger takes place.

Shareholder Fees (fees paid directly from your investment)

-------------------------------------------------- ------------------------------------------------
OFFIT Fund                                            Evergreen Fund
------------------------ ------------ ------------ ------------------------ --------- -------------
Shareholder Transaction     Advisor      Select       Shareholder              Class A   Class I
Expenses                    Shares       Shares       Transaction Expenses
------------------------ ------------ ------------ ------------------------ --------- -------------
Maximum sales charge        None         None         Maximum sales charge     4.75%     None
imposed on purchases (as                              imposed on purchases
a % of offering price)                                (as a % of offering
                                                      price)
------------------------ ------------ ------------ ------------------------ --------- -------------
Maximum deferred sales      None         None         Maximum deferred sales   None*     None
charge (as a % of either                              charge (as a % of
the redemption amount or                              either the redemption
initial investment                                    amount or initial
whichever is lower)                                   investment whichever
                                                      is lower)
------------------------ ------------ ------------ ------------------------ --------- -------------

         * Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge ("CDSC") of 1.00% upon redemption within one year after the month of purchase.

         The following tables allow you to compare the expenses of the two Funds. Evergreen Fund is newly organized and has not had any operations to date. The table entitled "Evergreen Fund Pro Forma" shows you what the expenses are estimated to be assuming the Merger takes place. The amounts for shares of Evergreen Fund set forth in the following table and in the examples are based on the estimated expenses of Evergreen Fund pro forma for the period ending December 31, 2002. The amounts for shares of OFFIT Fund set forth in the following table and in the examples are based on the actual expenses for the fiscal year ended December 31, 2001.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
-------------------------------------------------------------------------- -------------------------------------------------------
                                                                           Evergreen Fund Pro Forma (based on what the estimated
OFFIT Fund (based on expenses for the fiscal year ended December 31, 2001) combined expenses of Evergreen Fund pro forma would be for the fiscal year ending December 31, 2002)
----------- --------- -------- --------- ----------- --------- ----------- -- --------- ------------- -------- ---------- ----------
            Management   12b-1    Other       Total       Waiver    Total             Management    12b-1    Other      Total
            Fees         Fees     Expenses    Fund                  Fund              Fees          Fees     Expenses   Fund
                                              Operating             Operating                                           Operating
                                              Expenses              Expenses                                            Expenses4
                                              (Before               (After
                                              Waiver)               Waiver)
----------- --------- -------- --------- ----------- --------- ----------- -- --------- ------------- -------- ---------- ----------
Advisor     0.35%     0.25%1   0.51%2      1.11%1     0.11%3     1.00%1       Class A      0.35%       0.25%     0.22%      0.82%
Shares
----------- --------- -------- --------- ----------- --------- ----------- -- --------- ------------- -------- ---------- ----------
Select      0.35%      0.00%   0.26%       0.61%      0.11%3     0.50%        Class I      0.35%       0.00%     0.22%      0.57%
Shares
----------- --------- -------- --------- ----------- --------- ----------- -- --------- ------------- -------- ---------- ----------

1 The Rule 12b-1 fees for Advisor Shares of the Fund are currently being waived. This waiver may be terminated at any time without shareholder approval at the option of OFFIT Fund's distributor. Including voluntary waivers but not contractual waivers, Total Fund Operating Expenses were 0.86% . Including all waivers, Total Fund Operating Expenses were 0.75%.
2    Other Expenses include a 0.25% shareholder services fee.
3 These fees have been waived by OFFIT Fund's investment advisor and/or administrator as part of a contractual arrangement with The OFFIT Investment Fund, Inc.
4 From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to decrease expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers. Including fee waivers, Total Fund Operating Expenses are estimated to be 0.80% for Class A and 0.55% for Class I.

         The table below shows examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in OFFIT Fund versus Evergreen Fund pro forma, assuming the Merger takes place, and are for illustration only. The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of each Fund, any fee waivers or expense reimbursements in effect for the periods described above and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Examples of Fund Expenses

----------------------------------------------------- -- -------------------------------------------
OFFIT Fund                                                 Evergreen Fund Pro Forma
----------------------- --------------- ------------- -- ---------------------- --------- ----------
Assuming Redemption at                                     Assuming Redemption
End of Period                                              at End of Period
----------------------- --------------- ------------- -- ---------------------- --------- ----------
                          Advisor Shares  Select                                  Class A   Class I
------------------------- --------------- ------------- -- ---------------------- --------- --------
After 1 year              $102            $51              After 1 year           $555      $58
------------------------- --------------- ------------- -- ---------------------- --------- --------
After 3 years             $342            $184             After 3 years          $724      $183
------------------------- --------------- ------------- -- ---------------------- --------- --------
After 5 years             $601            $329             After 5 years          $908      $318
------------------------- --------------- ------------- -- ---------------------- --------- --------
After 10 years            $1,342          $752             After 10 years         $1,440    $714
------------------------- --------------- ------------- -- ---------------------- --------- --------

How do the Funds' performance records compare?

         The following tables show how OFFIT Fund has performed in the past. Evergreen Fund has been recently organized and has not yet engaged in any operations; consequently, it does not have an investment performance record. After the Merger, Evergreen Fund, as the successor to the OFFIT Fund, will assume and publish OFFIT Fund's investment performance record. Past performance is not an indication of future results.

Year-by-Year Total Return (%)

         The table below shows the percentage gain or loss for the Select Shares of OFFIT Fund in each full calendar year since the Select Shares' inception on 4/3/1995. The class shown is the oldest. The table should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

--------------------------------------------------------------------------------
                                OFFIT Fund
------ ------------- ------------ ----------- ----------- ------------ ---------
           `96           `97         `98         `99          `00         `01
------ ------------- ------------ ----------- ----------- ------------ ---------
30%
------ ------------- ------------ ----------- ----------- ------------ ---------
20%
------ ------------- ------------ ----------- ----------- ------------ ---------
10%                                                         10.54%
------ ------------- ------------ ----------- ----------- ------------ ---------
5%                   7.84%        6.03%                                5.94%
------ ------------- ------------ ----------- ----------- ------------ ---------
0      3.72%
------ ------------- ------------ ----------- ----------- ------------ ---------
-5%                                           -0.65%
------ ------------- ------------ ----------- ----------- ------------ ---------

Best Quarter: 4th Quarter 2000 +3.79%
Worst Quarter: 2nd Quarter 1999 -1.80%
Year to date total return through 6/30/2002:  +4.47%

         The next table lists OFFIT Fund's average annual total return for its Select Shares over the past one and five years and since inception (through 12/31/2001). Advisor Shares have not been in existence long enough to have established a performance history. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with an index. At the bottom of the table you can compare the Fund's performance with the Lehman Brothers 5 Year Municipal Bond Index (LBMBI). The LBMBI is an unmanaged market index that provides a broad-based performance measure of the U.S. municipal bond market consisting of securities with up to five-year maturities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2001)

-------------------------------------------------------------------------------------
                                     OFFIT Fund
----------------------- ---------------- ------------ ------------ -------------------
                        Inception Date                             Performance Since
                           of Class        1 year       5 year         Inception
----------------------- ---------------- ------------ ------------ -------------------
Select Shares              4/3/1995         5.94%        5.88%           6.10%
----------------------- ---------------- ------------ ------------ -------------------
Return After Taxes on
Distributions*
----------------------- ---------------- ------------ ------------ -------------------
Return After Taxes on
Distributions and Sale
of Fund Shares *
----------------------- ---------------- ------------ ------------ -------------------
LBMBI                                       6.21%        5.35%          5.67%**
----------------------- ---------------- ------------ ------------ -------------------

* The after-tax returns shown are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ form those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

**   This index performance number is since 4/3/1995.

     For a detailed discussion of the manner of calculating total return, please see each Fund's statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

     Important information about OFFIT Fund is also contained in management's discussion of OFFIT Fund's performance. This information appears in OFFIT Fund's most recent Annual and Semi-annual Reports.

Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger?

Management of the Funds

         The overall management of Evergreen Fund and OFFIT Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Municipal Trust and the Board of Directors of The OFFIT Investment Fund, Inc., respectively.

Investment Advisor

         OFFITBANK Fund Advisors ("OFFITBANK") is the investment advisor to Evergreen Fund. The following are some key facts about OFFITBANK:

--------------------------------------------------------------------------------
o    Is a  subsidiary  of Wachovia  Corporation  (formerly  named First
     Union  Corporation),  the 4th largest bank holding  company in the
     United States based on total assets as of December 31, 2001.
o    Provides  discretionary  investment  management services to mutual funds, high net worth individuals and family groups, foundations, endowments and corporations.
o Manages over $15.1 billion in assets for 15 OFFIT Funds as of December 31, 2001. o Is located at 520 Madison Avenue, New York, NY 10022.
--------------------------------------------------------------------------------

Portfolio Management

         The day-to-day management of OFFIT Fund is handled by:

--------------------------------------------------------------------------------
o Carolyn N. Dolan and Michael Pietronico serve as the Fund's portfolio managers. Ms. Dolan has been associated with OFFITBANK since 1983 with responsibilities for OFFITBANK's tax sensitive and cross-market portfolios. Mr. Pietronico is Managing Director and has been associated with OFFITBANK since 1992 specializing in municipal securities.
o If the Merger is approved, Ms. Dolan and Mr. Pietronico will continue as portfolio manager of Evergreen Fund.
--------------------------------------------------------------------------------

Advisory Fees

         For its management and supervision of the daily business affairs of Evergreen Fund, OFFITBANK is entitled to receive an annual fee equal to:

--------------------------------------------------------------------------------
o        0.35% of the Fund's average daily net assets.
--------------------------------------------------------------------------------

What will be the primary federal tax consequences of the Merger?

         Prior to or at the time of the Merger, OFFIT Fund and Evergreen Fund will have received an opinion from Sullivan & Worcester LLP that the Merger has been structured so that no gain or loss will be realized by OFFIT Fund or its shareholders for federal income tax purposes as a result of receiving Evergreen Fund shares in connection with the Merger. The holding period and aggregate tax basis of shares of Evergreen Fund that are received by an OFFIT Fund shareholder will be the same as the holding period and aggregate tax basis of shares of OFFIT Fund previously held by such shareholder, provided that shares of OFFIT Fund are held as capital assets. In addition, the holding period and tax basis of the assets of OFFIT Fund in the hands of Evergreen Fund as a result of the Merger will be the same as they were in the hands of OFFIT Fund immediately prior to the Merger. No gain or loss will be recognized by Evergreen Fund upon the receipt of the assets of OFFIT Fund in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of OFFIT Fund's identified liabilities.

                                      RISKS

What are the primary risks of investing in each Fund?

         An investment in either Fund is subject to certain risks. The risk factors for the Funds are identical due to the substantially identical investment objectives and polices of the Funds. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with an investment in each of the Funds.

----------------------------- --------------------------------------------------
OFFIT Fund                    Evergreen Fund
----------------------------- --------------------------------------------------
        Both Funds are subject to Interest Rate Risk.
        Both Funds invest in debt securities.
--------------------------------------------------------------------------------

         Interest rate risk is triggered by the tendency for the value of debt securities and certain dividend paying stocks to fall when interest rates go up. If a Fund invests in debt securities and interest rates rise, then the value of the Fund's securities may decline. The longer the term of the bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. When interest rates go down, interest earned by a Fund on its investments may also decline, which could cause the Fund to reduce the dividend it pays.

----------------------------- --------------------------------------------------
OFFIT Fund                    Evergreen Fund
----------------------------- --------------------------------------------------
     Both Funds are subject to Credit Risk.
     Both Funds invest in debt securities.
--------------------------------------------------------------------------------

         The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. If a Fund invests in debt securities, the value of and total return earned on a shareholder's investment in a Fund may decline if an issuer fails to pay an obligation on a timely basis.

----------------------------- --------------------------------------------------
OFFIT Fund                    Evergreen Fund
----------------------------- --------------------------------------------------
     Both Funds  are  subject  to  Below  Investment Grade  Bond  Risk.
     Both  Funds may invest in below investment grade bonds.
--------------------------------------------------------------------------------

         Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value and which may result in a decreased liquidity of such bonds.

----------------------------- --------------------------------------------------
OFFIT Fund                    Evergreen Fund
----------------------------- --------------------------------------------------
   Both  Funds are subject to Non-Diversification Risk.
   Both Funds are non-diversified funds.
--------------------------------------------------------------------------------

         An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest up to 25% of its assets in a single issuer and up to 50% of its assets may consist of securities of only two issuers. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio than in the portfolio of a fund which invests in numerous issuers.

----------------------------- --------------------------------------------------
OFFIT Fund                    Evergreen Fund
----------------------------- --------------------------------------------------
    Both Funds are subject to Concentration Risk.
    Both Funds concentrate their investments in the State of New York.
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         An investment in a Fund that concentrates its investments in a single state entails greater risk than an investment in a fund that invests its assets in numerous states. The Fund may be vulnerable to any development in its named state's economy that may weaken or jeopardize the ability of the state's municipal bond issuers to pay interest and principal on their debt obligations.

Are there any other risks of investing in each Fund?

         Both Funds may invest in futures and options which are forms of derivatives. Small price movements in the underlying asset could result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio, to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income. Although these practices are intended to increase returns, they may actually reduce returns or increase volatility.

                            MERGER INFORMATION

Reasons for the Merger

         On September 1, 2001, and after approval by shareholders of both companies, Wachovia Corporation merged into First Union Corporation. In connection with that merger, First Union Corporation changed its name to "Wachovia Corporation" immediately after consummation of the merger. Prior to the merger, subsidiaries of Wachovia Corporation and First Union Corporation had managed the OFFIT family of funds and the Evergreen family of funds, respectively. Since September 1, 2001, management of this newly combined financial services company has undertaken the process of comparing product offerings within the OFFIT and Evergreen Fund families to determine opportunities for the elimination of duplicate products. The objective of the analysis was to ensure that a consolidated OFFIT and Evergreen Fund family offered a streamlined, more complete, competitive set of mutual funds, while serving the interests of the shareholders.

         All of the Directors of The OFFIT Investment Fund, Inc., including the Independent Directors, considered the Merger at a regular meeting held on June 13, 2002; they determined that the Merger was in the best interests of OFFIT Fund and its shareholders and that the interests of existing shareholders of OFFIT Fund would not be diluted as a result of the transactions contemplated by the Merger. In addition, Trustees of Evergreen Municipal Trust considered and approved the Merger at a regular meeting held on June 20-21, 2002.

         If the Merger is approved by shareholders, the assets of OFFIT Fund will be transferred in exchange for shares of Evergreen Fund. The historical activities of OFFIT Fund will be carried out by the newly created Evergreen Fund, as a part of the larger Evergreen family of funds ("Evergreen Funds").

         In addition, the Directors considered among other things:

o    the terms and conditions of the Merger;
o the fact that the Merger would not result in the dilution of shareholders' interests;
o compatibility of the Funds' investment objectives and principal investment strategies;
o the fact that the Merger provides continuity of money management for shareholders due to the fact that OFFIT Fund's portfolio managers would continue to manage Evergreen Fund;
o the fact that EIMC will bear the expenses incurred by OFFIT Fund and Evergreen Fund in connection with the Merger;
o the fact that Evergreen Fund will assume the identified liabilities of OFFIT Fund;
o the fact that the Merger is expected to be tax free for federal income tax purposes;
o alternatives available to shareholders of OFFIT Fund, including the ability to redeem their shares;
o the service features and distribution resources available to shareholders of the Funds and the anticipated increased array of investment alternatives available to shareholders of the Evergreen Funds.

         During their consideration of the Merger, the Directors of The OFFIT Investment Fund, Inc. met with Fund counsel and counsel to the Independent Directors regarding the legal issues involved.

         Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Directors of The OFFIT Investment Fund, Inc. concluded that the proposed Merger would be in the best interests of OFFIT Fund and its shareholders.

         The Trustees of Evergreen Municipal Trust considered the benefit of adding a product identical to OFFIT Fund to Evergreen Funds and also approved the Merger on behalf of Evergreen Fund.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (The Form of which is Exhibit A hereto).

         The Plan provides that Evergreen Fund will acquire all of the assets of OFFIT Fund in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of OFFIT Fund on or about November 8, 2002 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, OFFIT Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable on the Closing Date. Evergreen Fund will not assume any liabilities or obligations of OFFIT Fund other than those reflected in an unaudited statement of assets and liabilities of OFFIT Fund prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time"). Evergreen Fund will provide the Directors of The OFFIT Investment Fund, Inc. with certain indemnifications as set forth in the Plan.

         The number of full and fractional shares of each class of Evergreen Fund to be received by the shareholders of OFFIT Fund will be determined by multiplying the number of full and fractional shares of the corresponding class of OFFIT Fund by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of OFFIT Fund by the net asset value per share of the respective class of shares of Evergreen Fund. Such computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         The custodian for the Funds will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of Evergreen Fund, Rule 22c-1 under the 1940 Act, and the interpretations of such Rule by the SEC's Division of Investment Management.

         As soon after the Closing Date as conveniently practicable, OFFIT Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen Fund received by OFFIT Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of OFFIT Fund's shareholders on Evergreen Fund's share records of its transfer agent. Each account will receive the respective pro rata number of full and fractional shares of Evergreen Fund due to the OFFIT Fund's shareholders. All issued and outstanding shares of OFFIT Fund, including those represented by certificates, will be canceled. The shares of Evergreen Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, OFFIT Fund will be terminated.

         The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by OFFIT Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of OFFIT Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of OFFIT Fund and Evergreen Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         Whether or not the Merger is consummated, EIMC will pay the expenses incurred by OFFIT Fund and Evergreen Fund in connection with the Merger (including the cost of any proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by OFFIT Fund, Evergreen Fund or their shareholders.

         If OFFIT Fund shareholders do not approve the Merger, the Directors of The OFFIT Investment Fund, Inc. will consider other possible courses of action which may be in the best interests of shareholders.

Federal Income Tax Consequences

         The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Merger, OFFIT Fund and Evergreen Fund will each receive an opinion from Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Merger:

         (1) The transfer of all of the assets of OFFIT Fund solely in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of OFFIT Fund followed by the distribution of Evergreen Fund's shares to the shareholders of OFFIT Fund in liquidation of OFFIT Fund will constitute a "reorganization" within the meaning of section 368(a)(1)(F) of the Code, and Evergreen Fund and OFFIT Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Evergreen Fund upon the receipt of the assets of OFFIT Fund solely in exchange for the shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of OFFIT Fund;

         (3) No gain or loss will be recognized by OFFIT Fund on the transfer of its assets to Evergreen Fund in exchange for Evergreen Fund's shares and the assumption by Evergreen Fund of the identified liabilities of OFFIT Fund or upon the distribution (whether actual or constructive) of Evergreen Fund's shares to OFFIT Fund's shareholders in exchange for their shares of OFFIT Fund;

         (4) No gain or loss will be recognized by OFFIT Fund's shareholders upon the exchange of their shares of OFFIT Fund for shares of Evergreen Fund in liquidation of OFFIT Fund;

         (5) The aggregate tax basis of the shares of Evergreen Fund received by each shareholder of OFFIT Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of OFFIT Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of Evergreen Fund received by each shareholder of OFFIT Fund will include the period during which the shares of OFFIT Fund exchanged therefor were held by such shareholder (provided that the shares of OFFIT Fund were held as a capital asset on the date of the Merger); and

         (6) The tax basis of the assets of OFFIT Fund acquired by Evergreen Fund will be the same as the tax basis of such assets to OFFIT Fund immediately prior to the Merger, and the holding period of such assets in the hands of Evergreen Fund will include the period during which the assets were held by OFFIT Fund.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of OFFIT Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Evergreen Fund shares he or she received. Shareholders of OFFIT Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of OFFIT Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

Pro-forma Capitalization

         The following table sets forth the capitalization of OFFIT Fund as of June 30, 2002 and the capitalization of Evergreen Fund on a pro forma basis as of June 30, 2002, giving effect to the proposed acquisition of assets at net asset value. As a newly created series, Evergreen Fund will have nominal assets and liabilities immediately preceding the Closing Date. The pro forma data reflects an exchange ratio of 1.00 Class A and Class I shares of Evergreen Fund issued for each Advisor Share and each Select Share of OFFIT Fund, respectively.

                        Capitalization of OFFIT Fund and
                           Evergreen Fund (Pro Forma)

-------------------------- ------------ ----------------------------------------
                           OFFIT Fund        Evergreen Fund (Pro Forma)

Net Assets

Advisor Shares                  $51,786               N/A
Select Shares              $111,261,787               N/A
Class A                             N/A           $51,786
Class B                             N/A                 0
Class C                             N/A                 0
Class I                             N/A      $111,261,787
Total Net Assets           $111,313,573      $111,313,573
-------------------------- ------------- ---------------------------------------
-------------------------- ------------- ---------------------------------------
Net Asset Value Per Share

Advisor Shares                   $11.08         N/A
Select Shares                    $11.07         N/A
Class A                             N/A      $11.08
Class B                             N/A           0
Class C                             N/A           0
Class I                             N/A      $11.07
-------------------------- ------------- ---------------------------------------
-------------------------- ------------- ---------------------------------------
Shares Outstanding

Advisor Shares                    4,675             N/A
Select Shares                10,048,890             N/A
Class A                             N/A           4,675
Class B                             N/A               0
Class C                             N/A               0
Class I                             N/A      10,048,890
Total shares outstanding     10,053,565      10,053,565
-------------------------- ------------- ---------------------------------------

Distribution of Shares

         Evergreen Distributor, Inc. ("EDI"), a subsidiary of BISYS Fund Services, acts as underwriter of the shares of Evergreen Fund and OFFIT Funds Distributor, Inc., a subsidiary of PFPC Distributors, Inc., acts as underwriter of shares of OFFIT Fund. The underwriters distribute each Fund's shares directly or through broker-dealers, banks (including First Union National Bank and Wachovia Bank, N.A.), or other financial intermediaries. OFFIT Fund offers two classes of shares: Advisor Shares and Select Shares. Evergreen Fund offers four classes of shares, two of which are involved in the Merger: Class A and Class I. Each class has a separate distribution arrangement and bears its own distribution expenses. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below).

         In the proposed Merger, OFFIT Fund shareholders will receive shares of Evergreen Fund having a different class designation but having similar arrangements with respect to the imposition of distribution-related and shareholder servicing-related fees as the shares they currently hold. Because the Merger will be effected at net asset value without the imposition of a sales charge, OFFIT Fund shareholders will receive Evergreen Fund shares without paying any front-end sales charge or CDSC as a result of the Merger.

         The following is a summary description of charges and fees for the Class A and Class I shares of Evergreen Fund which will be received by OFFIT Fund shareholders in the Merger. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund's prospectus and statement of additional information.

         Class A Shares. Class A shares are sold at net asset value plus a front-end sales charge of up to 4.75% of the offering price and, as indicated below, are subject to distribution-related fees. For a description of the front-end sales charge applicable to the purchase of Class A shares see "How to Choose the Share Class that Best Suits You" in the prospectus of Evergreen Fund. No front-end sales charge will be imposed on Class A shares of Evergreen Fund received by OFFIT Fund's shareholders as a result of the Merger.

         Class I Shares. Class I shares are sold at net asset value without any front-end or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. Class I shares are only available to certain classes of investors as is more fully described in the prospectus for Evergreen Fund. However, OFFIT Fund shareholders who receive Evergreen Fund Class I shares in the Merger may continue to make subsequent purchases of Class I shares.

         Distribution-Related and Shareholder Servicing-Related Expenses. Evergreen Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the class. Payments with respect to Class A shares are currently limited to 0.25% of average daily net assets attributable to the class. This amount may be increased to the "full plan rate" by the Trustees of Evergreen Municipal Trust without shareholder approval. OFFIT Fund has adopted a Shareholder Servicing Plan with respect to its Advisor Shares under which the class pays 0.25% of average daily net assets attributable to the class. Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its prospectus and statement of additional information. No Rule 12b-1 plan has been adopted for either the Select Shares of OFFIT Fund or the Class I shares of Evergreen Fund.

Purchase and Redemption Procedures

         Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above.
Investments in the Funds are not insured. The minimum initial purchase requirement for Class A of Evergreen Fund is $1,000, while the minimum initial purchase requirement for Class I is $1,000,000. There is no minimum for subsequent purchases of shares of Evergreen Fund. The minimum initial purchase requirement for OFFIT Fund's Select Shares is $250,000. There is a $10,000 minimum for subsequent purchases of OFFIT Fund. The minimum initial purchase requirement for OFFIT Fund's Advisor Shares is $10,000. There is no minimum for subsequent purchases of Advisor Shares of OFFIT Fund. For more information, see "How to Buy Shares - Minimum Investments" in Evergreen Fund's prospectus and "Shareholder Information" in OFFIT Fund's prospectus. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in-kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in each Fund's prospectus. Evergreen Fund may involuntarily redeem shareholders' accounts that have less than the minimum initial investment of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

         Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other fund within their respective fund families. Both Funds may limit exchanges when it is determined that such excessive trading is detrimental to the Fund and in the case of Evergreen Fund, may limit exchanges to five per calendar year and three per calendar quarter. No sales charge is imposed on an exchange. An exchange represents an initial investment in another fund and must meet any minimum investment requirements imposed by either Fund. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's prospectus and statement of additional information.

Dividend Policy

         Each Fund distributes its investment company taxable income and tax exempt income monthly and its net realized gains at least annually to shareholders of record on the dividend record date. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See each Fund's prospectus for further information concerning dividends and distributions.

         After the Merger, shareholders of OFFIT Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen Fund reinvested in shares of Evergreen Fund. Shareholders of OFFIT Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen Fund.

         OFFIT Fund has qualified and intends to continue to qualify, and Evergreen Fund intends to qualify, to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes substantially all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

                       INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

         Evergreen Fund is a series of Evergreen Municipal Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Evergreen Municipal Trust is organized as a Delaware business trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Delaware and federal law. OFFIT Fund is a series of The OFFIT Investment Fund, Inc. an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. The OFFIT Investment Fund, Inc. is organized as a Maryland corporation and is governed by its Articles of Incorporation, By-Laws, a Board of Directors and by applicable Maryland and federal law.

Capitalization

         The beneficial interests in Evergreen Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. The interests in OFFIT Fund are represented by ten billion shares of common stock, with a par value of $0.001 per share. Each Fund's governing documents permits their respective Directors/Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Directors/Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by their respective Directors/Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that Evergreen Municipal Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, shareholders of Evergreen Municipal Trust may be subject to liability. To guard against this risk, the Declaration of Trust of Evergreen Municipal Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Municipal Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Municipal Trust is remote.

       Under the applicable Maryland law, shareholders are not personally liable for the obligations of The OFFIT Investment Fund, Inc.

Shareholder Meetings and Voting Rights

         Neither Evergreen Municipal Trust on behalf of Evergreen Fund nor The OFFIT Investment Fund, Inc. on behalf of OFFIT Fund is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Municipal Trust. A meeting of shareholders may be called for any purpose when requested in writing by the holders of at least 10% of the outstanding shares of The OFFIT Investment Fund, Inc. entitled to vote. In addition, each of Evergreen Municipal Trust and The OFFIT Investment Fund, Inc. is required to call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors/Trustees then holding office were elected by shareholders. Neither Evergreen Municipal Trust nor The OFFIT Investment Fund, Inc. currently intends to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, with respect to Evergreen Fund, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter; with respect to OFFIT Fund, 33 1/3% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For each Fund, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         Under the Declaration of Trust of Evergreen Municipal Trust, each share of Evergreen Fund will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share. Under the Articles of Incorporation of The OFFIT Investment Fund, Inc., as to any matter on which the shareholder is entitled to vote, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Liquidation

         In the event of the liquidation of Evergreen Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund. In the event of liquidation or dissolution of OFFIT Fund, the shareholders of a class shall be entitled to receive, out of the assets available for distribution, the assets belonging to that class less the liabilities allocated to that class.

Liability and Indemnification of Directors/Trustees

         Under the Declaration of Trust of Evergreen Municipal Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

       Under the Articles of Incorporation and By-Laws of The OFFIT Investment Fund, Inc., a Director is liable only for his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Each Director is indemnified by The OFFIT Investment Fund, Inc. to the fullest extent permitted by law against liability and all expenses, including the cost of litigation, incurred by him as a result of any legal action in which he becomes involved by virtue of his being a Director, unless it is determined that the Director acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Evergreen Municipal Trust, Articles of Incorporation of The OFFIT Investment Fund, Inc., their respective By-Laws and Delaware and Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, Articles of Incorporation, By-Laws and Delaware and Maryland law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

         This prospectus/proxy statement is being sent to shareholders of OFFIT Fund in connection with a solicitation of proxies by the Directors of The OFFIT Investment Fund, Inc., to be used at the Special Meeting of Shareholders (the "Meeting") to be held at [10:00 a.m.-TRUE?], on November 1, 2002, at the OFFIT Fund's offices at 520 Madison Avenue, New York, NY 10022-4213 and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of OFFIT Fund on or about September 27, 2002. Only shareholders of record as of the close of business on August 30, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

         If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Merger and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not have the effect of being counted as votes against the Plan, which must be approved by a majority of the votes cast and entitled to vote. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of The OFFIT Investment Fund, Inc. at the address set forth on the cover of this prospectus/proxy statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Merger contemplated thereby.

         Approval of the Merger will require the affirmative vote of a majority (greater than 50%) of OFFIT Fund's shares voted and entitled to vote at the Meeting, assuming a quorum (at least 33 1/3% of the Fund's shares entitled to vote) is present. In voting for the Merger, all classes of OFFIT Fund will vote together as if they were a single class, and each share will be entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of OFFITBANK, its affiliates or other representatives of OFFIT Fund (who will not be paid for their soliciting activities). In addition, Georgeson Shareholder Communications, Inc., the Fund's proxy solicitor, may make proxy solicitations. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail or by Internet, or vote by telephone or attend in person. (See the back of this prospectus/proxy statement for voting instructions.) Any proxy given by you is revocable.

         If OFFIT Fund shareholders do not vote to approve the Merger, the Directors of The OFFIT Investment Fund, Inc. will consider other possible courses of action in the best interests of shareholders. In the event that sufficient votes to approve the proposal are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by a plurality of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to the proposed Merger will not be entitled under either Maryland law or the Articles of Incorporation of The OFFIT Investment Fund, Inc. to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of Evergreen Fund which they receive in the transaction at their then-current net asset value. Shares of OFFIT Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of OFFIT Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

         OFFIT Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of The OFFIT Investment Fund, Inc. at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund in a reasonable period of time prior to the meeting.

         The votes of the shareholders of Evergreen Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise OFFIT Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

         As of the Record Date, the following number of each class of shares of common stocks of OFFIT Fund was outstanding:

----------------------------------- ----------------------------------
Class of Shares                     Number of Shares
----------------------------------- ----------------------------------
Advisor Shares
Select Shares
All Classes
----------------------------------- ----------------------------------

         As of July 31, 2002, the officers and Directors of The OFFIT Investment Fund, Inc. beneficially owned as a group less than 1% of each class of the outstanding shares of OFFIT Fund. To The OFFIT Investment Fund, Inc.'s knowledge, the following persons owned beneficially or of record more than 5% of the following Classes of OFFIT Fund's outstanding shares as of July 31, 2002:

---------------- ----- ------------- ----------------------- ---------------------------------
Name and Address Class No. of Shares Percentage of Shares of Percentage of Shares of Class
---------------- ----- ------------- ---------------------------------------------------------
                                     Class Before Merger          After Merger
---------------- ----- ------------- ----------------------- ---------------------------------

         As of July 31, 2002, the officers and Trustees of Evergreen Municipal Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Evergreen Fund. To Evergreen Municipal Trust's knowledge, no persons owned beneficially or of record more than 5% of Evergreen Fund's outstanding shares as of July 31, 2002.

         THE DIRECTORS OF THE OFFIT INVESTMENT FUND, INC. RECOMMEND APPROVAL OF THE PLAN. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of OFFIT Fund as of December 31, 2001, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Evergreen Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                             ADDITIONAL INFORMATION

         OFFIT Fund and Evergreen Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois
60661-2511 and Woolworth Building, 233 Broadway, New York, New York 10279, at prescribed rates.

                                OTHER BUSINESS

         The Directors of The OFFIT Investment Fund, Inc. do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

September 27, 2002

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.   INDIVIDUAL  ACCOUNTS:   Sign  your  name  exactly  as  it  appears  in  the
     Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

     REGISTRATION                               VALID SIGNATURE
     CORPORATE ACCOUNTS

     (1) ABC Corp.                              ABC Corp.
     (2) ABC Corp.                              John Doe, Treasurer
     (3) ABC Corp.                              John Doe
         c/o John Doe, Treasurer
     (4) ABC Corp. Profit Sharing Plan          John Doe, Trustee

     TRUST ACOUNTS

     (1) ABC Trust                              Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee                   Jane B. Doe
         u/t/d 12/28/78

     CUSTODIAL OR ESTATE ACCOUNTS

     (1) John B. Smith, Cust.                   John B. Smith
         f/b/o John B. Smith, Jr. UGMA
     (2) John B. Smith                          John B. Smith, Jr., Executor

     After completing your proxy card, return it in the enclosed postage paid envelope.

                          OTHER WAYS TO VOTE YOUR PROXY

     Vote By Telephone:

1.       Read the prospectus/proxy statement and have your proxy card at hand.
2.       Call the toll-free number indicated on your proxy card.
3.       Enter the control number found on your proxy card.
4.       Follow the simple recorded instructions.


     Vote By Internet:

1.       Read the prospectus/proxy statement and have your proxy card at hand.
2. Go to the website indicated on your proxy card and follow the voting instructions.

         The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. [If you have any questions about the proxy card, please call Georgeson Shareholder Communications, Inc., our proxy solicitor, at 866-515-0318 (toll free).- TRUE?]

                                                                       EXHIBIT A
                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 31st day of August, 2002, by and between Evergreen ______Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Acquiring Fund Trust"), with respect to its Evergreen ______ Fund series (the "Acquiring Fund"), and [The Offit Investment Fund, Inc. or The Offit Variable Insurance Fund, Inc.], a Maryland corporation, with its principal place of business at 400 Bellevue Parkway, Wilmington, Delaware, 19809 (the "Selling Fund Trust"), with respect to its _____ Fund series (the "Selling Fund").

           This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for [Class A, Class I, or Class 1] shares of beneficial interest, $0.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein.

         WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets, and the identified liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities of the Selling Fund, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8  TERMINATION.   The  Selling  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of [Advisor, Select or VIF] shares of the Selling Fund will receive [Class A, Class I or Class 1] shares of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about November 11, 2002 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. PFPC, Inc., as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company to issue and deliver a confirmation to the Secretary of the Selling Fund Trust evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Selling Fund's account or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Maryland corporation that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of the Selling Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The audited financial statements of the Selling Fund at _____ have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since _______ there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year substantially all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Selling Fund Trust or the Selling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2   REPRESENTATIONS   OF  THE  ACQUIRING  FUND.  The  Acquiring  Fund
represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will distribute in each such year all net investment income and realized capital gains.

                  (g) At the time of the Reorganization, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. At the time of the Reorganization, the Acquiring Fund will not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor will there be outstanding any security convertible into any Acquiring Fund Shares.

                  (h) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (i) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (j) The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (k) As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (l) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.3 APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust's President and Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of Sullivan & Worcester LLP, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only  insofar as they relate to the  Acquiring  Fund,  the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

         CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Kramer, Levin, Naftalis & Frankel, LLP, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a corporation duly organized, validly existing and in good standing under the laws of State of Maryland and has the trust power to own all of its properties and assets and, to the knowledge of Kramer, Levin, Naftalis & Frankel, LLP to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Maryland corporation registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Fund Trust's Declaration of Trust or By-laws, or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Kramer, Levin, Naftalis & Frankel, LLP appropriate to render the opinions expressed therein.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND
                                THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable or tax exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

         8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities and GMO Trustee Indemnification Obligations of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG, LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent auditors with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund's management, and were found to be mathematically correct; and

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG, LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent auditors with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) they had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Evergreen Investment Management Company, LLC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, in the case of the Acquiring Fund Trust, and Maryland, in the case of the Selling Fund Trust, which are hereby referred to and are also on file at the principal offices of the Acquiring Fund Trust or, as the case may be, the Selling Fund Trust. The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                    EVERGREEN _________TRUST ON BEHALF OF
                                    EVERGREEN ______ FUND


                                    By:___________________
                                    Name: Michael H. Koonce
                                    Title:  Authorized Officer



                                    _______ ON BEHALF OF
                                    ____________ FUND

                                    By:______________________
                                    Name:
                                    Title:  Authorized Officer

                            EVERGREEN MUNICIPAL TRUST

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                          OFFIT NEW YORK MUNICIPAL FUND

                                   A Series of

                          THE OFFIT INVESTMENT FUND, INC.
                               520 Madison Avenue
                             New York, NY 10022-4213
                               (800) _____________

                        By and In Exchange For Shares of

                  EVERGREEN OFFIT NEW YORK MUNICIPAL BOND FUND

                                   A Series of

                            EVERGREEN MUNICIPAL TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898

         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of OFFIT New York Municipal Fund ("OFFIT Fund"), a series of The OFFIT Investment Fund, Inc., to Evergreen Offit New York Municipal Bond Fund ("Evergreen Fund"), a series of Evergreen Municipal Trust, in exchange for Class A and I shares (to be issued to holders of Class Advisor and Select shares, respectively, of OFFIT Fund) of beneficial interest, $0.001 par value per share, of Evergreen Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1)      The Statement of Additional  Information  of OFFIT Fund dated April 25,
         2002;

(2) The Statement of Additional Information of Evergreen Fund dated September 16, 2002 (to be filed by amendment on or about September 20, 2002);

(3)      Annual Report of OFFIT Fund dated December 31, 2001; and

(4) Semi-annual Report of OFFIT Fund dated June 30, 2002 (to be filed by amendment on or about September 20, 2002).

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of OFFIT Fund and Evergreen Fund dated September 27, 2002. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen Municipal Trust at the telephone numbers or addresses set forth above.

         The date of this Statement of Additional Information is September 27, 2002.

                         THE OFFIT INVESTMENT FUND, INC.

                              400 Bellevue Parkway
                              Wilmington, DE 19809
                                 (800) 618-9510

                       STATEMENT OF ADDITIONAL INFORMATION


                                 April 25, 2002


     The OFFIT Investment Fund, Inc. (the "Company") is an open-end, management investment company comprised of the following investment portfolios:

         OFFIT HIGH YIELD FUND

         OFFIT EMERGING MARKETS BOND FUND

         OFFIT TOTAL RETURN FUND

         OFFIT U.S. GOVERNMENT SECURITIES FUND

         OFFIT MORTGAGE SECURITIES FUND

         OFFIT CALIFORNIA MUNICIPAL FUND

         OFFIT NEW YORK MUNICIPAL FUND

         OFFIT NATIONAL MUNICIPAL FUND


(individually, a "Fund", and collectively, the "Funds"). The OFFIT California Municipal Fund, OFFIT New York Municipal Fund and OFFIT National Municipal Fund may be referred to as the "Municipal Funds". This Statement of Additional Information ("SAI") provides information about the Company applicable to each of the Funds. This information is in addition to the information that is contained in the Company's Prospectus dated April 25, 2002.

     This SAI is not a prospectus. The Prospectus may be obtained, without charge, by calling the Company toll-free at 1-800-618-9510 or by writing to the Company c/o PFPC Inc., P.O. Box 8701, Wilmington, DE 19809. The SAI should be read in conjunction with the Company's Prospectus dated April 25, 2002 and the Company's Annual Report dated December 31, 2001, which is hereby incorporated by reference.

                                TABLE OF CONTENTS




                                                                                                       PAGE

Organization and Classification..................................................................        3

Non-Primary Investment Strategies and Related Risks..............................................        3

Additional Risk Considerations...................................................................       17

Fundamental Investment Policies..................................................................       39

Non-Fundamental Investment Policies..............................................................       40

Management of the Company........................................................................       41

Investment Adviser...............................................................................       43

Distributor .....................................................................................       47

Administration, Fund Accounting, Transfer Agency and Custody Services ...........................       48

Portfolio Transactions...........................................................................       51

Purchase of Shares...............................................................................       53

Redemption of Shares.............................................................................       53

Performance Calculations.........................................................................       53

Additional Information Concerning Dividends, Distributions and Taxes.............................       57

Shareholder Services.............................................................................       67

General Information .............................................................................       68

Financial Information ...........................................................................       72


                         ORGANIZATION AND CLASSIFICATION

     The Company is an open-end, management investment company that was incorporated under the laws of the State of Maryland on September 8, 1993. All of the Funds are non-diversified and offer two classes of shares: Select and Advisor. Select Shares may be purchased from the Company's distributor, OFFIT Funds Distributor, Inc. and Advisor Shares may be purchased through a Shareholder Servicing Agent, which is a financial institution that has entered into an agreement with the Company to provide various shareholder services to the beneficial owners of Advisor Shares. The High Yield Fund also offers MSD&T Shares through a separate prospectus. MSD&T Shares are offered through Mercantile - Safe Deposit and Trust Company and its affiliated and correspondent banks. For more information on MSD&T Shares, contact the Company at 1-800-618-9510.

THE TRANSFER

     On March 1, 1994, the High Yield Fund exchanged its shares (now Select Shares) for portfolio securities of The Senior Securities Fund, L.P. (the "Partnership"), a Delaware limited partnership, after which the Partnership dissolved and distributed shares of the Fund pro rata to its partners. Following this transfer (the "Transfer"), partners of the Partnership who participated in the Transfer constituted all of the shareholders of the Fund, except for shares representing seed capital contributed to the Fund by the Distributor. No gain or loss was recognized by the Partnership or the participating partners upon the Transfer. The investment performance of the Fund may include the performance of the Partnership. The investment objective and policies of the Fund are in all material respects equivalent to those of the Partnership. While the Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the Fund is subject to certain restrictions on its investment activities under the Investment Company Act of 1940, as amended (the "1940 Act") and the Internal Revenue Code of 1986, as amended ("the Code") to which the Partnership was not subject. Had the Partnership been registered under the 1940 Act and subject to the provisions of the Code, its investment performance may have been adversely affected. Operating expenses incurred by the Fund may be higher than expenses that would have been incurred by the Partnership had it continued to operate as a private investment partnership. Past performance of the Fund (including the performance of the Partnership) should not be interpreted as indicative of the Fund's future performance.

               NON-PRIMARY INVESTMENT STRATEGIES AND RELATED RISKS

     The Funds may utilize many of the same investment techniques and certain Funds may invest in similar securities. Investors should note, however, that the Funds will invest their assets in accordance with their respective investment objectives and policies. Accordingly, the Funds' investment adviser, OFFITBANK (the "Adviser"), expects that each Fund's investment portfolio will be distinct.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser based on guidelines established by the Company's Board of Directors, present minimal credit risks. The Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may incur costs and experience time delays in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

     Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase, the security in the future at an agreed upon price, which includes an interest component. Whenever the Funds enter into reverse repurchase agreements, they will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by the Funds under the 1940 Act.

ASSET-BACKED SECURITIES

     Each of the Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

     Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

     Credit Support. Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support. However, the existence of credit support may increase the market price of the security.

MORTGAGE-RELATED SECURITIES

     The Mortgage Securities Fund will invest substantially all of its assets, and each of the other Funds may invest from time to time in mortgage-related securities, consistent with its respective investment objectives and policies, that provide funds for mortgage loans made to residential home owners. These include securities, such as collateralized mortgage obligations and stripped mortgage-backed securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as a Fund) by various government, government-related and private organizations.

     The Adviser expects that government, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with each Fund's investment objectives and policies, consider making investments in such new types of securities.

SHORT SALES

     Each Fund may make short sales of securities "against the box". A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. In a short sale "against the box," at the time of sale, a Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. Short sales against the box are a form of hedging to offset potential declines in long positions in similar securities.

CONVERTIBLE SECURITIES


     The High Yield, Emerging Markets Bond and Total Return Funds may, invest in convertible securities. The convertible securities that may be held by a Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock and include both traditional convertible securities and synthetic convertible securities. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. "Synthetic" convertible securities, as such term is used herein, are created by combining separate securities which possess the two principal characteristics of a true convertible security, fixed income and the right to acquire equity securities. Convertible securities have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) the potential for capital appreciation if the market price of the underlying common stock increases.

     The High Yield, Emerging Markets Bond and Total Return Funds have no current intention of converting any convertible securities they may own into equity securities or holding them as an equity investment upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, such Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.


DEPOSITORY RECEIPTS AND DEPOSITORY SHARES


     The High Yield, Emerging Markets Bond and Total Return Funds may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets. For purposes of the Funds' investment policies, the Funds' investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted. As a result of the absence of established securities markets and publicly owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Funds may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects that the Funds, to the extent of their investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Funds, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.


WARRANTS OR RIGHTS


     Warrants or rights may be acquired by each of the High Yield, Emerging Markets Bond and Total Return Funds in connection with other securities or separately, and provide the applicable Fund with the right to purchase at a later date other securities of the issuer. Warrants or rights acquired by a Fund in units or attached to securities will be deemed to be without value for purpose of this restriction. These limits are not fundamental policies of the Funds and may be changed by the Company's Board of Directors without shareholder approval.


BORROWING


     The Total Return, National Municipal, California Municipal and New York Municipal Funds' borrowings will not exceed 25% of each Fund's respective total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds of such borrowings for investment purposes. These Funds may borrow for leveraging purposes. The High Yield, Emerging Markets Bond, U.S. Government Securities and Mortgage Securities Funds borrowings will not exceed 20% of their respective total assets and is permitted only for temporary or emergency purposes. Any borrowing by the Funds may cause greater fluctuation in the value of their shares than would be the case if the Funds did not borrow. In the event that the Funds employ leverage, they would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the Funds' net asset values. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Funds' earnings or net asset values will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Funds' earnings or net asset values would decline faster than would otherwise be the case.


     The Total Return and the Municipal Funds may, in addition to engaging in the transactions described above, borrow money for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases or payments of dividends to shareholders) in an amount not exceeding 5% of the value of the applicable Fund's total assets (including the amount borrowed.)


WHEN ISSUED AND FORWARD COMMITMENT TRANSACTIONS

     Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a forward commitment basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities at a set price with payment and delivery taking place beyond the normal settlement date, allow such Fund to lock in what the Adviser believes to be an attractive price or yield on a security it owns or intends to purchase or sell, regardless of future changes in interest rates or securities prices. No income accrues to the purchaser of a security on a when-issued or forward commitment basis prior to delivery. When a Fund purchases securities on a when-issued basis or engages in forward commitment transactions, it sets aside securities or cash with its custodian equal to the payment that will be due. Engaging in when-issued and forward commitment transactions can cause greater fluctuation in a Fund's net asset value and involves a risk that yields or prices available in the market on the delivery date may be more advantageous to such Fund than those received in each transaction.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Each Fund (other than the Municipal Funds) may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of such Fund's portfolio securities denominated in such foreign currency. Conversely, when a Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where such Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Each Fund's custodian will place cash not available for investment or U.S. government securities or other liquid investments in a separate account having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a separate account declines, additional cash or investments will be placed in the account on a daily basis so that the value of the account will equal the amount of such Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Fund may purchase a call option permitting such Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or a Fund may purchase a put option permitting such Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. If the party with which a Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired.

LOANS OF PORTFOLIO SECURITIES

     For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has a right to call each loan and obtain the securities on five business days' notice. To the extent applicable, a Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     Each Fund (other than the U.S. Government Securities, Mortgage Securities and the Municipal Funds) may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a domestic or foreign entity and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in Latin America and other emerging markets are expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. Such Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and such Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When a Fund purchases Assignments from Lenders, that Fund will acquire direct rights against the borrower on the Loan. However, since assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     A Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular Assignments or Participations when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to those securities for purposes of valuing such Fund's portfolio and calculating its net asset value. Each Fund currently treats investments in Participations and Assignments as illiquid for purposes of its limitation on investments in illiquid securities. See "Illiquid Securities" below. However, each Fund may revise its policy in the future based upon further review of the liquidity of Assignments and Participations. Any determination to treat an Assignment or Participation as liquid would be made based on procedures adopted by the Board of Directors.

U.S. GOVERNMENT OBLIGATIONS

     Except for temporary defensive purposes, no Fund (other than the U.S. Government Securities and Mortgage Securities Funds) will invest more than 25% (35% with respect to the National Municipal, California Municipal and New York Municipal Funds) of its net assets in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government.

     In addition to the U.S. Treasury obligations described above, the Funds may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

     Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

     Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.


ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS


     Each Fund may invest in zero coupon securities and debt securities (including for certain Funds convertible debt securities) acquired at a discount. A substantial portion of the Emerging Markets Bond and Total Return Fund's sovereign debt securities may be acquired at a discount. The Funds will only purchase such securities to the extent consistent with their respective investment objectives. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. The entire return of a zero coupon security consists of the amortization of discount. The High Yield, Emerging Markets Bond and Total Return Funds also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The High Yield Fund will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. The Emerging Markets Bond and Total Return Funds may receive payments from pay-in-kind bonds in the form of both debt and equity securities provided that such equity securities do not cause each of these Funds to exceed their respective investment limitation in equity securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.


     Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than does the value of ordinary interest-bearing debt securities with similar maturities. Under current federal income tax law, the Funds are required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Funds will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Funds may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements. See "Additional Information Concerning Dividends, Distributions and Taxes" below.

BANK OBLIGATIONS

     Bank obligations that may be purchased by each Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. The Funds do not consider fixed time deposits illiquid for purposes of the restriction on investment in illiquid securities.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

     Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by a Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of the principal of and interest on such securities held by a Fund. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

VARIABLE AND FLOATING RATE INSTRUMENTS

     Securities purchased by each Fund may include variable and floating rate instruments, which provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. In some cases the Fund may require that the obligation to pay the principal of the instrument be backed by a letter or line of credit or guarantee. Although a particular variable or floating rate demand instrument might not be actively traded in a secondary market, in some cases, the Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market. With respect to the floating and variable rate notes and demand notes described in the Prospectus, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers or guarantors of such notes and will continuously monitor their financial ability to meet payment obligations when due.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION
INTERESTS

     The National Municipal, California Municipal and New York Municipal Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.

     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds' 15% limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (i) the willingness of dealers to bid for the security; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

     Each Fund may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. Each Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax and California income tax, in the case of the California Municipal Fund, or New York State, New York City and City of Yonkers personal income tax, in the case of the New York Municipal Fund.

PRE-REFUNDED MUNICIPAL SECURITIES

     The National Municipal, California Municipal and New York Municipal Funds may invest in pre-refunded Municipal Securities. The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the Issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

BRADY BONDS

     Each Fund (other than the U.S. Government Securities, the Mortgage Securities and the Municipal Funds) may invest in "Brady Bonds", which are debt securities issued or guaranteed by foreign governments in exchange for existing external defaulted commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

     Each such Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least six months of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

TENDER OPTION BONDS

     The National Municipal, California Municipal and New York Municipal Funds may invest in tender option bonds. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term-tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate.

     No Fund will purchase tender option bonds unless at the time of such purchase the Adviser reasonably expects that (i) based upon its assessment of current and historical interest rate trends, prevailing short-term tax-exempt rates will not exceed the stated interest rate on the underlying municipal obligations at the time of the next tender fee adjustment, and (ii) the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. At the time of each tender opportunity, a Fund will exercise the tender option with respect to any tender option bonds unless the Adviser reasonably expects that, (i) based upon its assessment of current and historical interest rate trends, prevailing short-term tax-exempt rates will not exceed the stated interest rate on the underlying municipal obligations at the time of the next tender fee adjustment, and (ii) the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. Each Fund will exercise the tender feature with respect to tender option bonds, or otherwise dispose of their tender option bonds, prior to the time the tender option is scheduled to expire pursuant to the terms of the agreement under which the tender option is granted. Each Fund will purchase tender option bonds only when it is satisfied that (i) the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax-exempt status of the underlying municipal obligations and (ii) payment of any tender fees will not have the effect of creating taxable income for the Funds.

     Each Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax and, in the case of the California Municipal Fund, California state income tax, or in the case of the New York Municipal Fund, New York State, New York City and City of Yonkers personal income tax. However, because there can be no assurance that the Internal Revenue Service (the "IRS") will agree with such counsel's opinion in any particular case, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

AUCTION RATE SECURITIES

     The National Municipal, California Municipal and New York Municipal Funds may invest in auction rate securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code. For purposes of complying with the 35% limitation on each Fund's investments in securities other than Municipal Securities, auction rate preferred securities will not be treated as Municipal Securities unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes and, in the case of the California Fund, California state income tax, or, in the case of the New York Fund, New York State, New York City and City of Yonkers personal income tax.

     Each Fund's investments in auction rate preferred securities of closed-end funds are subject to the limitations prescribed by the 1940 Act and certain state securities regulations. These limitations include a prohibition against acquiring more than 3% of the voting securities of any other investment company and investing more than 5% of such Fund's assets in securities of any one investment company or more than 10% of its assets in securities of all investment companies. Each Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory and administration fees payable directly by such Fund.

INSURANCE

     The National Municipal, California Municipal and New York Municipal Funds may invest in "insured" tax-exempt Municipal Securities. Insured Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by such Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

     Each Fund may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's Investors Service, Inc. ("Moody's") or AAA from Standard & Poor's Ratings Group ("Standard & Poor's") for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are noncancellable and continue in force as long as the bonds are outstanding.

     A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. Each Fund may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or a Fund may itself purchase such a policy from insurers for bonds which are currently uninsured.

     An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by the Funds will be obtained only from insurance companies rated, at the time of purchase, Aaa by Moody's or AAA by Standard & Poor's.

ILLIQUID SECURITIES

     No Fund will knowingly invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The sale of restricted or illiquid securities require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on securities exchanges or in the over-the-counter markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

     With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933 and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines reviewed by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Adviser will monitor the liquidity of securities in each Fund's portfolio and report periodically on such decisions to the Board of Directors.

OTHER INVESTMENT COMPANIES

     The Total Return Fund may invest all or any portion of its assets in each of the other Funds. Each other Fund reserves the right to invest up to 10% of its total assets in the securities of other unaffiliated investment companies. Each other Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. No such Fund intends to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. Each such other Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund. To the extent that the Total Return Fund's assets are invested in the other Funds of the Company, no advisory fee is paid at the Fund level, and shareholders incur their proportionate share of advisory fees paid by the other Funds.

FUTURE DEVELOPMENTS

     Each Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by a Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with a Fund's investment objectives and legally permissible for such Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

HEDGING AND DERIVATIVES

     Each Fund (other than the Municipal Funds) may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. Each such Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. The Municipal Funds may, in order to further their investment objectives, purchase or sell futures contracts on (i) U.S. Government Securities and (ii) municipal bond indices. Currently, at least one exchange trades futures contracts on an index of long-term municipal bonds, and the Funds reserve the right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal obligations. In addition, each such Fund may buy and sell interest rate futures contracts and options on interest rate futures contracts. The Funds will not engage in futures and options transactions for leveraging purposes. The Funds may be unable or limited in their ability to engage in Hedging and Derivatives by certain factors, including current economic conditions. See Appendix B to the Prospectus.

TEMPORARY STRATEGIES

     Each Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objectives, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, each of the Funds (other than the Municipal Funds) temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of their respective assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of each Fund's investments may be made in the United States and denominated in U.S. dollars. The Municipal Funds may, for temporary defensive purposes, invest without limitation in taxable, high quality short term money market instruments if, in the opinion of the Adviser, adverse conditions prevail in the markets for Municipal Securities (including conditions under which such obligations are unavailable for investment). Any net interest income derived from taxable securities and distributed by the Municipal Funds will be taxable as ordinary income when distributed.

     In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, each Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

                         ADDITIONAL RISK CONSIDERATIONS

NON-U.S. WITHHOLDING TAXES

     A Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. See "Additional Information Concerning Dividends, Distributions and Taxes" below.

INVESTING IN PUERTO RICO, THE UNITED STATES VIRGIN ISLANDS AND GUAM

     The following information is a summary of special factors affecting investments in Puerto Rican Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by Puerto Rico and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from statements relating to Puerto Rico's economy published by the Government of Puerto Rico. The Company is not responsible for the accuracy or timeliness of this information.

     The economy of Puerto Rico is dominated by the manufacturing and service sectors (including finance and tourism). Investment in fixed capital, including public infrastructure, private development and construction, and purchases of equipment and machinery accounted for approximately 30.4% of Puerto Rico's gross domestic product in 1999. The economic growth of Puerto Rico was 4.2% in fiscal year 1999, slightly higher than the average growth of highly developed countries such as the US, Canada and the UK, which during the same period ranged between 2.1% and 4.5%. A key element in 1999's economic growth was the level of internal investments in fixed capital (including public infrastructure, private development projects and purchase of equipment), which increased an aggressive 25.8%, as well as the manufacturing and services sectors that have traditionally dominated Puerto Rico's economy.

     The economy of Puerto Rico expanded moderately during the early 1990s, with gross domestic product increasing at rates between 0.8% and 0.9%. Over the past several years, however, Puerto Rico has experienced more significant annual increases in gross domestic product, ranging from a 2.5% in fiscal year 1994 to a record high of 4.2% in fiscal year 1999. Annual increases in Puerto Rico's gross domestic product for fiscal years 1996, 1997 and 1998 were 3.3%, 3.2% and 3.1%, respectively. The balance of net sales(exports and imports) is negative, yet exports (tourism included) of goods and services experienced an aggressive growth rate of 12.4% in the fiscal year 1999. Such growth in exports is considered an important aspect of Puerto Rico's economic growth.

     Although Puerto Rico's unemployment rate of 12.5% in fiscal year 1999 is high when compared to the United States average of 3.9% for the same period, this unemployment rate was the lowest registered in the last two decades. The government has made economic-growth projections under three potential scenarios: minimal growth, base growth and maximum growth. Under the minimal-growth scenario, Puerto Rico's economy is expected to grow 2.5% in fiscal year 2000 and 2.1% in fiscal year 2001, compared to growth rates of 2.7% and 2.3% under the base-growth scenario and 3.0% and 2.6% under the maximum growth-scenario in fiscal years 2000 and 2001, respectively. These growth projections are based on an increasing rate of personal consumption, stable interest rates, a controlled inflation rate, and policies of the Government of Puerto Rico.

     The United States Virgin islands ("USVI") are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services.

However, a recession-driven decline in visitors to the Virgin Islands has caused unemployment to increase.

     An important component of the USVI revenue base is the federal excise tax on rum exports. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under the North American Free Trade Agreement. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. There is currently no rated, unenhanced Virgin Islands debt outstanding.

     Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. Population has grown consistently since 1970. The U.S. military is a key component of Guam's economy. The federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. Guam is expected to benefit from the closure of the Subic Bay Naval Base and the Clark Air Force Base in the Philippines. Guam is also heavily reliant on tourists, particularly the Japanese. There is currently no rated, unenhanced Guam debt outstanding.

              ADDITIONAL INFORMATION CONCERNING CALIFORNIA ISSUERS

     A Fund will invest substantially all of its assets in California municipal securities. In addition, the specific California municipal securities in which a Fund will invest will change from time to time. A Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may affect issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such information has not been independently verified by a Fund, and a Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have a material adverse impact on the financial condition of such issuers. A Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by a Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible a Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.

     Because a Fund focuses its investments primarily on California municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the fiscal stability of the state of California and its municipalities, authorities and other instrumentalities that issue securities. There have been a number of political developments, voter initiatives, state constitutional amendments and legislation in California in recent years that may affect the ability of the state government and municipal governments to pay interest and repay principal on the securities they have issued. In addition, in recent years, the state of California has derived a significant portion of its revenues from personal income and sales taxes. Because the amount collected from these taxes is particularly sensitive to economic conditions, the State's revenues have been volatile.

     It is not possible to predict the future impact of the legislation and economic considerations described below on the long-term ability of the state of California or California municipal issuers to pay interest or repay principal on their obligations. In part that is because of possible inconsistencies in the terms of the various laws and Propositions and the applicability of other statutes to these issues. The budgets of California counties and local governments may be significantly affected by state budget decisions beyond their control. The information below about these conditions is only a brief summary, based upon information a Fund has drawn from sources that it believes are reliable.

     CHANGES TO THE STATE CONSTITUTION. Changes to the state constitution in recent years have raised general concerns about the ability of the state and municipal governments in California to obtain sufficient revenues to pay their bond obligations. In 1978, California voters approved Proposition 13, an amendment to the state constitution. The Proposition added a new section to the constitution that limits ad valorem taxes on real property and restricts the ability of local taxing entities to increase real property taxes. However, legislation enacted after Proposition 13 provided help to California municipal issuers to raise revenue to pay their bond obligations. During the severe recession California experienced from 1991 to 1993, the state legislature eliminated significant components of its aid to local governments. The state has since increased aid to local governments and reduced certain mandates for local services. Whether legislation will be enacted in the future to either increase or reduce the redistribution of state revenues to local governments, or to make them less dependent on state budget decisions, cannot be predicted. Even if legislation increasing such redistribution is passed, it cannot be predicted whether in every instance it will provide sufficient revenue for local municipal issuers to pay their bond obligations.

     Another amendment to the state constitution may also have an adverse impact on state and municipal bond obligations. That amendment restricts the state government from spending amounts in excess of appropriation limits imposed on each state and local government entity. If revenues exceed the appropriation limit, one-half of those revenues must be returned, in the form of a revision in the tax rates or fee schedules.

     VOTER INITIATIVES. California voters have approved a number of initiatives that affect the ability of the state and municipalities to finance their bond obligations. In 1988, California voters approved Proposition 98, which requires a minimum level of funding for public schools and community colleges.

     IN 1996, CALIFORNIA VOTERS APPROVED PROPOSITION 218. It requires that all taxes levied by local governments for general purposes be approved by a simple majority of the popular vote, and that taxes levied by local governments for special purposes must be approved by a two-thirds majority vote. Proposition 218 also limits the authority of local governments to impose property-related assessments, fees and charges. It requires that such assessments be limited to the special benefit conferred and prohibits their use for general governmental services.

     EFFECT OF OTHER STATE LAWS ON BOND OBLIGATIONS. Some of the tax-exempt securities that a Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the state but no guarantee exists that adequate reserve funds will be appropriated by the state legislature for such purpose.

     THE EFFECT OF GENERAL ECONOMIC CONDITIONS IN THE STATE. The California economy and general financial condition affect the ability of the state and local government to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. California is the most populous state in the nation with a total population estimated at 34 million. California has a diverse economy, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors. After experiencing strong growth throughout much of the 1980s, from 1990-1993 the state suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in defense/aerospace industries, military base closures and a major drop in real estate construction. The recession reduced state revenues while its health and welfare costs were increasing. Consequently, the state had a lengthy period of budget imbalance. During the recession, the state legislature eliminated significant components of its aid to local government.

     With the end of the recession, the state's financial condition has improved, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. The accumulated budget deficit from the recession years has been eliminated and no deficit borrowing has occurred at the end of the last five fiscal years. The state has also increased aid to local governments and reduced certain mandates for local services.

     In mid-2000, wholesale electricity prices in California began to rise, swiftly and dramatically. Retail electricity rates permitted to be charged by California's investor-owned utilities ("IOU') had previously been frozen by California law. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the IOUs and their ability to purchase electricity. In the face of those difficulties and serious shortages of electricity, the Governor proclaimed a state of emergency to exist in California and directed the Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power using advances from the state's General Fund, as necessary to assist in mitigating the effects of the emergency. The DWR's power supply program is designed to cover the shortfall between the amount of electricity required by retail electric customers of California's IOUs and the amount of electricity produced by the IOUs and purchased by the IOUs under existing contracts.

     Between January 17, 2001 and October 15, 2001, DWR committed approximately $11.3 billion under the power supply program. DWR has announced plans to issue approximately $12.5 billion in revenue bonds to purchase electricity, which would be repaid over time by ratepayers. Neither the faith and credit nor the taxing power of the state will be pledged to pay the revenue bonds. The timing of the DWR bond sales is dependent on action by the California Public Utilities Commission and other factors, including potential legal challenges. Although this crisis has moderated in the past few months, the State Department of Finance believes that short-and long-term business investment and location decisions may be adversely affected by the energy crisis.

     Although California's growth continues to outpace the nation, the early months of 2001 revealed a significant moderation in the state's economic growth. The May 2001-02 Revision published by a Legislative Analyst's Office disclosed a reversal of the recent General Fund financial trend as a result of the slowdown in economic growth in the state starting in the first quarter of 2001 and most particularly the steep drop in market levels since early 2000.

     Certain of the state's significant industries, such as high technology, are sensitive to economic disruptions in their export markets and the state's rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the state's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets.

     In addition, it is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect state and local government budgets.

     On July 26, 2001, the Governor signed the 2001 Budget Act enacting the state's fiscal year 2001-02 budget. The spending plan projects General Fund revenues of $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates. The 2001 Budget Act includes General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year, which could be accomplished without serious program cuts because such a large part of the 2000 Budget Act was comprised of one-time expenditures. The 2001 Budget Act also includes Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The Governor held back $500 million as a set aside for litigation costs and vetoed almost $500 million in General Fund expenditures from the Budget passed by the legislature.

     The state issued approximately $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program. The Department of Finance estimated in the 2001 Budget Act that the June 30, 2001 Special Fund for Economic Uncertainties ("SFEU") balance, the budget reserve, will be approximately $6.3 billion, although this reserve has been virtually entirely used to provide advances to support the DWR power purchase program. The 2001 Budget Act uses more than half of the budget surplus as of June 30, 2001, but has a projected balance in the SFEU at June 30, 2002 of $2.6 billion. The 2001 Budget Act assumes the $6.1 billion advanced by the General Fund to the Department of Water Resources for power purchases will be repaid with interest.

     Since the enactment of the 2001 Budget Act, the Governor has signed into law several spending bills or tax credits totaling an estimated $110 million for the General Fund for 2001-02, which would in the absence of offsetting expenditure reductions reduce the budgeted reserve in the SFEU of $2.6 billion. In preparing the 2002-03 Proposed Budget, the Governor has informed all State agencies (other than public safety activities and other mandatory expenditures) to prepare 15% reduction proposals.

     The terrorist attacks of September 11, 2001 have resulted in increased uncertainty regarding the economic outlook of the State. Past experience suggests that shocks to American society of far lesser severity have resulted in a temporary loss in consumer and business confidence and a reduction in the rate of economic growth. With the U.S. economy already on the edge of recession before the attacks, a downturn in the economy in now a distinct possibility, with a corresponding reduction in state General Fund revenues which has already started to appear before September 11, 2001. It is not possible at this time to project how much the state's economy may be further affected as a result of the attacks. The most recent economic report form the Department of Finance, issued in October 2001, excludes any impact from the September 11 attacks.

     During the recession the state experienced reductions in the overall credit ratings assigned to its General Obligation bonds by several major rating agencies. In July 1994, the ratings of those bonds were downgraded from Aa to A1 by Moody's, from A+ to A by Standard & Poor's and from AA to A by Fitch, the international rating agency. The state's improved economy and budget, however, have resulted in several upgrades in its general obligation bond ratings. Worsening economic conditions, in combination with the energy crises, have resulted in downgrades in calendar 2001. As of November 7, 2001, the state's general obligation bonds were rated Aa3 by Moody's, A+ by Standard & Poor's, and AA by Fitch. It is not presently possible to determine whether, or the extent to which, Moody's S&P or Fitch will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the state, and there is no obligation on the part of the state to make payment on such local obligations in the event of default.

     FINANCIAL PROBLEMS OF LOCAL GOVERNMENTS. It is not possible to predict the future impact of the voter initiatives. State constitutional amendments, legislation or economic considerations described above, or of such initiatives, amendments or legislation that may be enacted in the future, on the long-term ability of California municipal issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. The County has since emerged from bankruptcy. Los Angeles County, the nation's largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. Moreover, California's improved economy has caused Los Angeles County, and other local governments, to come under increased pressure from public employee unions for improved compensation and retirement benefits.

Source:  Dreyfus General California Municipal Bond Fund (497 2/5/02)

RISK FACTORS--INVESTING IN CALIFORNIA MUNICIPAL BONDS

The following information is a summary of special factors affecting investments in California Municipal Bonds. It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this Statement of Additional Information. While a Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

RECENT DEVELOPMENTS REGARDING STATE FINANCES

The tragic events of September 11, 2001 have resulted in increased uncertainty regarding the economic and revenue outlook for the State. Past experience suggests that shocks to American society of far lesser severity have resulted in a temporary loss in consumer and business confidence and a reduction in the rate of economic growth. Information released by the State in November 2001 indicated that the State's economy had been slowing prior to September 11, particularly in the high technology sector centered in the Silicon Valley and in the construction sector. The State's economy showed further weakness after that date, and the prospects of a prompt recovery were dimmed as a result of the attacks. Earlier projections were that the State's economy would start to rebound beginning in early 2002, but it now appears likely there will be continued weakness until at least the first half of 2002. Nevertheless, the State reported that the California economy continued to outperform the nation as a whole.

The showdown in the California economy, combined with weakness in the stock market, has resulted in a dramatic decline in General Fund revenues compared to the estimates made at the time of the enactment of the 2001-02 Fiscal Year Budget Act (the "2001 Budget Act"). The Department of Finance has reported that, based on preliminary estimates, General Fund revenues measured on a budgetary basis (including accruals) were $614 million below projections for May and June 2001. For the first four months of the 2001-02 Fiscal Year (July--October), agency cash receipts (excluding accruals) were $827 million below projections. Personal income tax receipts represent $698 million of the current fiscal year shortfall, reflecting weakness in both withholding and estimated tax payments, which include payments relating to capital gains and stock option activity. In addition to reduced revenues, after enactment of the 2001 Budget Act, the Legislature enacted and the Governor signed into law several additional spending bills or tax cuts with an estimated $95 million impact on the General Fund in 2001-02.

In October 2001, in response to the weak revenue results, the Governor announced a hiring freeze for most State positions and directed State agencies to make cuts in operating expenses totaling at least $150 million in 2001-02 expenditures. The Governor also asked agencies to prepare for cuts of up to 15% in expenditures in the 2002-03 fiscal year budget. The Governor stated that he had excluded from spending cuts expenditures which could provide short-term stimulus to the State economy.

On November 14, 2001 a report was released containing budget estimates for the period 2001-02 through 2006-07. Included in this report was an estimate that, due to the economic slowdown and a projected severe drop in capital gains and stock option activity, General Fund revenues for the 2001-02 fiscal year would be approximately $68.3 billion, or about $6.8 billion lower than the estimate made for the 2002 Fiscal Year Budget Act. Both the Department of Finance and the Governor predict that a sharp drop in the revenues will be reflected in pending proposed budgets.

RECENT DEVELOPMENTS REGARDING ENERGY

DEVELOPMENT OF THE POWER SUPPLY PROGRAM. In mid-2000, wholesale electricity prices in California began to rise, swiftly and dramatically. Retail electricity rates permitted to be charged by California's investor-owned utilities at the time were frozen by California law. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the investor-owned utilities and their ability to purchase electricity.

In January 2001, the Governor of California determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and proclaimed a state of emergency to exist in California under the California Emergency Services Act. The Governor directed the Department of Water Resources of the State ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). Following the Governor's proclamation under the California Emergency Services Act, the Power Supply Program was further authorized by the enactment of legislation (the "Power Supply Act") and the adoption of related orders by the California Public Utilities Commission ("CPUC").

DWR began selling electricity to approximately 10 million retail end-use customers in California ("Customers") in January 2001. Customers are also served by three investor-owned utilities (the "Utilities"). DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. DWR electricity is delivered to Customers through the transmission and distribution systems of the Utilities and payments from Customers are collected for DWR by the Utilities pursuant to servicing arrangements ordered by the CPUC.

FINANCING THE POWER SUPPLY PROGRAM. Between January 17, 2001 and October 31, 2001, DWR committed to spend approximately $11.5 billion under the Power Supply Program. The Power Supply Program has been financed by: (i) unsecured, interest-bearing loans from the General Fund of the State ("State loans") aggregating approximately $6.1 billion; (ii) net proceeds from secured loans from banks and other financial institutions aggregating approximately $4.1 billion ("Interim loans"); and (iii) DWR revenues from power sales to Customers aggregating approximately $2.7 billion through October 31, 2001. As of October 31, 2001, approximately $1.4 billion of proceeds from the Interim loans had not been contractually encumbered and was available for future Power Supply Program commitments. In addition, DWR expects to continue to receive revenues from power sales to Customers which will also be available for future Power Supply Program commitments. DWR projects that its funds on hand and projected revenues appear to be sufficient to finance the Power Supply Program on an ongoing basis. Principal and interest on the Interim loans are payable solely from revenues from power sales and other funds of the Power Supply Program after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. The Interim loans are not a general obligation of the State and are not repayable from or secured by the General Fund. The Interim loans were arranged in contemplation of the proposed sale of up to $13.4 billion in DWR revenue bonds. Completion of the DWR bond sales under the Power Supply Act has been delayed by a number of factors, including potential legal challenges and has moved the earliest potential bond sale date to sometime in 2002.

The State expects to maintain adequate cash reserves to fund its normal operations during the 2001-02 fiscal year whether or not DWR repays the State loans during the fiscal year.

POWER SUPPLY PROGRAM AFTER 2002. DWR's Power Supply Program is designed to cover the shortfall between the amount of electricity required by Customers and the amount of electricity furnished to Customers by the Utilities (the "net short") until December 31, 2002. Thereafter and until the DWR revenue bonds are retired, DWR will sell to Customers the electricity purchased under DWR's long-term contracts. The State and the CPUC are developing plans to have the Utilities purchase the balance of any net short after DWR is no longer authorized to do so. Alternatively, it is possible that the Power Supply Program will be extended by legislation or that another State agency will be authorized to develop a successor program.

LITIGATION. A number of lawsuits have been filed concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for electricity and natural gas purchases made by the Utilities and the California Independent System Operator (the "ISO"); continuing contractual obligations of certain small power generations; and antitrust and fraud claims against various parties. These cases may have an impact on the price or supply of energy in California. See "Litigation" below for a discussion of certain of these lawsuits.

PROSPECTS. Since January 2001, the Governor and Legislature have implemented a number of steps through new laws and Executive Orders to respond to the energy problems in the State. These steps include expediting power plant construction and other means of increasing electricity supplies, implementing vigorous energy conservation programs, and entering into long-term power supply and natural gas supply contracts to reduce reliance on spot markets. The State believes the combination of these steps, along with moderate temperatures, allowed the State to avoid any electricity interruptions during the peak summer energy demand season.

While the State expects that over time the measures described above, coupled with conservation, load management and improved energy efficiency, will continue to enable the State to avoid disruptions of the supply of electricity to the public, and will maintain lower wholesale power prices and ultimately promote the financial recovery of the Utilities, the situation continues to be fluid and subject to many uncertainties. There can be no assurance that there will not be future disruptions in power supplies or related developments which could adversely affect the State's economy, and which could in turn affect State revenues, or the health and comfort of its citizens.

STATE INDEBTEDNESS

CAPITAL FACILITIES FINANCING. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. GENERAL OBLIGATION BONDS. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of September 1, 2001, the State had outstanding $23,215,938,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $10,937,499,000 of long-term general obligation bonds. As of September 1, 2001, the Finance Committees had authorized the issuance of up to $4,144,034,000 of commercial paper notes; as of that date $763,945,000 aggregate principal amount of general obligation commercial paper notes was outstanding.

LEASE-PURCHASE DEBT. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. The State had $6,332,099,641 General Fund-supported lease-purchase debt outstanding at September 1, 2001. The State Public Works Board, which is authorized to sell lease revenue bonds, had $2,955,937,000 authorized and unissued as of September 1, 2001.

NON-RECOURSE DEBT. Certain State agencies and authorities issue revenue bonds for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue bonds (excluding lease-purchase debt). State agencies and authorities had $29,034,926,224 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2001.

STATE FINANCES

THE BUDGET PROCESS. The State's fiscal year begins on July 1 and ends on June
30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.


The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.


Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations. See "Litigation" below.

Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

THE GENERAL FUND. The moneys of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

THE SPECIAL FUND FOR ECONOMIC UNCERTAINTIES. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller to the General Fund as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

INTER-FUND BORROWINGS. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 2000, the General Fund had no outstanding loans from the SFEU, General Fund special accounts or other special funds. As of August 22, 2001, the Department of Finance estimated that the General Fund would borrow $1.503 billion from SFEU for fiscal 2002.

INVESTMENT OF FUNDS. Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account (the "PMIA"). As of September 30, 2001, the PMIA held approximately $30.62 billion of State moneys and $18.28 billion of moneys invested for about 2,984 local governmental entities.

PENSION TRUSTS. The three principal retirement systems in which the State participates are the California Public Employees' Retirement System, the California State Teachers' Retirement System and the University of California Retirement System. The actuarial value of assets exceeded the actuarial accrued liability of the three largest defined benefit retirement plans contained in the retirement systems as of June 30, 2000, and the net pension obligation of the State as of June 30, 2000 was reported as zero for each of the three plans. Accordingly, at present State contributions to the three plans consist only of current contributions calculated as a percentage of employee compensation, although there is no assurance that this situation will continue.

WELFARE REFORM. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "Law") has fundamentally reformed the nation's welfare system. The Law includes provisions to: (1) convert Aid to Families with Dependent Children ("AFDC") from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (2) deny certain federal welfare and public benefits to legal noncitizens (this provision has been amended by subsequent federal law), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (3) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through federal fiscal year 2002.

California's response to the federal welfare reforms is the California Work Opportunity and Responsibility to Kids ("CalWORKs"), which replaced the former AFDC and Greater Avenues to Independence programs effective January 1, 1998. Consistent with federal law, CalWORKs contains time limits on receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. State of the new CalWORKs program is largely at the county level, and counties are given financial incentives for success in this program.

Welfare caseloads have continued to decline with the implementation of the CalWORKs program. The 2001-02 CalWORKs caseload is projected to be 512,000, down from 528,000 cases in 2000-01 and a high of 921,000 cases in 1994-95.

The 2000-01 CalWORKs budget reflects California's success in meeting the federally-mandated work participation requirements for federal fiscal years 1997, 1998 and 1999. With that goal being met, the federally-imposed maintenance-of-effort ("MOE") level for California is reduced from 80% of the federal fiscal year 1994 baseline expenditures for the former AFDC program ($2.9 billion) to 75% ($2.7 billion). In 2001-02 California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county MOE requirement. The 2001 Budget Act includes total CalWORKs-related expenditures of $7.3 billion for 2001-02, including child care transfer amounts for the Department of Education and the general TANF Block Grant reserve.

LOCAL GOVERNMENTS. The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,800,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are about 476 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

     The 2001 Budget Act and related legislation provided significant assistance to local governments, including $537 million for various local public safety programs, including the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement, sheriffs' departments for jail construction and operations, and district attorneys for prosecution. For 2001-02, the State proposes to reduce funding for local law enforcement technology grants but to provide $232.6 million for the COPS and county juvenile justice crime prevention programs. This is intended to provide for a continuum of response to juvenile crime and delinquency and a swift, certain, and graduated response to juvenile offenders. The Budget also provides $154 million for deferred maintenance of local streets and roads, $60 million in assistance for housing, $209 million for mental health and social services and $34 million for environmental protection. In addition, legislation was enacted in 1999 to provide annual relief to cities based on 1997-98 costs of jail booking and processing fees paid to counties. For 2001-02, cities will receive approximately $38 million in booking fees.

Historically, funding for the State's trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. Since then, the county general purpose contribution for court operations was reduced by $415 million and cities are retaining $68 million in fine and penalty revenue previously remitted to the State. In the 2001-02 fiscal year, the State's trial court system will receive approximately $1.7 billion in State resources and $475 million in resources from the counties.

The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform" above). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

STATE APPROPRIATIONS LIMIT. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.


Constitutionally the State is prohibited from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, most State subventions to local governments, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may be exceeded in cases of emergency.

The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth and change in attendance at K-14 districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

The Legislature has enacted legislation to implement and set forth the methods for determining the Appropriations Limit. State law requires an estimate of the Appropriations Limit to be included in the Governor's Budget and thereafter to be subject to the budget process and established in the Budget Act.

The following table shows the Appropriations Limit for 1997-98 through 2001-02. Because of the extraordinary surge of revenues in 1999-00, the State exceeded its Appropriations Limit by $975 million in that year. As of the enactment of the 2001 Budget Act, the Department of Finance projects the Appropriations Subject to Limit to be $2.089 billion and $9.819 billion under the Appropriations limit in fiscal years 2000-01 and 2001-02, respectively. Since the excess revenues are calculated over a two-year period, there are no excess revenues for the combined 1999-00 and 2000-01 fiscal years.

                           State Appropriations Limit
                                   (Millions)

                                                                      Fiscal Years
                                             1997-98       1998-99       1999-00      2000-01       2001-02
State Appropriations Limit                   $44,778       $47,573       $50,673      $54,073        $59,318*
Appropriations Subject to Limit              (40,743)      (43,777)      (51,648)     (51,984)*      (49,499)*
Amount (Over)/Under Limit                     $4,035        $3,796         $(975)      $2,089*        $9,819*


- --------------
*   Estimated/Projected.

SOURCE:  State of California, Department of Finance.

PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools the greater of (1) in general, a fixed percent of General Fund revenues ("Test 1"), (2) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living and enrollment ("Test 2"), or (3) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 fiscal year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3% of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35% to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools. See "State Finances--State Appropriations Limit" above.

During the recession in the early 1990s, General Fund revenues for several years were less than originally projected so that the original Proposition 98 appropriations were higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra"

Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. As a result, per-pupil funding from Proposition 98 sources remained approximately $4,200 between fiscal years 1991-92 and 1993-94.

IN 1992, A LAWSUIT TITLED CALIFORNIA TEACHERS' ASSOCIATION V. GOULD was filed, challenging the validity of these off-budget loans. A settlement of the lawsuit in 1996 requires both the State and K-14 schools share in the repayment of $1.76 billion prior years' emergency loans to schools. The State is repaying $935 million by forgiveness, while schools will repay $825 million. The State's share of the repayment is reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

Substantially increased General Fund revenues in the fiscal years 1994-95 through 2000-01 have resulted in significant increases in the level of Proposition 98 appropriations budgeted for those years. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by more than 58% since 1991-92, to an estimated $6,678 per pupil in 2000-01. Since the release of the Governor's Budget in January 2001, the projected level of revenue available to the State for fiscal year 2001-02 has declined precipitously. The revenue projection for 2001-02 indicates a decline of approximately $4.3 billion.

TOBACCO LITIGATION. In 1998, the State signed a settlement agreement with the four major cigarette manufacturers, and under the settlement half of the money will be paid to the State and half to local governments. During fiscal year 2000-01, the General Fund received $383 million in settlement payments. The Budget forecasts payments to the State totaling $474 billion in 2001-02.

PRIOR FISCAL YEARS' FINANCIAL RESULTS

Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96 due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

The economy grew strongly during the fiscal years beginning in 1995-96 and, as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99 and $8.2 billion in 1999-00) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local government and infrastructure expenditure.

The extraordinary fiscal resources available in 2000-2001 allowed the State to provide significantly increased funding for K-12 schools, higher education and heath and human services. A total of about $1.5 billion was enacted as part of the budget process. The Department of Finance estimated in the 2001 Budget Act that the June 30, 2001 SFEU balance, the budget reserve would be approximately $6.3 billion, a substantial increase over the 2000 Budget Act estimate of $1.78 billion.

CURRENT STATE BUDGETS
The discussion below of the fiscal year 2001-02 budget is based on the State's estimates and projections of revenues and expenditures and must not be construed as statements of fact. These estimates and projections are based upon various assumptions in the 2001 Budget Act which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

FISCAL YEAR 2001-02 BUDGET. The 2001-02 Budget Act was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.1 million advanced by the General Fund to DWR for power purchases will be repaid with interest.

The 2001 Budget Act also included Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program. An updated estimate of fiscal year 2001-02 revenues and expenditures will be included in the Governor's 2002-03 Budget.

     Some of the major features of the 2001 Budget Act were the following:

1. Proposition 98 per pupil spending was increased by 4.9% to $7,002. Total General Fund spending of $32.4 billion for K-12 education fully funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs, energy cost assistance, and high-tech high schools.

2. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Additional funding was also provided for 3% student growth at community colleges.

3. Health, welfare and social services generally were fully funded for anticipated caseload growth. The 2001 Budget Act adopted a proposal to utilize $402 million of tobacco litigation settlement payments to fund certain health programs.

4. In addition to $4.3 billion of continuing tax relief, the 2001 Budget Act contained about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment. As noted above, the Legislature modified the law permitting a 0.25% cut in the state sales tax rate if the General Fund reserve exceeds 3% of revenues in the current fiscal year. This change was not expected to impact the 2001-02 fiscal year.

5. The 2001 Budget Act altered the six-year transportation funding plan started in the 2000-01 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during the 2003-04 to 2007-08 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-02 and 2002-03 fiscal years. To allow all current projects to remain on schedule through 2002-03, the legislation authorized certain internal loans from other transportation accounts. Part of the Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes.

6. The 2001 Budget act provided significant assistance to local governments including $232.6 million for the COPS and county juvenile justice crime prevention programs, $209 million for mental health and social services, $154 million for street and road maintenance, $124 million for various public safety programs and $34 million for environmental protection.

In the 2001 Budget Act signed on July 26, 2001, the Department of Finance projected that the California economy will continue to grow, but at a more moderate pace. U.S. economic growth was slower than expected in recent months, and the national slowdown began to affect California. Stock prices - especially in the high-technology sector - were lower than projected in January. Additionally, while the energy crisis had not yet directly affected the national or California economy, rising wholesale energy costs were expected to have a ripple effect throughout the western United States. Reflecting these developments, forecasts of most economic indicators were revised down from the 2001-02 Governor's Budget as released in January 2001.

The California economy avoided the national slowdown during the second half of 2000, entering 2001 with very strong momentum. The State accounted for more than two-thirds of all new jobs created in the nation on an April 2000-to-April 2001 comparison. Of particular note, manufacturing employment, down by 553,000 nationwide over the past year, actually posted a 12,000-job gain in California on an April-to-April comparison.

Much of the extraordinary income growth in 2000 reflected a surge in stock option incomes--counted in wages and salaries--reflecting the "bubble" in the technology-heavy NASDQ index that more than doubled in value between mid-October 1999 and early March 2000. Of the $81 billion increase in wages and salaries last year, the Department of Finance estimated that $34 billion or 42% was attributable to the increase in the value of stock options exercised.

As a result of the collapse of this bubble, the projected slowdown in personal income growth--from a 16 year high of 11.5% in 2000, to only 2% in 2001--was far greater than warranted by the moderation in job gains from 3.8% last year to 2.3% in 2001. With the NASDQ having given up nearly 60% from the March 5, 2000 peak as of July 2001, it seems virtually certain that option-generated incomes will fall from last year's elevated levels. Forecasting this increasingly important but extremely volatile element of income involves assumptions both about stock prices over the remainder of 2001 and about the behavior of option holders.

ECONOMY AND POPULATION

INTRODUCTION. California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Since 1994, California's economy has been performing strongly after suffering a deep recession between 1990 and 1993.

Fuel and other energy prices have risen sharply in recent months. The State Department of Finance notes that the State and national economies are much more energy-efficient than during the energy crises of the 1970s and early 1980s and that, adjusted for inflation, motor fuel prices are still 20% below the 1981 level.

POPULATION AND LABOR FORCE. The State's July 1, 2000 population of over 34 million represented over 12% of the total United States population.

California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97% resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the 5-county Los Angeles area accounted for 48% of the State's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 21%, with a population of over 7.0 million.

The following table shows California's population data for 1994 through 2000.

                               Population 1994-00

                                                                                                    California as
                      California     % Increase Over        United States      % Increase Over      % of UNITED
    YEAR             POPULATION *     PRECEDING YEAR         POPULATION *       PRECEDING YEAR        STATES
1994                 32,155,000           0.5%               260,327,000           1.0%               12.4%
1995                 32,291,000           0.4                262,803,000           1.0                12.3
1996                 32,501,000           0.7                265,229,000           0.9                12.3
1997                 32,985,000           1.5                267,784,000           1.0                12.3
1998                 33,387,000           1.2                270,248,000           0.9                12.4
1999                 33,934,000           1.6                272,691,000           0.9                12.4
2000                 34,480,000           1.6                275,130,000           0.9                12.5

*   Population as of July 1.

SOURCE: U.S. Department of Commerce, Bureau of the Census; California figures from State of California, Department of Finance.

The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1993 to 2000.


- -------------------------------------------------------------------------------------------------------------------
                                                   Labor Force 1993-00
- ----------------- -------------------------------------------- ----------------------------------------------------
                        LABOR FORCE TRENDS (THOUSANDS)                        UNEMPLOYMENT RATE (%)
- ----------------- -------------------------------------------- ----------------------------------------------------
      YEAR            LABOR FORCE            EMPLOYMENT             CALIFORNIA               UNITED STATES
- ----------------- --------------------- ---------------------- ---------------------- -----------------------------
       1993              15,360                13,918                     9.4%                     6.9%
- ----------------- --------------------- ---------------------- ---------------------- -----------------------------
       1994              15,450                14,122                     8.6                      6.1
- ----------------- --------------------- ---------------------- ---------------------- -----------------------------
       1995              15,412                14,203                     7.8                      5.6
- ----------------- --------------------- ---------------------- ---------------------- -----------------------------
       1996              15,512                14,392                     7.2                      5.4
- ----------------- --------------------- ---------------------- ---------------------- -----------------------------
       1997              15,947                14,943                     6.3                      4.9
- ----------------- --------------------- ---------------------- ---------------------- -----------------------------
       1998              16,337                15,368                     5.9                      4.5
- ----------------- --------------------- ---------------------- ---------------------- -----------------------------
       1999              16,597                15,732                     5.2                      4.2
- ----------------- --------------------- ---------------------- ---------------------- -----------------------------
       2000              17,091                16,246                     4.9                      4.0
- ----------------- --------------------- ---------------------- ---------------------- -----------------------------

SOURCE:  State of California, Employment Development Department.

LITIGATION

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

ON JUNE 24, 1998, PLAINTIFFS IN HOWARD JARVIS TAXPAYERS ASSOCIATION ET AL. V. KATHLEEN CONNELL filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a State budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. In July 1998, the Court of Appeal granted a request to stay the preliminary injunction pending the Court of Appeal's decision on the merits of the appeal, and the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal. Briefs have been submitted; no date has yet been set for oral argument.

In January 1997, California experienced major flooding with preliminary estimates of property damage of APPROXIMATELY $1.6 TO $2.0 BILLION. IN MCMAHON
V. STATE, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs' complaint in January of 2000. The Trial is set for July 2002.

THE STATE IS INVOLVED IN A LAWSUIT RELATED TO CONTAMINATION AT THE STRINGFELLOW TOXIC WASTE SITE. IN UNITED STATES, CALIFORNIA V. J.B. STRINGFELLOW, JR., ET AL., the State is seeking recovery for past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts, resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the cleanup range from $400 million to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State's insurance carriers. The State has filed a suit against certain of these carriers. The trial on the recovery action is not expected to begin until 2002.

THE STATE IS A DEFENDANT IN PATERNO V. STATE OF CALIFORNIA, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the Court of Appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiff's petition for review. After a four-month trial, the court ruled that plaintiffs take nothing from defendants.

IN COUNTY OF SAN BERNARDINO V. STATE DEPARTMENT OF HEALTH SERVICES AND BARLOW RESPIRATORY HOSPITAL V. STATE DEPARTMENT OF HEALTH SERVICES, which are being tried together in state court, plaintiffs seek mandamus relief requiring the STATE TO RETROACTIVELY INCREASE OUT-PATIENT MEDI-CAL REIMBURSEMENT RATES. PLAINTIFFS IN ORTHOPEDIC HOSPITAL V. BELSHE, a federal court action, seek the same relief on a prospective basis. Plaintiffs in the state court action have estimated that the retroactive damages could exceed $500 million. Should prospective relief be granted, the State's costs could increase by MORE THAN $100 MILLION PER YEAR IN FUTURE YEARS. THE TRIAL IN THE COUNTY OF SAN BERNARDINO AND BARLOW cases is scheduled to have three phases: law, fact and remedy phases. The state court litigation has been stayed pending settlement negotiations which have resulted in settlement of all three cases for $350 million in retroactive payments and a 30% increase in reimbursement rates beginning July 1, 2001, with a 3.33% increase in each of the following three years. However, this settlement is subject to approval by the United States Department of Health and Human Services, Health Care Financing Administration, State and authorization of federal financial participation.

THE STATE IS INVOLVED IN THREE REFUND ACTIONS, CALIFORNIA ASSN. OF RETAIL TOBACCONISTS (CART), ET AL. V. BOARD OF EQUALIZATION, ET AL., CIGARETTES CHEAPER!, ET AL. V. BOARD OF EQUALIZATION, ET AL. AND MELANE/SUNEAST, ET AL V. BOARD OF EQUALIZATION, ET AL., that challenge the constitutionality of Proposition 10, which the voters passed in 1998 to establish THE CHILDREN AND FAMILIES COMMISSION AND LOCAL COUNTY COMMISSIONS AND TO FUND EARLY CHILDHOOD DEVELOPMENT PROGRAMS. CART and CIGARETTES CHEAPER! allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. McLane/Suneast challenges only the "double tax" aspect of Proposition 10. Trial of these three consolidated cases commenced on September 15, 2000. A final statement of decision issued on December 7, 2000, and judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. The McLane/Suneast and U.S. Tobacco plaintiffs timely appealed all "double tax" issues, and the CART plaintiffs and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Due to the facial challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved.

IN FORCES ACTION PROJECT ET AL. V. STATE OF CALIFORNIA ET AL., various smokers rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs' claims against the State and its OFFICIALS ARE BARRED BY THE 11TH Amendment. On August 15, 2001, the 9th Circuit Court of Appeals affirmed the district court's dismissal of plaintiffs' claims but remanded the case to the district court to rule on whether plaintiffs should be allowed to amend their complaint to make a claim for injunctive relief under the federal antitrust laws. Plaintiffs have filed a motion to amend their complaint. The motion was heard on December 18, 2001.

ARNETT V. CALIFORNIA PUBLIC EMPLOYEES RETIREMENT SYSTEM, ET AL. was filed by seven former employees of the State of California and local agencies seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipients of Industrial Disability Retirement ("IDR") benefits. Plaintiffs contend that the formula which determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967 ("ADEA"). Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. CalPERS has estimated the liability to the State as approximately $315.5 million were the plaintiffs to prevail. The District Court dismissed the complaint for failure to state a claim. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the District Court's dismissal of the complaint. The State sought further review in the United States Supreme Court. On January 11, 2000, the United States SUPREME COURT IN KIMEL V. FLORIDA BOARD OF REGENTS held that Congress did not abrogate the sovereign immunity of the states when it enacted the ADEA. Thereafter, on January 18, 2000, the Supreme Court granted the petition for writ of certiorari in ARNETT, vacated the judgment of the Ninth Circuit, and remanded the case to the Ninth Circuit for further proceedings CONSISTENT WITH KIMEL. In turn, the Ninth Circuit remanded the case to the District Court. Thereafter, the Equal Employment Opportunity Commission intervened in this action. In December 2000, the State filed a motion for summary judgment based on sovereign immunity and constitutional grounds. The parties are engaged in settlement discussions. No trial date is set.

On March 30, 2000, a group of students, parents, and community based organizations representing school children in the Los Angeles Unified School District ("LAUSD") brought a law suit against the State Allocation Board ("SAB"), the State OFFICE OF PUBLIC SCHOOL CONSTRUCTION ("OPSC") AND A NUMBER OF STATE OFFICIALS (GODINEZ, ET AL. V. DAVIS, ET AL.) in the Superior Court in the County of Los Angeles. The lawsuit principally alleges SAB and OPSC have unconstitutionally and improperly allocated funds to local school districts for new public school construction as authorized by the Class Size Reduction Kindergarten-University Public Education Facilities Bond Act (hereafter referred to as "Proposition 1A"). Plaintiffs seek only prospective relief, alleging that the current SAB method of allocating new construction funds is neither reasonable nor fair to large, urban school districts. The Plaintiffs allege that funds are not being allocated on a priority of greatest need basis. On December 13, 2000, the parties reached an agreement under which plaintiffs and intervenors agree that the regulations adopted by the SAB at its meeting of that date adequately address the needs of LAUSD. Assuming no future substantive changes in the regulations, the lawsuit will not go forward and will eventually be dismissed. On or about December 8, 2000, a related lawsuit was filed in Sacramento County Superior Court by the Coalition for Adequate School Housing ("CASH"). CASH seeks a writ of mandate against the SAB to prevent the distribution of new school construction funds according to the newly adopted regulations. CASH seeks distribution of the new school construction funds on a first come, first served basis. The SAB has filed an answer. The CASH petition was denied on September 25, 2001 and the court ordered the action dismissed in its entirety. The Attorney General is of the opinion that neither the Godinez nor the CASH lawsuit affects the validity of any State bonds, nor the authority of the State to issue bonds under the current authorization granted by the finance committees.

IN CHARLES DAVIS V. CALIFORNIA HEALTH AND HUMAN SERVICES AGENCY, the plaintiff has brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at San Francisco run 1,200 bed skilled nursing facility (Laguna Honda) who require long term care should be assessed as to whether they can be treated at home or in a community-based facilities, and then provided appropriate care. The State has filed an answer. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiff prevail, the State's liability could exceed $400 million. The State is vigorously defending this action.

IN STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON, ET AL., the plaintiffs have brought a class action in Federal District Court for the Northern District of California seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act because they result in unnecessary institutionalization of developmentally disabled persons. The State has filed a responsive pleading and is vigorously contesting this case. At this early state in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiffs prevail, the State's liability could exceed $400 million.

LITIGATION RELATING TO ENERGY MATTERS. The California Power Exchange (the "Power Exchange") has filed a claim with the State Victim Compensation and Government Claims Board (the "Board") seeking compensation from the State as a result of the commandeering by the Governor under Executive Orders of certain block forward power purchase contracts from two of the Utilities in February 2001. The claim asserts the value of the PG&E contracts to be approximately $380.2 million. The State disputes the amount of this claim. In addition, one of the Utilities has filed claims with the Board seeking unspecified amounts of compensation in the form of damages resulting from the commandeering of the block forward contracts. The other Utility has agreed to withdraw its claim against the State, upon finalization of a settlement. Both The Utility with the pending claim and the Power Exchange have filed for protection under Chapter 11 of the federal Bankruptcy Code.

As of August 17, 2001, the Board had received approximately 30 additional claims from power producers and generators each of which is claiming an interest in the commandeered block forward contracts. The Power Exchange amended its original March 16, 2001 claim to include claims on behalf of all market participants for whose benefit the Power Exchange claimed the right to liquidate the commandeered block forward contracts referred to in its original claim. The administrative law judge selected by the Board to try the matter has found that the Power Exchange has identified and is representing all parties properly before the Board. The Board has scheduled argument on the value of the block forward contracts for February 27, 2002. However, the Power Exchange, the Utility and several power generators have objected to the Board proceedings, claiming THAT THE BOARD NO LONGER HAS JURISDICTION OVER THE PARTIES BECAUSE, INTER ALIA, the State waived its administrative remedies by filing a declaratory relief action in superior court. They have stated their intent to challenge the jurisdiction of the Board in the coordinate case which includes the State's declaratory relief action and three inverse condemnation actions.

(See discussion below.)

In addition to the administrative action before the Board, the State was served with three inverse condemnation COMPLAINTS ARISING FROM THE GOVERNOR'S COMMANDEERING OF THE BLOCK FORWARD CONTRACTS. PACIFIC GAS AND ELECTRIC COMPANY
V. THE STATE OF CALIFORNIA WAS FILED IN SAN FRANCISCO COUNTY SUPERIOR COURT ON JULY 16, 2001. CALIFORNIA POWER EXCHANGE CORPORATION V. STATE OF CALIFORNIA AND RELIANT ENERGY SERVICES, INC. V. THE STATE OF CALIFORNIA were filed in Los Angeles County Superior Court on July 20, 2001. Each plaintiff seeks unspecified amount as just compensation and related damages for the alleged taking of their respective competing claims to the block forward contracts resulting from the Governor's commandeering. The State has filed demurrers to the complaints in each of the actions.

The People of the State of California, acting by and through DWR, have also filed a declaratory relief action in SACRAMENTO SUPERIOR COURT (PEOPLE OF THE STATE OF CALIFORNIA V. ACN ENERGY INC., ET AL. (No 01A505497)) seeking a declaration regarding the extent of the State's liability, if any, for damages or compensation arising from the Governor's commandeering of the block forward contracts and a declaration that any entity that has not filed a claim with the Board is barred from claiming damages in any other action. Defend Duke Energy has filed a Notice of Removal to federal district court. DWR has petitioned for removal to stat court.

In September 2001, the State filed motions for relief from automatic stay in the Power Exchange and the Utility bankruptcies. On October 1, 2001, Official Committee of Participant Creditors of the State, the Power Exchange, Utility, and Reliant stipulated, among other things, to orders in the bankruptcy actions granting relief from the automatic stay to the extent necessary to permit the prosecution and defense to final judgment of any actions or claims as to whether, how much, and to whom the State may be adjudged to pay, if anything, for the actions taken pursuant to the Executive Orders, including specifically the three inverse condemnation actions and the declaratory relief action. The parties to the stipulation also agreed to coordination of the State's declaratory relief action and the three inverse condemnation actions in a single coordinated case. On October 12, 2001, the coordination motion judge determined that coordination was appropriate and designated Sacramento County Superior Court for assignment to a coordination trial judge.

ADDITIONAL INFORMATION CONCERNING NEW YORK ISSUERS

A Fund will invest substantially all of its assets in New York municipal securities. In addition, the specific New York municipal securities in which a Fund will invest will change from time to time. A Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may affect issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by a Fund, and a Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have a material adverse impact on the financial condition of such issuers. A Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by a Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible a Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

A Fund may invest in municipal securities issued by New York State (the "State"), by its various public bodies (the "Agencies") and/or by other entities located within the State, including the city of New York (the "City") and political subdivisions thereof and/or their agencies.

New York State. The State's current fiscal year began on April 1, 2001 and ends on March 31, 2002. On August 3, 2001, the State Legislature passed the budget for the 2001-02 fiscal year. Governor George E. Pataki approved the budget as passed by the Legislature. Following enactment of the budget, the State prepared a Financial Plan (the "Plan") that sets forth projected receipts and disbursements based on the actions taken by the Legislature. The State expects to update the Financial Plan quarterly.

While the Plan reflects Legislative action on the budget through September 13, 2001, it does not yet reflect the impact on the State's financial plan from the terrorist attacks on the World Trade Center in New York City on September 11, 2001. It is expected that this disaster will temporarily disrupt receipts growth and receipts cash flow. The disaster will also adversely impact State personal service and other costs in the short run.

A preliminary assessment suggest the revenue loss will likely exceed $1 billion given the possible disruption associated with the World Trade Center disaster to business activity and normal tax payment mechanisms during the balance of the fiscal year.

The Federal government enacted an emergency supplemental authorization of $40 billion, with not less than $20 billion allocated to disaster recovery activities and assistance in New York, Virginia and Pennsylvania. In addition, the State enacted a total of $5.5 billion in appropriations, primarily to ensure timely receipt of Federal and other aid for the relief and recovery efforts in New York City. Finally, the State enacted legislation to provide New York City with additional bonding capacity which would allow the City to issue $2.5 billion in bonds for costs related to the attack on the World Trade Center.

Economic Outlook. The events of September 11, 2001 are expected to have a substantial adverse impact on the New York City, State and national economies. Transportation and communications have been disrupted. The financial markets remained closed for an unprecedented four days. The magnitude of the impact which these events will have on financial markets, tourism, and other economic activity remains uncertain. The Federal Reserve Board has acted to calm worldwide markets and possibly forestall a recession by injecting large reserves into the banking system and lowering the federal funds rate by an additional 50 basis points. It is estimated that at least 100,000 jobs will have to be relocated, at least temporarily.

Continued growth is projected for the State's economy for 2001 in employment, wages, and personal income, although growth will moderate significantly from the rates achieved in 2000. Overall employment is expected to grown at a much more modest rate than in 2000, reflecting the slowdown in the national economy. New York personal income is estimated to have grown by 7.5% in 2000, fueled in part by a large increase in finance sector bonus payments and strong growth in total employment. State personal income is projected to grown 4.5% in 2001.

The most significant risks to the State economic forecast revolve around the impact of the World Trade Center disaster, which occurred during the nation's first economic slowdown since the recession of the early 1990s. The disaster could trigger weaker financial market activity than currently projected resulting in lower bonus payments and, therefore, lower wages and personal income than indicated by the New

York State Division of the Budget forecast. Moreover, weaker stock market performance than projected could produce a lower level of capital gains realizations and, hence, reduced taxable personal income. Additionally, weaker State employment growth than currently projected and job relocations associated with the World Trade Center destruction could produce lower wage and personal income levels.







                         FUNDAMENTAL INVESTMENT POLICIES

     In addition to the Funds' investment objectives, the following is a list of restrictions and fundamental investment policies that may not be changed without the affirmative vote of a majority of the Funds' outstanding shares (as defined below under "General Information - Capital Stock.") No Fund may:

     1. invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided, that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; and provided further, that, with respect to the California Municipal Fund and the New York Municipal Fund, there is no limitation with respect to obligations issued or guaranteed by any state, territory or possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions;

     2. invest an amount equal to 15% or more of the current value of their net assets in investments that are illiquid;

     3. purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

     4. make loans, except that a Fund may (a) (i) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit and bankers' acceptances) and (ii) invest in loans and participations in accordance with its investment objectives and policies, (b) make loans of portfolio securities and (c) enter into repurchase agreements with respect to portfolio securities;

     5. underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     6. purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     7. purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of a Fund's total assets in the case of any one other investment company and 10% of such total assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company securities received or acquired by a Fund pursuant to a merger or plan of reorganization or to the extent permitted under applicable regulations and SEC interpretations of the 1940 Act or an exemptive order received by the Fund; and

     8. sell securities short (except for short positions in a futures contract or forward contract or short sales against the box and except in connection with Hedging and Derivatives).


     The High Yield, Emerging Markets Bond, U.S. Government Securities and Mortgage Securities Funds may not borrow money (except that they may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; PROVIDED, that (a) the amount of such borrowing may not exceed 20% of the value of such Fund's total assets, and (b) each such Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of such Fund's total assets. The Total Return Fund may borrow money from banks and enter into reverse repurchase agreements in an aggregate amount up to 25% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The California Municipal, New York Municipal and National Municipal Funds may not borrow money, except (a) from banks or by entering into reverse repurchase agreements, in aggregate amounts not exceeding 25% of the value of its total assets at the time of such borrowing and (b) in amounts not exceeding 5% of the value of its total assets at the time of such borrowing for temporary or emergency purposes (including for clearance of securities transactions or payment of redemptions or dividends). For purposes of the California Municipal, New York Municipal and National Municipal Funds' investment limitation, the term "total assets" shall be calculated after giving effect to the net proceeds of any borrowings and reduced by any liabilities and indebtedness other than such borrowings. The High Yield and Emerging Markets Bond Funds may not purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with the use of options, futures contracts, options thereon or forward currency contracts; a Fund may also make deposits of margin in connection with futures and forward contracts and options thereon) (other than Municipal Funds). Investment restriction (8) is a fundamental policy with respect to the National Municipal, California Municipal and New York Municipal Funds and a non-fundamental policy with respect to all other Funds. For purposes of determining whether the limitation discussed in restriction number 1 above is met, a Fund considers each issuer to be a member of the industry designated by its Standard Industry Classification ("SIC") code and will apply the 25% limitation on a SIC by SIC basis.



                       NON-FUNDAMENTAL INVESTMENT POLICIES

     The following are non-fundamental investment policies and may be changed by a vote of the Company's Board of Directors. No Fund may:

     1. invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

     2. pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings (and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to futures contracts and options on futures contracts, securities or indices);

     3. invest in stock or bond futures and/or options on futures unless (i) not more than 5% of a Fund's total assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and

     4. purchase or retain securities of an issuer if those officers or Directors of the Fund or its investment adviser who own more than 1/2 of 1% of such issuer's securities together own more than 5% of the securities of such issuer.


     In addition, each of the High Yield and Emerging Markets Bond Funds may not:


     1. invest for the purpose of exercising control over management of any company; and

     2.   invest in puts, calls, straddles or spreads, except as described in
          (3) above;

     If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

The business of the Company is managed under the direction of the Board of Directors. Specifically, the Board of Directors is responsible for oversight of the Funds by reviewing and approving agreements with the Funds' service providers, and mandating policies for the Funds' operations. The principal occupations of the directors and executive officers of the Company (and any positions held with affiliated persons of the Company) for the past five years are listed below.

- ------------------------------ ----------------- ------------------------- ---------- ------------------------
                                                                            NUMBER OF
                                                                           PORTFOLIOS
                                                                             IN FUND
                               TERM OF OFFICE(1)                             COMPLEX*
NAME, (AGE), ADDRESS AND        AND LENGTH OF     PRINCIPAL OCCUPATION(S)  OVERSEEN BY  OTHER DIRECTORSHIPS
POSITION(S) WITH COMPANY         TIME SERVED        DURING PAST 5 YEARS     DIRECTOR      HELD BY DIRECTOR
- --------------------------------------------------------------------------------------------------------------
                                           DISINTERESTED DIRECTORS
- --------------------------------------------------------------------------------------------------------------
Edward J. Landau (72)             Since 1993     Of Counsel, Wolf, Block       15      Director, Revlon
Director                                         Schorr and Solis-Cohen,               Group Inc., Revlon
   250 Park Avenue                               LLP (2/1/98-present);                 Consumer Products
   New York, NY 10177                            Member, Lowenthal,                    Inc., Pittsburgh
                                                 Landau, Fischer & Bring,              Annealing Box and
                                                 P.C (1960-1/31/98).                   Clad Metals Inc.
- ------------------------------ ----------------- -------------------------- ---------- -----------------------
The Very Reverend James           Since 1993     President, Interfaith         15               N/A
Parks Morton (76)                                Center of New York
Director                                         (1/1/98- present);
   40 East 30th Street                           formerly Dean of
   New York, New York                            Cathedral of St. John
   10016                                         the Divine (1972-1996).
- ------------------------------ ----------------- -------------------------- ---------- -----------------------
Stephen M. Peck (66)              Since 1999     Partner, The Torrey           15      Director,
Director                                         Funds (1/1/02-present);               Fresenius Medical Care
   505 Park Avenue                               General Partner,                      Advance Auto Parts,
   New York, New York 10022                      Wilderness Partners,                  Inc., Banyan
                                                 L.P. (1989 to present).               Strategic Realty,
                                                                                       Canarc Resource,
                                                                                       Inc., Boston Life
                                                                                       Sciences Inc.,
                                                                                       Brown Simpson
                                                                                       Advisory Board.


                                       41

- --------------------------------------------------------------------------------------------------------------
                                            INTERESTED DIRECTORS
- --------------------------------------------------------------------------------------------------------------
F. Daniel Prickett(2)(56)         Since 2001     Chief Executive Officer,      15      Director, Arts and
Chairman of the Board,                           OFFITBANK (2001-present).             Sciences Council,
President, and Director                          Founder and group executive           Charlotte, NC.
   520 Madison Avenue                            of Private Capital
   New York, NY 10022                            Management, First Union
                                                 Corporation (1995-2001).
- --------------------------------------------------------------------------------------------------------------
                                                  OFFICERS
- --------------------------------------------------------------------------------------------------------------
Vincent M. Rella (49)             Since 1999     Managing Director,            N/A              N/A
 Treasurer                                       OFFITBANK.
 Secretary
  520 Madison Avenue
  New York, NY  10022
- ------------------------------ ----------------- -------------------------- ---------- -----------------------

* For this purpose, the "Fund Complex" consists of The OFFIT Variable Insurance Fund, Inc. and The OFFIT Investment Fund, Inc., which are all the regulated investment companies advised by OFFITBANK.

(1) Each Director and officer shall hold office until his successor shall have been elected and qualified.

(2) Mr. Prickett is an Interested Director as a result of his employment with OFFITBANK, the Company's investment adviser.

COMMITTEES
The Board has a Nominating Committee, comprised of Messrs. Landau, Peck and The Very Reverend James Parks Morton. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Directors. During the fiscal year ended December 31, 2001, there were no meetings of the Nominating Committee.

The Board has an Executive Committee, comprised of Messrs. Landau, Peck and The Very Reverend James Parks Morton. The Executive Committee is authorized to exercise the power and authority of the Board of Directors as may be necessary during the intervals between meetings of the Board of Directors. During the fiscal year ended December 31, 2001, there were no meetings of the Executive Committee.

The Board has an Audit Committee, comprised of comprised of Messrs. Landau, Peck and The Very Reverend James Parks Morton. The Audit Committee makes recommendations to the Board of Trustees with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Company's financial operations. During the fiscal year ended December 31, 2001, there were two meetings of the Audit Committee.

The Board has a Pricing Committee, comprised of Messrs. Landau, Peck and The Very Reverend James Parks Morton. The Pricing Committee has oversight responsibility for, among other things, determining and monitoring the value of the Company's assets. During the fiscal year ended December 31, 2001, there were no meetings of the Pricing Committee.

SECURITY AND OTHER INTERESTS
The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund as of December 31, 2001.



                                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED
                                                                                      INVESTMENT COMPANIES OVERSEEN BY
                                               DOLLAR RANGE OF EQUITY SECURITIES IN   DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR                                            THE FUND                      INVESTMENT COMPANIES
- ----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
F. Daniel Prickett                                          None                                      None

DISINTERESTED DIRECTORS



                                       42


Edward J. Landau                             High Yield Fund over $100,000                       over $100,000

The Very Reverend James
Parks Morton                                                None                                      None

Stephen M. Peck                                             None                                      None


With respect to the Directors who are not "interested persons" of the Fund as defined in the 1940 Act, as of December 31, 2001, neither they or any of their immediate family members owned, beneficially or of record, any securities in the Adviser or Distributor of the Fund, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Distributor of the Fund.

DIRECTOR COMPENSATION

The following table shows the compensation paid by the Company to the Directors for 2001.



                                                                                                     TOTAL COMPENSATION
                                          AGGREGATE      PENSION OR RETIREMENT    ESTIMATED ANNUAL     FROM REGISTRANT
                                        COMPENSATION       BENEFITS ACCRUED AS      BENEFITS UPON      AND FUND COMPLEX*
           NAME OF PERSON              FROM REGISTRANT   PART OF FUND EXPENSES       RETIREMENT       PAID TO DIRECTORS
           --------------              ---------------   ---------------------    -----------------  -------------------
INTERESTED DIRECTORS

Dr. Wallace Mathai-Davis(1)                  $0                   $0                     $0                  $0

F. Daniel Prickett(2)                        $0                   $0                     $0                  $0

DISINTERESTED DIRECTORS

Edward J. Landau                          $17,500                 $0                     $0                $23,500

The Very Reverend James Parks Morton      $17,500                 $0                     $0                $23,500

Stephen M. Peck                           $17,500                 $0                     $0                $23,500


* For this purpose, the "Fund Complex" consists of The OFFIT Variable Insurance Fund, Inc. and The OFFIT Investment Fund, Inc., which are all the regulated investment companies advised by OFFITBANK.


(1)  Resigned effective January 8, 2002.
(2)  Became a Director effective January 8, 2002.


The Company pays each Director who is not also an officer or affiliated person an annual fee of $10,000 and a fee of $1,250 for each Board of Directors and Board committee meeting attended. The Directors are also reimbursed for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

                               INVESTMENT ADVISER

     The Company has retained OFFITBANK, a New York State chartered trust company, to act as its investment adviser (the "Adviser"). The Adviser is a subsidiary of the Wachovia Corporation, a leading bank holding company with Wachovia Bank, NA as its principal subsidiary. The advisory agreement (the "Advisory Agreement") between the Adviser and the Company provides that the Adviser shall manage the operations of the Company, subject to policies established by the Board of Directors of the Company. Pursuant to the Advisory Agreement, the Adviser manages the Company's investment portfolios, directs purchases and sales of the portfolio securities and reports to the Company's officers and directors regularly. In addition, the Adviser pays the compensation of the Company's officers, employees and directors affiliated with the Adviser. The Company bears all other costs of its operations, including the compensation of its directors not affiliated with the Adviser.


     For its services under the Advisory Agreement, the Adviser receives from each Fund an advisory fee. The fee is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of 0.85% of the first $200,000,000, 0.75% on the next $400,000,000 and 0.65% of amounts in excess of $600,000,000 of the OFFIT High Yield Fund's average daily net assets; 0.90% of the first $200,000,000 and 0.80% on amounts in excess thereof of the OFFIT Emerging Markets Bond Fund's average daily net assets; 0.35% of the OFFIT U.S. Government Securities Fund's average daily net assets, the OFFIT Mortgage Securities Fund's average daily net assets, the OFFIT National Municipal Fund's average daily net assets, the OFFIT California Municipal Fund's average daily net assets and the OFFIT New York Municipal Fund's average daily net assets. With respect to OFFIT Total Return Fund, the Adviser is entitled to receive a monthly fee from the Fund at the annual rate of 0.50% with respect to the Fund's assets other than investments in the other Funds of the Company. The Adviser may waive all or part of its fee from time to time in order to increase a Fund's net investment income available for distribution to shareholders. The Funds will not be required to reimburse the Adviser for any advisory fees waived. The Adviser may from time to time, at its own expense, provide compensation to financial institutions for performing administration or other services for their customers. These services may include maintaining account records, processing orders to purchase, redeem and exchange shares and answering customer inquiries.

     The Advisory Agreement was most recently reapproved by the Board of Directors on June 14, 2001. In reapproving the Advisory Agreement, the Board of Directors considered the following factors: the requirements of the Funds in the areas of investment supervisory and administrative services, the quality of the Adviser's services, the fees paid for the investment advisory services, other services to be provided that are not covered in the Advisory Agreement, the total expenses of the Funds, the willingness of the Adviser to waive any portion of its fees, the profitability of the Adviser, the extent to which the Adviser receives benefits from soft dollars and other service benefits, the capabilities and financial condition of the Adviser, the current conditions and trends prevailing in the economy and the historical relationship between the Funds and the Adviser.



     The charts below show the investment advisory fees for each Fund for the last three fiscal years along with any waivers that reduced the investment advisory fees. The fees shown were paid by the Funds to OFFITBANK.

                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
HIGH YIELD                                                  2001                      2000                 1999
- ----------                                                  ----                      ----                 ----
Fees earned                                              $7,489,346                $8,894,882          $12,190,323
Fees waived                                                      $0                   $61,795                   $0
Net amount of fees paid by the Fund                      $7,489,346                $8,833,087          $12,190,323


                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
EMERGING MARKETS BOND                                       2001                      2000                 1999
- ---------------------                                       ----                      ----                 ----
Fees earned                                              $1,409,147                $1,711,968           $1,344,676
Fees waived                                                      $0                    $5,202                   $0
Net amount of fees paid by the Fund                      $1,409,147                $1,706,766           $1,344,676



                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
U.S. GOVERNMENT SECURITIES                                  2001                      2000                 1999
- --------------------------                                  ----                      ----                 ----
Fees earned                                               $161,868                  $146,445            $143,287
Fees waived                                                $45,835                   $39,181             $67,394
Net amount of fees paid by the Fund                       $116,033                  $107,264             $75,893

                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
MORTGAGE SECURITIES                                         2001                      2000                 1999
- -------------------                                         ----                      ----                 ----

Fees earned                                               $217,103                  $174,551            $212,993
Fees waived                                                $75,713                   $58,461             $77,030
Net amount of fees paid by the Fund                       $141,390                  $116,090            $135,963

                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
CALIFORNIA MUNICIPAL                                        2001                      2000                 1999
- --------------------                                        ----                      ----                 ----

Fees earned                                               $66,556                   $50,657             $45,892
Fees waived                                               $23,355                   $21,834             $38,084
Net amount of fees paid by the Fund                       $43,201                   $28,823              $7,808

                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
NEW YORK MUNICIPAL                                          2001                      2000                 1999
- ------------------                                          ----                      ----                 ----

Fees earned                                               $329,773                  $249,678            $251,216
Fees waived                                                $71,938                   $44,949             $76,589
Net amount of fees paid by the Fund                       $257,835                  $204,729            $174,627

                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
NATIONAL MUNICIPAL                                          2001                      2000                 1999
- ------------------                                          ----                      ----                 ----

Fees earned                                               $125,235                   $70,924             $77,770
Fees waived                                                $50,083                   $23,301             $49,941
Net amount of fees paid by the Fund                        $75,152                   $47,623             $27,829



                                                                        FISCAL YEAR ENDED
                                                      -----------------------------------------------------
                                                           DECEMBER 31,                    DECEMBER 31,
TOTAL RETURN*                                                  2001                            2000
- ------------                                                   ----                            ----
Fees earned                                                   $21,907                          $4,618
Fees waived                                                      $406                          $4,389
Net amount of fees paid by the Fund                           $21,501                            $229

*The Fund commenced operations on June 22, 2000.


REGULATORY MATTERS

         The Adviser is a trust company chartered under the New York Banking Law and is supervised and examined thereunder by the New York Banking Department. The Adviser is prohibited by its charter from accepting deposits other than deposits arising directly from its exercise of the fiduciary powers granted under the New York Banking Law and, accordingly, is not an insured depository institution for purposes of the Federal Deposit Insurance Act or any other banking law or regulation.

         Banking laws and regulations, as currently interpreted by the New York Banking Department, prohibit New York State chartered trust companies from controlling, or distributing the shares of, a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit such trust companies generally from issuing, underwriting, selling or distributing securities, but do not prohibit such trust companies from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. The Adviser believes that it may perform the services described in the Company's Prospectus without violation of such laws or regulations. OFFITBANK is not a member of the Federal Reserve System and is not subject to the Glass-Steagall Act, the Bank Holding Company Act of 1956 or any other federal banking law or regulation that might affect its ability to perform such services.

         If the Adviser was prohibited from performing the services described in the Company's Prospectus with respect to the Funds, it is expected that the Company's Board of Directors would recommend to each Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

DISTRIBUTOR

         OFFIT Funds Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of PFPC Distributors, Inc., with its principal office at 3200 Horizon Drive, King of Prussia, PA 19406, distributes the shares of the Company. Under a distribution agreement with the Company (the "Distribution Agreement"), the Distributor, as agent of the Company, agrees to use its best efforts to distribute the Company's shares. Solely for the purpose of reimbursing the Distributor for its expenses incurred in certain activities primarily intended to result in the sale of Advisor Shares of the Funds, the Company has adopted a Plan of Distribution (the "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. Under the Plan and Distribution Agreement, each Fund is authorized to spend for the account of Advisor Shares up to 0.25% of its average daily net assets solely attributable to Advisor Shares annually, to reimburse the Distributor for such activities primarily intended to result in the sale of Advisor Shares, which are summarized in the Prospectus. For the fiscal periods ended December 31, 2001, 2000 and 1999, no distribution costs were incurred by the Funds.

SHAREHOLDER SERVICING AGENTS

         Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents") with respect to Advisor Shares. Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own Advisor Shares. Such services may include, among other things: assisting in aggregating and processing purchase, exchange and redemption transactions; placing net purchase and redemption orders with the Distributor; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; processing dividend payments; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, as necessary; providing periodic statements showing a customer's positions in the Funds; transmitting, on behalf of the Company, proxy statements, annual reports, updating prospectuses and other communications from the Company to the shareholders of the Funds; and receiving, tabulating and transmitting to the Company proxies executed by shareholders with respect to meetings of shareholders of the Fund. Customers may have or be given the right to vote shares held of record by Shareholder Servicing Agents.

         For the services provided, the Company's Shareholder Servicing Plan permits each Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or of the terms or conditions that may be applicable to the investment of customer assets in each Fund's Advisor Shares.

                ADMINISTRATION, FUND ACCOUNTING, TRANSFER AGENCY
                              AND CUSTODY SERVICES

ADMINISTRATION

         PFPC Inc. ("PFPC"), serves as Administrator to the Company. Pursuant to an Administration and Accounting Services Agreement with the Company, PFPC performs administrative and fund accounting services for the Company, and is responsible for certain clerical, record keeping and bookkeeping services, except those performed by the Adviser, or by The Chase Manhattan Bank or the Bank of New York in their capacity as custodians of the Company. The services provided by PFPC as Administrator include regulatory compliance, assistance in the preparation and filing of post-effective amendments to the Company's registration statement with the SEC, preparation of annual, semi-annual and other reports to shareholders and the SEC, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state's qualification. For the administrative and fund accounting services PFPC provides to the Company, PFPC is paid an annual fee calculated daily and paid monthly which will not exceed 0.125% of average daily net assets. From time to time, the Administrator may waive all or a portion of its fees.

         The charts below show the administrative and fund accounting fees for each Fund for the last three fiscal years along with any waivers that reduced those fees.


                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
HIGH YIELD                                                  2001                      2000                 1999
- ----------                                                  ----                      ----                 ----
Fees earned                                              $1,006,652                $1,114,603          $1,261,898
Fees waived                                                      $0                        $0                  $0
Net amount of fees paid by the Fund                      $1,006,652                $1,114,603          $1,261,898

                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
EMERGING MARKETS BOND                                       2001                      2000                 1999
- ---------------------                                       ----                      ----                 ----
Fees earned                                               $195,692                  $252,773            $201,761
Fees waived                                                $47,130                 $  57,065             $44,823
Net amount of fees paid by the Fund                       $148,562                  $195,708            $156,938


                                                                              FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
U.S. GOVERNMENT SECURITIES                                  2001                      2000                 1999
- --------------------------                                  ----                      ----                 ----

Fees earned                                               $57,810                   $67,302              $66,174
Fees waived                                               $13,874                   $12,552              $12,282
Net amount of fees paid by the Fund                       $43,936                   $54,750              $53,892

                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
MORTGAGE SECURITIES                                         2001                      2000                 1999
- -------------------                                         ----                      ----                 ----

Fees earned                                               $77,537                   $77,340             $91,069
Fees waived                                               $18,609                   $14,962             $18,256
Net amount of fees paid by the Fund                       $58,928                   $62,378             $72,813

                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
CALIFORNIA MUNICIPAL                                        2001                      2000                 1999
- --------------------                                        ----                      ----                 ----

Fees earned                                               $23,770                   $33,092             $31,390
Fees waived                                               $18,531                   $33,092             $31,390
Net amount of fees paid by the Fund                        $5,239                        $0                  $0


                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
NEW YORK MUNICIPAL                                          2001                      2000                 1999
- ------------------                                          ----                      ----                 ----

Fees earned                                               $117,776                  $104,170            $104,720
Fees waived                                                $28,266                   $21,400             $21,533
Net amount of fees paid by the Fund                        $89,510                   $82,770             $83,187


                                       49

                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
NATIONAL MUNICIPAL                                          2001                      2000                 1999
- ------------------                                          ----                      ----                 ----

Fees earned                                               $44,727                   $40,330             $42,774
Fees waived                                               $10,735                   $30,931             $21,808
Net amount of fees paid by the Fund                       $33,992                    $9,399             $20,966




                                                                      FISCAL YEAR ENDED
                                                      ----------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,
TOTAL RETURN*                                               2001                      2000
- ------------                                                ----                      ----

Fees earned                                                $5,477                   $11,655
Fees waived                                                $5,477                   $11,655
Net amount of fees paid by the Fund                            $0                        $0


*The Fund commenced operations on June 22, 2000.



TRANSFER AGENCY

         PFPC serves as the Company's Transfer Agent and Dividend Disbursing Agent. As part of PFPC's duties, PFPC: (i) processes shareholder purchase and redemption orders; (ii) issues periodic statements to shareholders; (iii) processes transfers, exchanges and dividend payments; and (iv) maintains all shareholder records for each account in the Company.

CUSTODY


         The Bank of New York ("BONY") serves as custodian of the assets of the High Yield, Emerging Markets Bond, Total Return, U.S. Government Securities, Mortgage Securities, National Municipal, California Municipal and New York Municipal Funds. The principal business address of BONY is 15 Broad Street, 7th Floor, New York, New York 10286. Under the Custodian Agreements, each Custodian has agreed to maintain a separate account or accounts in the name of each applicable Fund; hold and disburse portfolio securities on account of each Fund; collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; and make periodic reports to the Company's Board of Directors concerning the Funds' operations. Each is authorized under the Custodian Agreements to establish separate accounts for the Funds' foreign securities with subcustodians, provided that the custodian remains responsible for the performance of all of its duties under the Custodian Agreements.

COUNSEL

         Kramer Levin Naftalis & Frankel LLP, whose address is 919 Third Avenue, New York, NY 10022, serves as counsel to the Company.

INDEPENDENT AUDITORS

         KPMG LLP, whose address is 757 Third Avenue, New York, NY serve as the independent auditors for the Funds and will render an opinion on the Fund's financial statements and financial highlights for the fiscal year ending December 31, 2002.


                             PORTFOLIO TRANSACTIONS

         The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Company's Board of Directors, the Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions. When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere.

The chart below shows the brokerage fees paid by each Fund for the last three fiscal years.


                                                                              FISCAL YEAR ENDED
                                                        -----------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
                                                            2001                      2000                 1999
                                                            ----                      ----                 ----
HIGH YIELD                                                 $2,500                    $3,241             $15,327

EMERGING MARKETS BOND                                          $0                        $0                  $0

U.S. GOVERNMENT SECURITIES                                 $9,400                      $600                  $0

MORTGAGE SECURITIES                                            $0                        $0                  $0

CALIFORNIA MUNICIPAL                                           $0                        $0                  $0

NEW YORK MUNICIPAL                                             $0                        $0                  $0

NATIONAL MUNCIPAL                                              $0                        $0                  $0

TOTAL RETURN*                                                  $0                        $0

*The Fund commenced operations on June 22, 2000


         Fixed-income and certain short-term securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks a competitive price in placing its orders, the Company may not necessarily be paying the lowest price available.


         Trading practices in certain emerging market and Latin American countries are significantly different from those in the United States, and these differences may have adverse consequences on the investment operations of the Emerging Markets Bond, Global Debt, Global Convertible and Total Return Funds. Brokerage commissions and other transaction costs on the securities exchanges of emerging market and Latin American countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in emerging market countries are less developed and less reliable than those in the United States and the Funds may be subject to delays or other material difficulties. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if such Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.


         Factors relating to brokers in emerging market and Latin American countries may also expose the Funds' to risks in connection with the execution of portfolio transactions. There may be less government supervision and regulation of securities exchanges and brokers in these countries than exists in the United States. Brokers in these countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Funds to a risk of loss in the event of such failure.

         Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Affiliated persons of the Company, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Company as agent. Subject to the considerations discussed above and in accordance with procedures adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Company, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

         Investment decisions for the Company are made independently from those for other funds and accounts advised or managed by the Adviser. Such other funds and accounts may also invest in the same securities as the Company. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Company, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain best execution.

                               PURCHASE OF SHARES

         For information pertaining to the manner in which shares of each class of each Fund are offered to the public, see "Purchase of Fund Shares" in the Prospectus. The Company reserves the right, in its sole discretion, to (i) suspend the offering of shares of its Funds, and (ii) reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Company. The officers of the Company may, from time to time, waive the minimum initial and subsequent investment requirements.

                              REDEMPTION OF SHARES

         For information pertaining to the manner in which each class of each Fund may be redeemed, see "Redemption of Fund Shares" in the Prospectus. The Company may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") or the bond market is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.

         Furthermore, if the Board of Directors determines that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price, in whole or in part, by a distribution in kind.

         The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Board of Directors may deem advisable; however, payment will be made wholly in cash unless the Board of Directors believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Company. If redemptions are paid in investment securities, such securities will be valued as set forth in the Company's Prospectus under "Pricing of Fund Shares" and redeeming shareholders would normally incur brokerage expenses if they converted these securities to cash.

         A redemption fee of 1.50% of the value of the Select Shares of the OFFIT High Yield Fund and the OFFIT Emerging Markets Bond Fund will be charged if Select Shares of these Funds are redeemed within 90 days of the purchase date. A redemption fee of 1.50% of the value of the Advisor Shares of the Funds will be charged if shares are redeemed within 90 days of the purchase date. The redemption fee may be waived from time to time at the discretion of the Adviser. There will be no redemption fee charged in the event of the death or disability of a shareholder. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by a Fund.


                            PERFORMANCE CALCULATIONS

         The Company may from time to time quote various performance figures to illustrate the past performance of each class of shares of its Funds. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the SEC methods for computing performance follows.

TOTAL RETURN

         A Fund's average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if shorter, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

                   P ( l + T )n =  ERV

           where:  P     =  a hypothetical initial payment of $1,000.
                   T     =  the average annual total return.
                   N     =  the number of years.
                   ERV   =  the ending redeemable value of a hypothetical
                            $1,000 payment made at the beginning of the period.

         Each Fund presents performance information for each class of shares commencing with the Fund's inception (or the inception of the Partnership with respect to the High Yield Fund, see "The Transfer" above for more information). Performance information for each class of shares may also reflect performance for time periods prior to the introduction of such class, and the performance for such prior time periods will not reflect any fees and expenses, payable by such class that were not borne by the Fund prior to the introduction of such class.

         On April 29, 1996, all of the outstanding shares of the Funds were reclassified as "Select Shares" and the Funds began to offer a new class of shares, "Advisor Shares." The percentages shown in the tables below are based on the fees and expenses actually paid by each Fund for the periods presented, rather than the fees and expenses currently payable by each class of shares, which in certain cases are different (as indicated in the footnotes to the tables).


         The following tables set forth the average annual total returns for each class of shares of each of the High Yield Fund, Emerging Markets Bond Fund, New York Municipal Fund, California Municipal Fund, National Municipal Fund, U.S. Government Securities Fund and Mortgage Securities Fund for certain time periods ended December 31, 2001.



                                          High Yield Fund
                                          ---------------
                                 Select Shares     Advisor Shares*
                                 -------------     --------------

One Year.........................   4.14%            4.02%
Five Years.......................   3.36%            NA
Since Inception (March 2, 1994)..   9.21%            3.94%
- ------------
*The Advisor Shares commenced operations on June 22, 2000.

                                      Emerging Markets Bond Fund
                                      --------------------------
                                 Select Shares      Advisor Shares*
                                 -------------      --------------

One Year.........................   3.00%             1.99%
Five Years.......................   6.61%             NA
Since Inception (March 8, 1994)..   9.72%             5.23%
- ------------
*The Advisor Shares commenced operations on June 6, 2000.



                                         New York Municipal Fund
                                         -----------------------
                                      Select Shares  Advisor Shares*
                                      -------------  --------------

One Year..............................     5.94%        NA
Five Years............................     5.88%        NA
Since Inception (April 3, 1995).......     6.10%      (0.79%)
- ------------
*The Advisor Shares commenced operations on October 17, 2001.


                                   California Municipal Fund - Select Shares*
                                   ------------------------------------------
One Year..........................           5.87%
Since Inception (April 2, 1997)...           5.94%
- ------------
*As of December 31, 2001 there were no Advisor Shares outstanding.


                                        National Municipal Fund - Select Shares*
                                        ----------------------------------------
One Year................................           6.79%
Since Inception (October 20, 1997)......           6.55%
- ------------
*As of December 31, 2001 there were no Advisor Shares outstanding.


                                  U.S. Government Securities Fund-Select Shares*
                                  ----------------------------------------------

One Year..........................           7.41%
Since Inception (July 1, 1997)....           6.99%
- ------------
*As of December 31, 2001 there were no Advisor Shares outstanding.

                                   Mortgage Securities Fund - Select Shares*
                                   -----------------------------------------
One Year..........................           7.54%
Since Inception (July 1, 1997)....           6.84%
- ------------
*As of December 31, 2001 there were no Advisor Shares outstanding.



                                   Total Return Fund- Select Shares*
                                   ----------------------------------
One Year..........................         4.96%
Since Inception (June 22, 2000)...         8.05%
- ------------
*As of December 31, 2001 there were no Advisor Shares outstanding.


     As described in the Prospectus under the caption "Fees and Expenses of the Fund," the Total Return, New York Municipal Fund, California Municipal, National Municipal, U.S. Government Securities and Mortgage Securities Funds have been and still are subject to certain contractual fee waivers. For the period April 30, 1999 through December 31, 1999, the High Yield and Emerging Markets Bond Funds were also subject to certain fee waivers. Absent such waivers, the returns shown above would be lower.


     The Funds may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:

         Aggregate Total Return  =   ERV   -   1
                                     ---
                                      P

         In addition to total return, each Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

                  YIELD  =  2 [ (  a - b  + 1 )6  - 1 ]
                                   -----
                                     cd

         where:   a  = dividends and interest earned during the period.
                  b  = expenses accrued for the period (net of any
                       reimbursements).
                  c  = the average daily number of shares outstanding during the period that were entitled to receive dividends.
                  d  = the maximum offering price per share on the last day of the period.

         For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

         Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by a Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price
(plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

         The 30-day yield for the Select Shares of each of the High Yield, Emerging Markets Bond, U.S. Government Securities, Mortgage Securities, California Municipal, New York Municipal and National Municipal Funds for the period ended December 31, 2001, was 11.08%, 13.41%, 3.90%, 5.32%, 3.03%, 3.14%
and 3.30%, respectively. The 30-day yields for the Advisor Shares of the High Yield and Emerging Market Bond Funds for the period ended December 31, 2001 were 10.83% and 13.16% respectively.

         Each Fund may also advertise tax-equivalent yields which are computed by dividing that portion of yield that is tax-exempt by one, minus a stated income tax rate and adding the quotient to that portion, if any, of the yield that is not tax-exempt.

         Each Fund may also advertise its "risk adjusted return," which reflects the total return of the Fund over time adjusted to reflect volatility of the Fund.

         The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of their rankings in each applicable ranking group. In addition, the Company may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Institutional Investor, Money, Morningstar, Mutual Fund Values, The Wall Street Journal, The New York Times and U.S.A. Today.

         A Fund may include in advertising or sales literature discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting), investment management techniques, policies or investment suitability of a Fund, economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks and bonds. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of select asset classes.

      ADDITIONAL INFORMATION CONCERNING DIVIDENDS, DISTRIBUTIONS AND TAXES

         Information set forth in the Prospectus and this SAI is only a summary of certain key tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal, state and local tax treatment of the Funds or the implications to shareholders, and the discussions here and in the Funds' Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.


Straddle and constructive sale rules:

         The straddle rules defer losses and could alter the character of a Fund portfolio's capital gains and losses between short-term and long-term treatment. In this regard, the straddle rules defer losses to the extent of corresponding unrealized gains in certain offsetting positions; prevent the conversion of short-term capital gains into long-term capital gains by either recharacterizing long-term capital gains as short-term capital gains or recharacterizing short-term capital losses as long-term capital losses; or by suspending or terminating, and forcing the recommencement of holding periods on positions related to positions of a straddle.1 Similarly, certain transactions effectively insulating a Fund portfolio from substantially all risk of loss and all opportunity for gain in appreciated financial position ("AFPs") could be treated as constructive sales of those positions for federal income tax purposes.2 Under these rules, short sales, swap contracts, forward or futures contracts to sell an appreciated AFP,3 or one or more other transactions that have substantially the same effect as those transactions as determined under regulations are generally treated as "constructive sales" for this purpose.4 A Fund portfolio that owns an AFP that enters into such a transaction generally recognizes gain for tax purposes prior to the recognition of gain for generally accepted accounting purposes. With these considerations in mind, we recommend that the following paragraphs be added to each Fund's SAI, immediately after the discussion regarding Fund portfolio derivative transactions deemed subject to treatment under Section 1256 of the Code:

         Generally, hedging transactions undertaken by a Fund may result in straddles for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. Because only limited administrative guidance implementing the straddle rules have been promulgated to date, the tax consequences to a Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by a Fund, which are taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more elections available under the Code which are applicable to straddles. If a Fund makes any of such elections, the amount, character, and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gain or losses from the affected straddle positions, the amount which may be distributed to shareholders as ordinary income or long-term capital gains may be increased or decreased as compared to a taxpayer that did not engage in such hedging transactions.

- --------
(1) See Sections 1092(a) and (b) of the Internal Revenue Code of 1986, as amended (the "Code"), and Section 1092-2T of the Temporary Treasury Regulations.

(2)  See Section 1259 of the Code. These rules do not apply to loss positions.

(3) Contracts for the sale of any stock, debt instrument, or partnership interest that is not a "marketable security" (within the meaning of Section 453(f) of the Code), that settle within a year after the date the contract is entered into), are not constructive sales. See Section 1259(c)(2).

(4)  See Section 1259(c)(1) of the Code.

         Section 1259 of the Code causes certain hedging transactions to be treated as "constructive sales." In general, if a Fund enters into such hedging transactions with respect to appreciated financial positions in stock or certain debt obligations, the Fund will be treated as if it had sold and immediately repurchased such positions and would be taxed on any gain from the constructive sale. The character of gain from a constructive sale will depend upon a Fund's holding period in the property.



QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

         In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss.

         Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) under Regulations that have not yet been promulgated, the capitalized interest on acquisition indebtedness under Code
Section 263(g), among other amounts. However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds' shareholders.

         In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

         Transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

         A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors, and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors, and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations).

         A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, a Fund that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

         Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government, such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, and the Student Loan Marketing Association, are treated as U.S. Government securities.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

         Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Funds will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the dividends-received deduction.

         Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% dividends-received deduction generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), during the 90 day period (180 days in the case of certain preferred stock) beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund's disposition of domestic qualified "small business" stock will be subject to tax.

         Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         The National Municipal Fund, California Municipal Fund and New York Municipal Fund (each a "Tax Exempt Fund") intend to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Tax-Exempt Funds' taxable year at least 50% of each Fund's total assets consists of tax-exempt municipal obligations. Distributions from a Tax-Exempt Fund will constitute exempt-interest dividends to the extent of such Fund's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Tax-Exempt Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. In general, a state exempts from state income tax only interest earned on obligations issued by that state or its political subdivisions and instrumentalities. Therefore, shareholders that are subject to tax in another state may be subject to state and local tax in such state on this interest. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Tax-Exempt Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

         AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 generally will constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders generally will be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining their adjusted current earnings.

         Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Tax-Exempt Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of a Tax-Exempt Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Tax-Exempt Fund will likely be subject to tax on dividends paid by the Tax-Exempt Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own advisers as to such consequences.

         Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. If more than 50% of the value of a Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credit rules.

         Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).


SALE OR REDEMPTION OF SHARES

         A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         If a shareholder (1) incurs a sales load in acquiring shares of a Fund,
(2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.


FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against such gross income or a credit against the U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and exempt-interest dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION, LOCAL TAX CONSIDERATIONS

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

         Rules of state and local taxation of ordinary income dividends, exempt-interest dividends, and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

CALIFORNIA MUNICIPAL FUND, NEW YORK MUNICIPAL FUND AND NATIONAL MUNICIPAL FUND

         The California Municipal Fund, New York Municipal Fund and National Municipal Fund intend to qualify to pay "exempt-interest dividends," as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in section 103(a) of the Code. These Funds' policy is to pay in each taxable year exempt-interest dividends equal to at least 90% of each such Fund's interest from tax-exempt obligations net of certain deductions. Except as discussed below, exempt-interest dividends will be exempt from regular federal income tax.

         Although exempt-interest dividends may be excluded from a shareholder's gross income for federal income tax purposes, a portion of the exempt-interest dividends may be a specific preference item for purposes of determining the shareholder's liability (if any) under the federal individual and corporate alternative minimum tax provisions of the Code. Exempt-interest dividends will constitute a specific preference item for purposes of the federal alternative minimum tax to the extent that such dividends are derived from certain types of private activity bonds issued after August 7, 1986. In addition, all exempt-interest dividends will be a component of the "adjusted current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. Moreover, the receipt of dividends from the Fund may increase a foreign corporate shareholder's liability under the branch profits tax, and may also affect the federal tax liability of certain Subchapter S corporations and insurance companies. Furthermore, the receipt of exempt-interest dividends may be a factor in determining the extent to which as shareholder's Social Security benefits are taxable.

         The exemption of interest income for regular federal income tax purposes may not result in similar exemptions under state and local tax law. In general, a state exempts from state income tax only interest earned on obligations issued by that state or its political subdivisions and instrumentalities.

         Interest on indebtedness incurred by a shareholder to purchase or carry a Fund's shares is not deductible for federal income tax purposes if such Fund distributes exempt-interest dividends during the shareholder's taxable year.

BACKUP WITHHOLDING

         The Funds may be required to withhold U.S. federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends (other than exempt-interest dividends) if (i) the payee fails to furnish a Fund with the payee's correct taxpayer identification number, (ii) the IRS notifies a Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding.

         Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership of shares in any of the Funds.

                              SHAREHOLDER SERVICES

         The following supplements the information regarding shareholder services set forth in the Company's Prospectus relating to the Funds:

EXCHANGE PRIVILEGE

         Shares of each class of any Fund of the Company may be exchanged for shares of the same class of any of the other Funds of the Company provided that, with respect to Select Shares, a shareholder exchanges shares with a value of at least $50,000. Exchange requests with respect to Select Shares should be sent to The OFFIT Investment Fund, Inc., c/o PFPC Inc. P.O. Box 8701, Wilmington, DE 19809. Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange, a shareholder should consider the investment objective of the Fund or portfolio to be purchased. Exchange requests may be made either by mail or telephone. Telephone exchanges (referred to as "expedited exchanges") will be accepted only if the certificates for the shares to be exchanged are held by the Company for the account of the shareholder and the registration of the two accounts is identical. Requests for expedited exchanges received prior to 4:00 p.m. (New York time) will be processed as of the close of business on the same day. Requests received after this time will be processed on the next business day. Expedited exchanges may, upon 60 days' notice to shareholders, also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Company and its shareholders. A Shareholder who holds Advisor Shares should consult his/her Shareholder Servicing Agent to determine the availability of and terms and conditions imposed on exchanges with the other Funds and portfolios of the Company.

         For federal income tax purposes, an exchange between Funds of the Company is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to those of the Company, an exchange between a series of a fund was deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Funds or portfolios; shareholders may want to consult their tax advisers for further information in this regard. The exchange privilege maybe modified or terminated at any time.

TRANSFER OF SHARES

         Shareholders may transfer shares of the Company's Funds to another person by written request to The OFFIT Investment Fund, Inc. at the address noted above. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Fund Shares" in the Prospectus. As in the case of redemptions, the written request must be received in good order before any transfer can be made.


                               GENERAL INFORMATION

CODE OF ETHICS

         The Adviser, the Distributor and the Board of Directors have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes significantly restrict the personal investing activities of persons with access to information about recent portfolio transactions. Among other provisions, the Codes require that such persons with access to information about the purchase or sale of portfolio securities obtain preclearance before executing personal trades.

CAPITAL STOCK

         All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting a Fund and all additional investment portfolios, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Company, any other single Fund (e.g., approval of Advisory Agreements) or any single class of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund, or of the class of shares of the Fund, if a class vote is required, are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund or of the class of shares of the Fund, if a class vote is required. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         Each share of each class of a Fund of the Company is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Company's Board of Directors. In the event of the liquidation or dissolution of the Company, shares of a class of a Fund are entitled to receive the assets allocable to that class of shares of such Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution. It is anticipated that expenses incurred by each class of shares of each Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

CERTAIN OWNERS OF SHARES OF THE COMPANY

         As of April 4, 2002, to the knowledge of the Administrator, the Officers and the Directors of the Company, as a group, own less than 1% of the outstanding voting shares of each Fund. As of April 4, 2002, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Funds of the Company:


                                                         NAME AND ADDRESS OF
FUND                                                       BENEFICIAL OWNER                              PERCENTAGE
- ----                                                       ----------------                              ----------
High Yield (MSD&T Shares)                     Mercantile Safe Deposit & Trust Co.                        80.29%(1)
                                              Mutual Fund Administration
                                              Two Hopkins Plaza, 4th Floor
                                              Baltimore, MD 21201

                                              MSD&T Total Return Bond Fund                               15.11%
                                              Mutual Fund Administration
                                              Two Hopkins Plaza, 4th Floor
                                              Baltimore, MD 21201

High Yield (Advisor Shares)                   Bear Stearns Securities Corp.                               5.16%(2)
                                              1 Metrotech Center North
                                              Brooklyn, NY 11201

                                              Wachovia Securities INC.                                    6.80%(2)
                                              PO BOX 1220
                                              Charlotte NC 28201-1220

Emerging Markets Bond (Select Shares)         OFFITBANK                                                  15.28%(2)
                                              520 Madison Ave.
                                              New York, NY 10022-4213

Emerging Markets Bond (Advisor Shares)        National Investor Services Corp.                           91.54%(1)(2)
                                              55 Water St.
                                              New York, NY 10041-3299

                                              National Financial Services LLC                             8.46%(2)
                                              200 Liberty St.
                                              One World Financial Center
                                              New York, NY 10281




                                       69






Total Return Fund                             Wachovia Bank NA                                           38.24%(1)(2)
                                              301 N Church St. PO Box 3073
                                              Winston Salem, NC 27150

                                              OFFITBANK                                                   8.52%(2)
                                              520 Madison Ave.
                                              New York, NY 10022-4213

                                              First Union National Bank                                   6.27%(2)
                                              1525 West Harris Blvd.
                                              Charlotte, NC 28288-1151



U.S. Government Securities (Select            Wachovia Bank NA                                           19.61%(2)
Shares)                                       301 N Church St. PO Box 3073
                                              Winston Salem, NC 27150

                                              Union Theological Seminary                                 13.10%
                                              3041 Broadway
                                              New York, NY 10027

                                              Tanaka Memorial Foundation Inc.                            12.79%
                                              237 Park Ave., 21st Floor
                                              New York, NY 10017

                                              Mark S. Siegel                                              6.31%
                                              c/o OFFITBANK
                                              520 Madison Ave.
                                              New York, NY 10022-4213
                                                                                                          5.43%
                                              The Tech Museum of Innovation
                                              145 W San Carlos
                                              San Jose CA 95113


Mortgage Securities (Advisor Shares)          First Clearing Corp.                                         100%(1)(2)
                                              Riverfront Plaza West Tower
                                              901 East Byrd St.
                                              Richmond, VA 23219

Mortgage Securities (Select Shares)           Solidago Foundation INC                                    12.70%
                                              25 Main St. Suite 439
                                              Northampton, MA 01060

                                              The Episcopal Foundation of Texas                           5.51%
                                              3203 West Alabama
                                              Houston, TX 77098

                                       70

California Municipal (Select Shares)          OFFITBANK
                                              520 Madison Ave.                                           45.20%(1)(2)
                                              New York, NY 10022-4213


                                              Mathilde M. Notaras                                         5.69%
                                              c/o OFFITBANK
                                              520 Madison Ave.
                                              New York, NY 10022-4213


New York Municipal (Select Shares)            OFFITBANK                                                  10.44%(2)
                                              520 Madison Ave.
                                              New York, NY 10022-4213

                                              REHO & CO                                                   5.11%
                                              PO Box 1377
                                              Buffalo, NY 14240

National Municipal (Select Shares)            OFFITBANK                                                  15.64%(2)
                                              520 Madison Ave.
                                              New York, NY 10022-4213

                                              Wachovia Bank NA                                            5.51%(2)
                                              301 N Church St. PO Box 3073
                                              Winston Salem, NC 27150

National Municipal (Advisor Shares)           First Clearing Corp.                                         100%(1)(2)
                                              Riverfront Plaza West Tower
                                              901 East Byrd St.
                                              Richmond, VA 23219



(1) Accountholder may be deemed to have "control" as defined under the Securities Act of 1933.


(2) As a result of the voting and disposition authority granted to the Adviser in management agreements with clients who are invested in the Funds, the Adviser was the beneficial owner (as defined for purposes of the Securities Exchange Act of 1934, as amended) in the amounts noted above (2) as of April 4, 2002.




OTHER INFORMATION

         The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or in this Statement of Additional Information regarding the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.



                              FINANCIAL INFORMATION

     The audited financial statements and financial highlights for the Company and the notes thereto appearing in the most current fiscal year Annual Report to Shareholders are incorporated in this Statement of Additional Information by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements and financial highlights included in the Annual Report have been audited by the Company's independent auditors for the fiscal year ended December 31, 2001, KPMG LLP, whose report thereon dated February 19, 2002, is also incorporated by reference. The financial statements for the fiscal year ended December 31, 2000 were audited by the Company's prior independent auditors, Ernst & Young LLP, whose report thereon dated February 6, 2001 is incorporated by reference. Additional copies of the Annual Report may be obtained at no charge by telephoning the Company at (800) 618-9510.

                        ---------------------------------
                              OFFIT HIGH YIELD FUND
                        OFFIT EMERGING MARKETS BOND FUND
                         OFFIT LATIN AMERICA EQUITY FUND
                          OFFIT NEW YORK MUNICIPAL FUND
                         OFFIT CALIFORNIA MUNICIPAL FUND
                          OFFIT NATIONAL MUNICIPAL FUND
                      OFFIT U.S. GOVERNMENT SECURITIES FUND
                         OFFIT MORTGAGE SECURITIES FUND
                             OFFIT TOTAL RETURN FUND
                        ---------------------------------


                                 ANNUAL REPORT
                               December 31, 2001

                         THE OFFIT INVESTMENT FUND, INC.

                                      OFFIT
                               PRESIDENT'S LETTER

- ------------------------------------------------------------------------------

We are pleased to provide you with the Annual Report of The OFFIT Investment Fund, Inc. for the year 2001. As of December 31, 2001 the Funds various investment portfolios have assets in excess of $1.24 billion.

The specific results of the respective Funds, along with an investment and market commentary from each portfolio manager are part of this Annual Report. As always, we have tried to make each market commentary informative, and I hope that you will find them helpful.

We value your investment in the OFFIT Funds and welcome any questions or comments you may have.

Sincerely,




[GRAPHIC OMITTED]

F. Daniel Prickett

                                      OFFIT
                                 HIGH YIELD FUND

- ------------------------------------------------------------------------------

The Fund's total return for the second half of 2001 after all fees and expenses was -0.86%, bringing its full year return to 4.14%. While incurring nominal losses during the second half, the Fund materially outperformed the Lipper High Current Yield Fund Average return of 1.61% for the full year. Any discussion of performance must acknowledge the impact of the immense tragedy of September 11. Prior to September 11, better-quality high yield, the focus of our style, was well on its way to earning a respectable return for the year, even in the weaker economy. After the attack, year-to-date returns were wiped out as security prices fell in a vacuum. Upper-tier portfolios have, however, managed to outperform the lower tiers of high yield and the equity market. The December 31, 2001 net asset value of $7.48 (after the $.01 year-end distribution) was 6% lower than the $7.92 prior year value. The net assets of the Fund at year-end were $811.7 million and the 30-day SEC yield was 11.08%.

Markets stabilized early in the fourth quarter and then rallied strongly as the quarter progressed. The favorable performance of the bond market was aided by strong technical factors, notably the increased flow into bond mutual funds. As of November, net flows in to taxable bond funds topped $75 billion. While high yield mutual fund flows were negative in the third quarter, they were up $2.7 billion in the last quarter, bringing the full year total to $10 billion. Additionally, several major institutions, including CALPERS, have instituted new mandates to high yield, reaffirming the asset class and its relative value in the market. Including the $1.5 billion CALPERS mandate, over $5 billion in new pension fund assets are now scheduled to be invested in high yield.

New issues of domestic high yield totaled $77 billion, or about twice the issuance of last year. However, most of this supply came in the first half of the year, which contributed to the technical strength in the fourth quarter. Over 39% of these new issues were rated double-B, as demand for lower-rated securities all but disappeared. Other supply entering the high yield market this year included about $43 billion of `fallen-angel' debt, as a large number of high grade credits slid into the high yield universe.

Average high yield market spreads of 750 basis points for cash-pay securities are still wide on a historical basis even though they tightened about 150 basis points over the year. At year-end with the ten-year Treasury yield at about 5%, double-B's were 400 basis points over and single-B's about 650 over. Taking the distressed part of the market out of the averages still results in spreads of approximately 500 basis points and absolute yields of at least 10%.

In recent years, high yield performance has been mostly dependent on a few volatile sectors, such as telecom, and also on the direction of funds flow. Today, however, the near-term outlook for high yield is more closely tied to that for the overall economy. It is difficult to say whether this recession will end soon. Even if it does, in high yield we are not willing to bet on a rapid recovery. Most sectors of the economy still have excess capacity and will not require new investment in the near future. Housing and autos, traditionally the most cyclical sectors, have not slowed much and therefore have little potential to grow quickly. Although wages have held up, unemployment is rising rapidly, which should keep consumer spending growth at low levels. In this environment, we would expect better-quality high yield to perform well but the mid- and lower-quality sectors to be volatile and inconsistent.

In line with our moderately cautious view on the economy and the high yield sector, we expect to further upgrade the portfolio until we see concrete signs of fundamental improvement. Currently, 45% of the Fund is rated BB- or better and 62% is rated B+ or better. The double-B or better holdings increased by almost 5% over this year while the B+ or better slipped slightly. This more conservative mix should limit the downside if the economy continues to deteriorate and also provide solid returns in a recovery. The Fund has, however, suffered several disappointments this year as twelve issues defaulted and a number of securities became distressed. For the full year, defaults in the market were just above 10%. Moody's Investors Service projects that defaults will peak around 11% on a trailing 12-month basis during the early part of this year. Defaults are normally a lagging indicator of market condition, so a first-quarter peak would square with the recovery in bond prices that started in the fourth quarter.

Several noteworthy developments occurred during the second half that affected the portfolio. Pharmerica notes were put back to the Company at a premium upon the merger of Pharmerica's parent, Bergen Brunswig, with Amerisource. Playtex Products notes were called at a premium upon the refinancing of the Company's balance sheet with longer-term debt. Tenet Healthcare notes were sold at a premium ahead of the full call of the issue. Great Central Mines securities appreciated on news of a merger with a financially stronger company. On the negative credit side, the Wireline

                                      OFFIT
                                 HIGH YIELD FUND

- ------------------------------------------------------------------------------

Telecommunications industry continued to suffer from fiber oversupply and increased competition. Lower than anticipated revenue growth and a pullback in lending negatively affected European cable companies. Since the September 11 tragedy, the Airline industry was also impacted by the public's reluctance to fly.

We continue to focus on the better-quality sector of the high yield market and have made a conscious effort to maintain a higher-quality diversified portfolio. The Fund is well diversified, with over 140 issues. We upgraded and consolidated the portfolio during the second half by eliminating 35 issues on a net basis. Several core holdings trading at tight spreads were also sold or tendered, including Columbia/HCA Healthcare, Repap New Brunswick, and as mentioned above, Tenet Healthcare. We also added to some of our higher-quality core positions at attractive prices including Edison Mission, Sun International Hotels, and World Color Press. We continue to believe that better quality high yield credits will outperform other fixed income alternatives over time.



J. William Charlton                                             Thomas M. Dzwil
Joseph L. Mirsky


January 19, 2002

                                      OFFIT
                                 HIGH YIELD FUND

- ------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFIT High Yield Fund (including its predecessor partnership as discussed below) at January 1, 1988 and held through December 31, 2001 as well as the performance of the Merrill Lynch All High Yield Bond Index and the Lipper High Current Yield Fund Average over the same period. Past performance is not predictive of future performance.


[GRAPHIC OMITTED]


        AVERAGE ANNUAL TOTAL RETURN           ONE YEAR     FIVE YEARS     TEN YEARS
- ------------------------------------------   ----------   ------------   -----------
OFFIT High Yield Fund -- Select Shares*          4.14%         3.36%         8.96%
OFFIT High Yield Fund -- MSD&T Shares*           3.80%        N/A            N/A
OFFIT High Yield Fund -- Advisor Shares*         4.02%        N/A            N/A
Merrill Lynch All High Yield Bond Index          6.20%         3.95%         8.26%
Lipper High Current Yield Fund Average           1.61%         1.64%         6.81%

The performance information for the period January 1, 1988 through March 1, 1994 reflects the performance of The Senior Securities Fund, L.P. (the "Partnership"), the predecessor limited partnership to the Fund. As a registered investment company, the Fund is subject to certain restriction under the Investment Company Act and the Internal Revenue Code to which the Partnership was not subject. Had the Partnership been registered under the Act and subject to the Code, its performance may have been adversely affected.

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                      OFFIT
                                 HIGH YIELD FUND

- ------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001


                                                                                     SHARES OR
                                                                                     PRINCIPAL              MARKET
                                                                                       AMOUNT               VALUE
                                                                               ---------------------   ---------------
CORPORATE BONDS (89.6%)
 AUTOMOTIVE (2.6%)
  Dana Corp. Sr Notes, 9.00%, 08/15/11 .....................................   $ 5,000,000(1)           $  4,600,000
  Exide Corp. Sr Notes, 10.00%, 04/15/05 ...................................     8,000,000                 2,400,000
  Federal-Mogul Corp. Notes, 7.875%, 07/01/10 ..............................    10,500,000(5)              1,365,000
  Hayes Lemmerz International Inc. Sr Sub Notes, 9.125%, 07/15/07 ..........     9,000,000(5)                495,000
  Lear Corp. Sr Notes, 8.11%, 05/15/09 .....................................    12,000,000                12,067,920
                                                                                                        ------------
                                                                                                          20,927,920
                                                                                                        ------------
 BROADCAST/MEDIA (4.4%)
  Granite Broadcasting Corp. Sr Sub Notes, 8.875%, 05/15/08 ................     5,800,000                 4,756,000
  Granite Broadcasting Corp. Sr Sub Notes, 10.375%, 05/15/05 ...............     5,000,000                 4,400,000
  MDC Communications Inc. Sr Sub Notes, 10.50%, 12/01/06 ...................     4,750,000                 3,087,500
  Quebecor Media Inc. Sr Notes, 11.125%, 07/15/11 ..........................     7,000,000                 7,455,000
  Sinclair Broadcasting Group Inc. Sr Sub Notes, 10.00%, 09/30/05 ..........     7,000,000                 7,210,000
  World Color Press Sr Sub Notes, 8.375%, 11/15/08 .........................     9,000,000                 9,191,250
                                                                                                        ------------
                                                                                                          36,099,750
                                                                                                        ------------
 CABLE (7.8%)
  Adelphia Communications Corp. Sr Notes, 8.375%, 02/01/08 .................    10,000,000                 9,350,000
  Adelphia Communications Corp. Sr Notes, 9.50%, 02/15/04 ..................     1,252,911(6)              1,202,795
  Adelphia Communications Corp. Sr Notes, 9.875%, 03/01/07 .................     7,500,000                 7,387,500
  Charter Communications Holdings Sr Notes, 8.625%, 04/01/09 ...............    10,500,000                10,080,000
  Charter Communications Holdings Sr Notes, 11.125%, 01/15/11 ..............     5,000,000                 5,287,500
  Diamond Cable Communications PLC Sr Discount Notes, 11.75%, 12/15/05 .....     8,500,000(2)              2,210,000
  Mediacom LLC Capital Sr Notes, 9.50%, 01/15/13 ...........................     8,000,000                 8,320,000
  NTL Inc. Sr Notes, 0/9.75%, 04/01/08 .....................................    15,000,000(2)              4,200,000
  Telewest Communications PLC Sr Discount Debs., 11.00%, 10/01/07 ..........    12,000,000                 8,580,000
  Telewest Communications PLC Sr Discount Notes, 0/9.875%, 04/15/09 ........     8,000,000(b)(2)           5,006,621
  United Pan-Europe Communications Sr Notes, 10.875%, 08/01/09 .............     9,000,000                 1,530,000
                                                                                                        ------------
                                                                                                          63,154,416
                                                                                                        ------------
 CHEMICAL (3.0%)
  Borden Chemicals & Plastics Sr Notes, 9.50%, 05/01/05 ....................    15,000,000(5)              1,500,000
  Lyondell Chemical Co. Sr Secured Notes, 9.875%, 05/01/07 .................    10,000,000                10,050,000
  Millenium America Inc. Sr Notes, 9.25%, 06/15/08 .........................     5,000,000(1)              5,150,000
  Terra Industries Inc. Sr Notes, 10.50%, 06/15/05 .........................    10,000,000                 7,700,000
                                                                                                        ------------
                                                                                                          24,400,000
                                                                                                        ------------
 CONSUMER GROUPS (7.1%)
  CHS Electronics Inc. Sr Notes, 9.875%, 04/15/05 ..........................     4,500,000(5)                 90,000
  Fedders N.A. Sr Sub Notes, 9.375%, 08/15/07 ..............................     7,500,000                 5,400,000
  Fisher Scientific International Inc. Sr Sub Notes, 9.00%, 02/01/08 .......     6,000,000                 6,180,000
  Fruit of The Loom Sr Notes, 8.875%, 04/15/06 .............................     8,000,000(5)                600,000
  Nash Finch Co. Sr Sub Notes, 8.50%, 05/01/08 .............................     4,500,000                 4,387,500
  Playtex Products Inc. Sr Sub Notes, 9.375%, 06/01/11 .....................     5,500,000                 5,775,000
  Premium Standard Farms Sr Notes, 9.25%, 06/15/11 .........................     5,000,000                 5,112,500
  Protection One Alarm Sr Notes, 7.375%, 08/15/05 ..........................     6,000,000                 4,950,000
  Revlon Consumer Products Sr Sub Notes, 8.625%, 02/01/08 ..................     5,000,000                 2,100,000
  Service Corp. International Notes, 6.00%, 12/15/05 .......................     6,000,000                 5,280,000
  Service Corp. International Notes, 6.875%, 10/01/07 ......................     2,900,000                 2,631,750
  Six Flags Inc. Sr Notes, 9.50%, 02/01/09 .................................     5,000,000                 5,062,500
  Tricon Global Restaurants Sr Notes, 7.65%, 05/15/08 ......................     6,500,000                 6,532,500
  United Artists Theatre Pass Through Certificates, 9.30%, 07/01/15 ........     4,332,635                 3,596,087
                                                                                                        ------------
                                                                                                          57,697,837
                                                                                                        ------------


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                                 HIGH YIELD FUND

- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                                DECEMBER 31, 2001


                                                                                     SHARES OR
                                                                                     PRINCIPAL            MARKET
                                                                                      AMOUNT              VALUE
                                                                                ------------------   ---------------
CORPORATE BONDS (CONTINUED)
 FINANCIAL SERVICES/INSURANCE (1.7%)
  Conseco Inc. Notes, 8.75%, 02/09/04 .......................................     $  4,250,000        $  1,997,500
  Presidential Life Corp. Sr Notes, 7.875%, 02/15/09 ........................        7,250,000           6,743,225
  Willis Corroon Corp. Sr Sub Notes, 9.00%, 02/01/09 ........................        5,000,000           5,150,000
                                                                                                      ------------
                                                                                                        13,890,725
                                                                                                      ------------
 FOREST & PAPER PRODUCTS (2.2%)
  Doman Industries Ltd. Sr Notes, 9.25%, 11/15/07 ...........................        8,000,000           1,520,000
  Maxxam Group Holdings Inc. Sr Notes, 12.00%, 08/01/03 .....................        4,200,000           3,570,000
  Stone Container Finance Corp. Sr Notes, 11.50%, 08/15/06 ..................        8,000,000(1)        8,640,000
  U.S. Timberlands Finance Corp. Sr Notes, 9.625%, 11/15/07 .................        6,500,000           4,355,000
                                                                                                      ------------
                                                                                                        18,085,000
                                                                                                      ------------
 GENERAL INDUSTRIES/MANUFACTURING (5.0%)
  Allied Waste North America Sr Notes, 7.625%, 01/01/06 .....................        7,000,000           6,895,000
  Allied Waste North America Sr Sub Notes, 10.00%, 08/01/09 .................        5,000,000           5,150,000
  Owens Illinois Inc. Sr Notes, 7.850%, 05/15/04 ............................        6,500,000           6,240,000
  Sequa Corp. Sr Notes, 9.00%, 08/01/09 .....................................        9,000,000           8,280,000
  Wesco Distribution Inc. Sr Sub Notes, 9.125%, 06/01/08 ....................        5,000,000           4,675,000
  Westpoint Stevens Inc. Sr Notes, 7.875%, 06/15/08 .........................        4,500,000           1,440,000
  Williams Scotsman Inc. Sr Notes, 9.875%, 06/01/07 .........................        8,000,000           7,940,000
                                                                                                      ------------
                                                                                                        40,620,000
                                                                                                      ------------
 HEALTH CARE (1.9%)
  Conmed Corp. Sr Sub Notes, 9.00%, 03/15/08 ................................        8,500,000           8,585,000
  Genesis Health Ventures Sr Sub Notes, 9.875%, 01/15/09 ....................        7,500,000(5)          573,000
  Medaphis Corp. Sr Notes, 9.50%, 02/15/05 ..................................        6,500,000           5,980,000
                                                                                                      ------------
                                                                                                        15,138,000
                                                                                                      ------------
 HOTELS & GAMING (8.5%)
  Extended Stay America Sr Sub Notes, 9.875%, 06/15/11 ......................        3,500,000           3,570,000
  Felcor Lodging L.P. Sr Notes, 9.50%, 09/15/08 .............................        5,000,000           5,000,000
  Felcor Suites L.P. Sr Notes, 7.625%, 10/01/07 .............................       10,000,000           9,400,000
  HMH Properties Sr Notes, 7.875%, 08/01/08 .................................       10,000,000           9,200,000
  John Q. Hammons Hotels L.P. First Mtg. Notes, 8.875%, 02/15/04 ............        9,000,000           8,730,000
  John Q. Hammons Hotels L.P. First Mtg. Notes, 9.75%, 10/01/05 .............        7,000,000           6,790,000
  Meristar Hospitality Corp. Sr Notes, 9.00%, 01/15/08 ......................        5,000,000           4,725,000
  Prime Hospitality Corp. Sr Sub Notes, 9.75%, 04/01/07 .....................        6,000,000           6,060,000
  Sun International Hotels Ltd. Sr Sub Notes, 8.875%, 08/15/11 ..............        2,000,000           1,900,000
  Sun International Hotels Ltd. Sr Sub Notes, 9.00%, 03/15/07 ...............        8,500,000           8,330,000
  Trump Atlantic City First Mtg. Notes, 11.25%, 05/01/06 ....................        4,000,000(5)        2,540,000
  Trump Atlantic City First Mtg. Notes II, 11.25%, 05/01/06 .................        5,000,000(5)        3,175,000
                                                                                                      ------------
                                                                                                        69,420,000
                                                                                                      ------------
 METALS & MINING (7.0%)
  AK Steel Corp. Sr Notes, 9.125%, 12/15/06 .................................        5,000,000           5,131,250
  Armco Inc. Sr Notes, 9.00%, 09/15/07 ......................................        8,000,000           8,120,000
  Centaur Mining Exploration Sr Secured Notes, 11.00%, 12/01/07 .............        7,500,000(5)          375,000
  EES Coke Battery Co. Inc. Series B Sr Secured Notes, 9.382%, 04/15/07 .....        5,750,000(1)        3,450,000
  Freeport McMoran C&G Debs., 7.20%, 11/15/26 ...............................        8,500,000           7,522,500
  Glencore Nickel Pty Ltd. Sr Secured Bonds, 9.00%, 12/01/14 ................       16,000,000           9,760,000
  Great Central Mines Ltd. Sr Notes, 8.875%, 04/01/08 .......................        9,000,000           8,865,000
  Kaiser Aluminum & Chemical Corp. Sr Notes, 9.875%, 02/15/02 ...............        3,000,000           2,996,250
  Kaiser Aluminum & Chemical Corp. Sr Notes, 10.875%, 10/15/06 ..............        5,000,000           4,600,000
  National Steel Corp. First Mtg. Bonds, 8.375%, 08/01/06 ...................        9,235,000           3,509,300


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                                 HIGH YIELD FUND

- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                                DECEMBER 31, 2001


                                                                                      SHARES OR
                                                                                      PRINCIPAL              MARKET
                                                                                       AMOUNT                 VALUE
                                                                              ------------------------   --------------
CORPORATE BONDS (CONTINUED)
 METALS & MINING (CONTINUED)
  Wheeling-Pittsburgh Corp. Sr Notes, 9.25%, 11/15/07 .....................       $  10,000,000(5)        $    287,500
  WHX Corp. Sr Notes, 10.50%, 04/15/05 ....................................           4,000,000              1,960,000
                                                                                                          ------------
                                                                                                            56,576,800
                                                                                                          ------------
 OIL/GAS (8.1%)
  Clark R&M Inc. Sr Notes, 8.625%, 08/15/08 ...............................           4,500,000              3,870,000
  Clark R&M Inc. Sr Sub Notes, 8.875%, 11/15/07 ...........................          12,000,000              9,600,000
  Crown Central Petroleum Corp. Sr Notes, 10.875%, 02/01/05 ...............           2,400,000              1,848,000
  Frontier Oil Corp. Sr Notes, 9.125%, 02/15/06 ...........................           4,000,000              4,100,000
  Frontier Oil Corp. Sr Notes, 11.75%, 11/15/09 ...........................           5,500,000              5,857,500
  Giant Industries Services Inc. Sr Sub Notes, 9.00%, 09/01/07 ............          10,000,000              9,500,000
  Hvide Marine Term Loan A, 5.18%, 03/10/10 ...............................           2,094,537(3)(4)        2,086,683
  Hvide Marine Term Loan B, 5.68%, 03/10/10 ...............................             985,270(3)(4)          981,576
  Hvide Marine Term Loan C, 6.18%, 03/10/10 ...............................           3,120,021(3)(4)        3,108,321
  KCS Energy Inc. Sr Notes, 11.00%, 01/15/03 ..............................           6,600,000              6,600,000
  Newpark Resources Inc. Sr Sub Notes, 8.625%, 12/15/07 ...................          10,000,000              9,300,000
  Nuevo Energy Co. Sr Sub Notes, 9.50%, 06/01/08 ..........................           5,000,000              4,662,500
  SESI L.L.C. Sr Notes, 8.875%, 05/15/11 ..................................           4,500,000              4,297,500
                                                                                                          ------------
                                                                                                            65,812,080
                                                                                                          ------------
 REAL ESTATE (6.0%)
  CB Richard Ellis Sr Sub Notes, 11.25%, 06/15/11 .........................          10,000,000              8,500,000
  Developers Diversified Realty Sr Notes, 7.50%, 07/15/18 .................           7,500,000              6,123,825
  Forest City Enterprises Sr Notes, 8.50%, 03/15/08 .......................           5,000,000              5,025,000
  Healthcare Realty Trust Sr Notes, 8.125%, 05/01/11 ......................           5,000,000              4,999,400
  LNR Property Corp. Sr Sub Notes, 10.50%, 01/15/09 .......................           8,500,000              8,755,000
  Tanger Properties L.P. Sr Notes, 7.875%, 10/24/04 .......................          10,500,000             10,379,250
  Tanger Properties L.P. Sr Notes, 9.125%, 02/15/08 .......................           5,000,000              4,694,400
                                                                                                          ------------
                                                                                                            48,476,875
                                                                                                          ------------
 RETAIL (3.2%)
  G&G Retail Inc. Sr Notes, 11.00%, 05/15/06 ..............................           2,500,000              1,750,000
  Ingles Markets Inc. Sr Sub Notes, 8.875%, 12/01/11 ......................           3,000,000(1)           2,940,000
  Office Depot Inc. Sr Sub Notes, 10.00%, 07/15/08 ........................           5,000,000              5,425,000
  Saks Inc. Notes, 9.875%, 10/01/11 .......................................           4,250,000(1)           4,080,000
  The Pep Boys-Manny Moe & Jack Medium Term Notes, 6.75%, 03/10/04 ........           8,000,000              7,600,000
  Zale Corp. Sr Notes, 8.50%, 10/01/07 ....................................           5,000,000              4,600,000
                                                                                                          ------------
                                                                                                            26,395,000
                                                                                                          ------------
 TELECOMMUNICATIONS -- WIRELESS (5.1%)
  Centennial Cellular Sr Sub Notes, 10.75%, 12/15/08 ......................           8,000,000              6,960,000
  Millicom International Cellular Sr Discount Notes, 13.50%, 06/01/06 .....          11,000,000              7,260,000
  Nextel Communications Sr Discount Notes, 0/9.95%, 02/15/08 ..............           5,000,000(2)           3,425,000
  Nextel Communications Sr Discount Notes, 0/10.65%, 09/15/07 .............          13,000,000(2)           9,815,000
  Rogers Cantel Inc. Sr Secured Debs., 9.375%, 06/01/08 ...................           3,500,000              3,622,500
  Rogers Cantel Inc. Sr Secured Notes, 8.30%, 10/01/07 ....................           4,000,000              3,960,000
  Rogers Cantel Inc. Sr Sub Notes, 8.80%, 10/01/07 ........................           6,500,000              6,370,000
                                                                                                          ------------
                                                                                                            41,412,500
                                                                                                          ------------
 TELECOMMUNICATIONS -- WIRELINE (3.3%)
  Alaska Communications Sr Sub Notes, 9.375%, 05/15/09 ....................           8,000,000              7,960,000
  Call Net Enterprises Sr Discount Notes, 0/8.94%, 08/15/08 ...............           7,500,000(2)           2,250,000
  Flag Limited Sr Notes, 8.25%, 01/30/08 ..................................          10,000,000              7,000,000
  Flag Telecom Holdings Ltd. Sr Notes, 11.625%, 03/30/10 ..................           8,000,000              3,360,000


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                                 HIGH YIELD FUND

- ------------------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                              DECEMBER 31, 2001


                                                                                               SHARES OR
                                                                                               PRINCIPAL              MARKET
                                                                                                AMOUNT                VALUE
                                                                                            --------------         ------------

CORPORATE BONDS (CONTINUED)
 TELECOMMUNICATIONS -- WIRELINE (CONTINUED)
  Global Crossing Holdings Ltd. Sr Notes, 9.125%, 11/15/06 .............................    $ 7,150,000(5)          $    929,500
  McLeod USA Inc. Sr Notes, 11.375%, 01/01/09 ..........................................      5,000,000(5)             1,150,000
  Metromedia Fiber Network Sr Notes, 10.00%, 12/15/09 ..................................      5,000,000                1,450,000
  Nextlink Communications Sr Notes, 10.75%, 11/15/08 ...................................      5,000,000(5)               600,000
  Williams Communications Group Inc. Sr Notes, 10.875%, 10/01/09 .......................      5,000,000                2,050,000
                                                                                                                    ------------
                                                                                                                      26,749,500
                                                                                                                    ------------
 TRANSPORTATION (6.0%)
  Eurotunnel Finance Tier 2, 5.28%, 12/31/18 ...........................................     27,471,640(a)(4)         19,568,089
  Eurotunnel Finance Tier 2, 7.03%, 12/31/18 ...........................................     11,000,000(b)(4)         12,807,634
  Piedmont Aviation Inc. Equipment Trust Certificates 1988 Series F, 10.15%, 03/28/03 ..      1,000,000                  650,000
  Sea Containers Ltd. Sr Notes, 7.875%, 02/15/08 .......................................      6,500,000                3,380,000
  Stena AB Sr Notes, 10.50%, 12/15/05 ..................................................      5,000,000                5,050,000
  U.S. Air Inc. Equipment Trust Certificates, 1988 Series B, 10.00%, 01/15/02 ..........      1,334,000                  867,100
  U.S. Air Inc. Equipment Trust Certificates, 1990 Series A, 11.20%, 03/19/05 ..........      2,367,612                1,538,948
  U.S. Air Inc. Equipment Trust Certificates, 1990 Series B, 10.33%, 06/27/02 ..........        803,000                  521,950
  U.S. Air Inc. Equipment Trust Certificates, 1990 Series D, 10.43%, 06/27/04 ..........      1,014,000                  659,100
  U.S. Air Inc. Equipment Trust Pass Through Certificates, 9.625%, 09/01/03 ............      6,000,000                3,900,000
                                                                                                                    ------------
                                                                                                                      48,942,821
                                                                                                                    ------------
 UTILITIES (6.7%)
  AES Corp. Sr Notes, 8.00%, 12/31/08 ..................................................      2,042,000                1,715,280
  AES Corp. Sr Sub Notes, 8.50%, 11/01/07 ..............................................     12,000,000                9,720,000
  AES Eastern Energy Pass Through Certificates, 9.00%, 01/02/17 ........................      8,000,000                7,579,440
  Caithness Coso Funding Corp. Sr Secured Notes, 9.05%, 12/15/09 .......................      9,500,000                9,690,000
  Calpine Corp. Sr Notes, 8.50%, 02/15/11 ..............................................      2,500,000                2,225,000
  Cedar Brakes II L.L.C. Series A Sr Secured Bonds, 9.875%, 09/01/13 ...................      4,500,000(1)             4,509,000
  Edison Mission Energy Sr Notes, 9.875%, 04/15/11 .....................................      8,500,000                8,670,000
  Edison Mission Energy Sr Notes, 10.00%, 08/15/08 .....................................      1,500,000                1,530,000
  Southern California Edison First Mtg Notes, 6.90%, 10/01/18 ..........................      2,750,000                2,502,500
  Tucson Electric Power Co., Springerville Unit 1, 10.211%, 01/01/09 ...................      5,482,296                5,591,943
                                                                                                                    ------------
                                                                                                                      53,733,163
                                                                                                                    ------------
  TOTAL CORPORATE BONDS (COST $902,638,800).............................................                             727,532,387
                                                                                                                    ------------
ASSET-BACKED SECURITIES (1.9%)
 REAL ESTATE (0.3%)
  RTC Mtg. Tr. Series 1994-C1 Class F, Mortgage Loan Backed Bonds, 8.00%, 06/25/26 .....      1,652,015                1,627,235
  RTC Mtg. Tr. Series 1994-C2 Class G, Mortgage Loan Backed Bonds, 8.00%, 04/25/25 .....      1,196,076                1,178,135
                                                                                                                    ------------
                                                                                                                       2,805,370
                                                                                                                    ------------
 STRUCTURED FINANCE (1.6%)
  Carlyle High Yield Partners Sr Sub Secured Notes Class C, 8.74%, 05/31/07 ............      8,000,000                7,680,000
  DLJ CBO Ltd. Sr Secured Fixed Rate Notes Class B, 8.345%, 04/15/11 ...................      8,500,000(1)             5,100,000
                                                                                                                    ------------
                                                                                                                      12,780,000
                                                                                                                    ------------

  TOTAL ASSET-BACKED SECURITIES (COST $18,552,083)......................................                              15,585,370
COMMON STOCKS (0.2%)                                                                                                ------------
 CONSUMER GROUPS (0.2%)
  Imperial Sugar Co. ...................................................................        190,094                1,473,229
                                                                                                                    ------------
 HEALTH CARE (0.0%)
  Genesis Health Ventures Inc. .........................................................         12,550                  269,825
  TOTAL COMMON STOCKS (COST $8,583,078).................................................                            ------------
                                                                                                                       1,743,054
                                                                                                                    ------------


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                                 HIGH YIELD FUND

- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                                DECEMBER 31, 2001


                                                                                                SHARES OR
                                                                                                PRINCIPAL          MARKET
                                                                                                 AMOUNT            VALUE
                                                                                           ------------------ ---------------
PREFERRED STOCKS (2.6%)
 HEALTH CARE (1.9%)
  Fresenius Medical Capital Trust II Pfd., 7.875%, 02/01/08 ..............................      5,000,000      $  5,000,000
  Fresenius Medical Care Capital Trust Pfd., 9.00%, 12/01/06 .............................     10,000,000        10,325,000
                                                                                                               ------------
                                                                                                                 15,325,000
                                                                                                               ------------
 TELECOMMUNICATIONS -- WIRELESS (0.7%)
  Nextel Communications Series D, 13.00%, 07/15/09 .......................................      9,906,300(6)      5,547,528
                                                                                                               ------------
  TOTAL PREFERRED STOCKS (COST $24,487,173)...............................................                       20,872,528
                                                                                                               ------------
RIGHTS/WARRANTS (0.0%)
 RETAIL (0.0%)
  G & G Retail Holdings ..................................................................          2,500                 0
                                                                                                               ------------
 HEALTH CARE (0.0%)
  Genesis Health Ventures ................................................................         21,068           115,874
                                                                                                               ------------
  TOTAL RIGHTS/WARRANTS (COST $1,074,925).................................................                          115,874
                                                                                                               ------------
REPURCHASE AGREEMENT (4.0%)
  Bank of New York Repurchase Agreement, 1.50%, 01/02/02 (dated 12/31/01; proceeds
$32,317,993, collateralized
   by $32,000,000 Federal National Mortgage Assoc. 5.92%, due 01/03/07, valued at            $ 32,315,300        32,315,300
                                                                                                               ------------
  $32,941,938)
  TOTAL REPURCHASE AGREEMENT (COST $32,315,300)...........................................                       32,315,300
                                                                                                               ------------
MONEY MARKET FUND (0.0%)
  Bank of New York Cash Reserve ..........................................................             84                84
                                                                                                               ------------
  TOTAL MONEY MARKET FUND (COST $84)......................................................                               84
                                                                                                               ------------
  TOTAL INVESTMENTS (COST $987,651,443)(+) -- 98.3%.......................................                      798,164,597
  OTHER ASSETS IN EXCESS OF LIABILITIES 1.7% .............................................                       13,553,992
                                                                                                               ------------
  TOTAL NET ASSETS -- 100.0% .............................................................                     $811,718,589
                                                                                                               ============

- ------------
+ Represents cost for Federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:


                Unrealized appreciation .......   $    35,551,203
                Unrealized depreciation .......      (225,038,049)
                                                  ---------------
               Net unrealized depreciation . ..   $  (189,486,846)

Principal denominated in the following currencies:
(a)   Euro
(b)   British Pound
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)   Step-Up Bond.
(3)   Interest rate shown is the rate in effect at December 31, 2001.
(4)   Illiquid security.
(5)   Security in default.
(6)   Payment in kind security.


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                           EMERGING MARKETS BOND FUND

- ------------------------------------------------------------------------------

For the year ending December 31, 2001, the OFFIT Emerging Markets Bond Fund produced a total return of 3.00%. For the same time period, our composite index (50% J.P. Morgan Emerging Markets Bond Index Plus and 50% J.P. Morgan Latin Eurobond Index) returned -7.20%. We outperformed our index by over 10% in 2001 and since inception, where the Fund has returned 9.72% on average per annum.


We anticipate 2002 to be a robust year for emerging markets investments . . . We saw a significant recovery across most markets in the latter part of the fourth-quarter as eleven consecutive Federal Reserve easings--totaling 475 basis points--prodded markets to look beyond September 11th and anticipate a 2002 recovery. Even with the Federal Reserve's overnight rate at 40-year lows, we believe that US markets have gotten ahead of themselves on a valuation basis. While monetary and fiscal policy may inspire a second-half 2002 recovery, we expect it to be more tepid than the V-shaped recovery some observers still predict.

With average yields in excess of 13% for emerging markets debt, we anticipate 2002 to be a robust year for emerging markets fixed income as higher yielding bonds (both emerging markets and domestic high yield) benefit from further investment inflows. A rekindling of investor confidence, combined with a concern that equity markets may be ahead of themselves, should continue to drive broader fixed income asset allocations into emerging markets debt.

Relative yields are also compelling. Emerging markets yields in excess of 13% compare to US BB/BB- yields of 9%, a relative spread pick-up of 400 basis points. Similarly, US high yield corporate issuer defaults in 2001 appear to have reached 10%, while Latin American corporate issuer defaults were only 2%. Default rates remain a lagging indicator and, in fact, we expect more defaults for emerging market issuers in 2002 (driven predominantly by Argentine issuers that may be forced into default). However, outside Argentina, 2002 looks to be a strong year for emerging markets debt performance.

Fundamental Outlook . . .
Emerging markets fundamentals have continued to move in line with the global economic slowdown. In 2001, emerging markets suffered from slowing growth as well as a reduction in capital flows (foreign direct investment, bank credit and portfolio flows). With the US recession likely to end and a US rate environment that remains supportive, emerging markets growth forecasts and market technicals--in particular, investor demand for yield--should be constructive for those markets with solid fundamentals. Going into 2002, we view this to be the case particularly for Mexico and Brazil.

We continue to view Mexico as an investment-grade convergence opportunity. Crossover investors will continue to drive spread compression and total return performance for Mexican assets. Brazil, having begun to recover this past quarter as it broke away from Argentine contagion, is also poised for solid performance. Brazil nevertheless faces important presidential elections in October 2002, which should turn first-half strength into second-half vigilance.


Argentina, systemic contagion contained . . .
Emerging markets have managed, to date, to isolate Argentina and limit contagion. There are two critical issues that have furthered this decoupling. The first is fundamental. Argentina has been the best advertised of train wrecks--markets have had a full year to prepare for the events now occurring. The Brazilian currency remains the best indicator of this decoupling. Having weakened to a low last year of 2.83, the Real has recovered and held.

The second issue is technical. Argentine debt, having at one time comprised almost 24% of JP Morgan's EMBI+ index, is currently weighted at less than 3%. The drop in weight has allowed index-based investors to cut their Argentine exposure dramatically. The drop also lessened the impact of Argentina on reported performance. While Argentina was down almost 67% this year, the EMBI+ index was down only 0.8%. Furthermore, Argentine banks, pension funds, and mutual funds hold an estimated 60% of Argentine sovereign debt. These factors have helped limit the contagion.

We remain concerned about the crisis in Argentina and see a risk of further social unraveling. We will continue to monitor conditions closely, but believe that Argentina 2001 is not at all comparable to Mexico 1994, Russia 1998 or Brazil 1999 with regard to expected recovery. Recall that we have held no investments in Argentine sovereign debt for over fourteen months and currently hold just one corporate bond investment that we believe has a lasting business franchise.

                                      OFFIT
                           EMERGING MARKETS BOND FUND

- ------------------------------------------------------------------------------

Investment Strategy and Summary . . .
At year-end, the Fund had a 30-day SEC yield of 13.41% and a current yield of 11.98%. The Fund's duration was 3.41 years, and the average maturity was 5.29 years. The net asset value per share at December 31 was $8.20. The Fund remains invested solely in U.S. dollar-denominated bonds. Approximately 74% of the Fund was invested in corporate bonds, with the remainder in government bonds. At year-end, core country allocations were: Mexico, 51%; Brazil, 41%; and Argentina, 2%. The remaining 6% was held in cash and accrued interest.

The Fund's investment strategy continues to focus on dollar-denominated, emerging markets corporate bonds with a present emphasis on Latin America, but with the flexibility to invest across the emerging markets universe. Our average credit rating for the Fund remains BB-. With emerging markets investment yields above 13%, we continue to see a positive risk-reward balance and fundamental value in our investments.


Richard C. Madigan                                           Scott McKee

January 19, 2002

                                      OFFIT
                           EMERGING MARKETS BOND FUND

- ------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFIT Emerging Markets Bond Fund at the trading commencement date of March 8, 1994 and held through December 31, 2001 as well as the performance of the J.P. Morgan Latin America Eurobond Index and the J.P. Morgan Emerging Markets Bond Index+ over the same period. In addition, to provide a comparison to the overall performance of the various asset classes in which the Fund invests, the graph below includes a composite of the return of the J.P. Morgan Emerging Markets Bond Index+ and J.P. Morgan Latin America Eurobond Index and the Lipper Analytical Emerging Market Debt Index. Past performance is not predictive of future performance.

[GRAPHIC OMITTED]

                                                                                          SINCE INCEPTION
               AVERAGE ANNUAL TOTAL RETURN                    ONE YEAR      FIVE YEAR     (MARCH 8, 1994)
- ---------------------------------------------------------   ------------   -----------   -----------------
OFFIT Emerging Markets Bond Fund -- Select Shares*               3.00%         6.61%            9.72%
Composite Index: 50% J.P. Morgan Emerging Markets Bond
Index+ and 50% J.P. Morgan Latin America Eurobond Index         (7.20%)        5.27%            8.53%
J.P. Morgan Latin America Eurobond Index                       (13.62%)        3.58%            6.11%
J.P. Morgan Emerging Markets Bond Index+                        (0.79%)        6.95%           10.63%
Lipper Analytical Emerging Market Debt Index                    11.08%         6.32%            9.13%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                      OFFIT
                           EMERGING MARKETS BOND FUND

- ------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001


                                                                                   SHARES OR
                                                                                   PRINCIPAL           MARKET
                                                                                     AMOUNT             VALUE
                                                                               -----------------   --------------
CORPORATE BONDS (73.8%)
 BANKING (3.9%)
  BRAZIL (3.9%)
   Banco Nacional de Desenvolvimento Economicoe Social, 11.25%, 09/20/05 ...   $ 5,000,000          $ 5,025,000
                                                                                                    -----------
 BUILDING MATERIALS (4.5%)
  MEXICO (4.5%)
   Cemex International Capital LLC, 9.66%, 11/29/49 ........................     2,300,000            2,489,750
   International de Ceramica S.A., 9.75%, 08/01/02 .........................     3,500,000            3,325,000
                                                                                                    -----------
                                                                                                      5,814,750
                                                                                                    -----------
 CABLE & SATELLITE (7.0%)
  ARGENTINA (1.0%)
   Cablevision S.A., 12.50%, 03/02/03 ......................................     2,260,000              519,800
   Cablevision S.A., 13.75%, 05/01/09 ......................................     4,000,000              800,000
                                                                                                    -----------
                                                                                                      1,319,800
                                                                                                    -----------
  MEXICO (6.0%)
   Innova S. de R.L., 12.875%, 04/01/07 ....................................     8,000,000            7,600,000
                                                                                                    -----------
                                                                                                      8,919,800
                                                                                                    -----------
 FOOD (1.3%)
  ARGENTINA (1.3%)
   Mastellone Hermanos S.A., 11.75%, 04/01/08 ..............................     8,150,000            1,711,500
                                                                                                    -----------
 INDUSTRIAL (0.8%)
  MEXICO (0.8%)
   Sanluis Corp. S.A., 8.875%, 03/18/08 ....................................     7,000,000(3)         1,050,000
                                                                                                    -----------
 INDUSTRIAL CONGLOMERATES (5.2%)
  MEXICO (5.2%)
   Dine S.A. de C.V., 8.75%, 10/15/07 ......................................     1,000,000              935,000
   Vicap S.A., 11.375%, 05/15/07 ...........................................     7,000,000            5,670,000
                                                                                                    -----------
                                                                                                      6,605,000
                                                                                                    -----------
 MEDIA (14.8%)
  BRAZIL (8.1%)
   Globo Communicacoes Participacoes, 10.50%, 12/20/06 .....................     3,250,000            2,275,000
   Globo Communicacoes Participacoes, 10.625%, 12/05/08 ....................     6,900,000            4,623,000
   RBS Participacoes S.A., 11.00%, 04/01/07 ................................     5,000,000            3,450,000
                                                                                                    -----------
                                                                                                     10,348,000
                                                                                                    -----------
 MEXICO (6.7%)
   Grupo Televisa S.A., 8.00%, 09/13/11 ....................................     2,750,000(1)         2,746,563
   TV Azteca S.A. de C.V. Sr Notes, Series B, 10.50%, 02/15/07 .............     6,000,000            5,835,000
                                                                                                    -----------
                                                                                                      8,581,563
                                                                                                    -----------
                                                                                                     18,929,563
                                                                                                    -----------
 OIL/GAS (7.1%)
  BRAZIL (7.1%)
   Cia Petrolifera Marlim, 12.25%, 09/26/08 ................................     9,000,000            9,067,500
                                                                                                    -----------
 PACKAGING (4.8%)
  MEXICO (4.8%)
   Corporacion Durango S.A. de C.V., 13.125%, 08/01/06 .....................     6,600,000            6,204,000
                                                                                                    -----------
 PETROCHEMICALS (2.3%)
  BRAZIL (2.3%)
   Trikem S.A., 10.625%, 07/24/07 ..........................................     4,350,000            3,023,250
                                                                                                    -----------
 RETAIL (5.8%)
  MEXICO (5.8%)
   Grupo Elektra S.A. de C.V., 12.00%, 04/01/08 ............................     7,500,000            7,500,000
                                                                                                    -----------
 TELECOMMUNICATIONS (16.3%)
  BRAZIL (3.5%)
   Comtel Brasileira Ltd., 10.75%, 09/26/04 ................................     4,500,000            4,500,000
                                                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                           EMERGING MARKETS BOND FUND

- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                                DECEMBER 31, 2001

                                                                                                SHARES OR
                                                                                                PRINCIPAL          MARKET
                                                                                                 AMOUNT            VALUE
                                                                                           ------------------ ---------------
CORPORATE BONDS (CONTINUED)
 TELECOMMUNICATIONS (CONTINUED)
  MEXICO (12.8%)
   Alestra S.A. de C.V., 12.625%, 05/15/09 ...............................................   $  9,850,000      $  7,387,500
   Grupo Iusacell S.A. de C.V., 14.25%, 12/01/06 .........................................      2,550,000         2,741,250
   Telefonos de Mexico S.A Sr Notes, 8.25%, 01/26/06 .....................................      6,000,000         6,285,000
                                                                                                               ------------
                                                                                                                 16,413,750
                                                                                                               ------------
                                                                                                                 20,913,750
                                                                                                               ------------
   TOTAL CORPORATE BONDS (COST $116,117,225)..............................................                       94,764,113
                                                                                                               ------------
FOREIGN GOVERNMENTS (19.6%)
 SOVEREIGN DEBT (19.6%)
  BRAZIL (15.6%)
   Brazil Development Fund, 9.625%, 12/12/11 .............................................      8,000,000(1)      7,680,000
   Republic of Brazil, 10.25%, 01/11/06 ..................................................      5,000,000         4,775,000
   Republic of Brazil, 9.625%, 07/15/05 ..................................................      3,000,000         2,835,000
   Republic of Brazil EI, 3.188%, 04/15/06 ...............................................      5,400,000(2)      4,725,000
                                                                                                               ------------
                                                                                                                 20,015,000
                                                                                                               ------------
  MEXICO (4.0%)
   United Mexican States, 8.375%, 01/14/11 ...............................................      5,000,000         5,187,500
                                                                                                               ------------
   TOTAL FOREIGN GOVERNMENTS (COST $25,365,777)...........................................                       25,202,500
                                                                                                               ------------
REPURCHASE AGREEMENT (4.8%)
 UNITED STATES (4.8%)
   Bank of New York Repurchase Agreement, 1.50%, 01/02/02 (dated 12/31/01; proceeds
     6,086,707 collateralized by $6,075,000 Federal Home Loan Mortgage Corp. 5.70%
     due 04/26/06, valued at 6,212,953)...................................................      6,086,200         6,086,200
                                                                                                               ------------
   TOTAL REPURCHASE AGREEMENT (COST $6,086,200)...........................................                        6,086,200
                                                                                                               ------------
MONEY MARKET FUND (0.0%)
   Bank of New York Cash Reserve .........................................................            649               649
                                                                                                               ------------
   TOTAL MONEY MARKET FUND (COST $649)....................................................                              649
                                                                                                               ------------
   TOTAL INVESTMENTS (COST $147,569,851)(+) -- 98.2%......................................                      126,053,462
   OTHER ASSETS IN EXCESS OF LIABILITIES 1.8% ............................................                        2,286,386
                                                                                                               ------------
   TOTAL NET ASSETS -- 100.0% ............................................................                     $128,339,848
                                                                                                               ============

- ------------
 + At December 31, 2001, the cost for Federal income tax purposes was $147,623,271 and differs from value by net unrealized depreciation of securities as follows:

  Unrealized appreciation ..............    $   1,293,296
  Unrealized depreciation ..............      (22,863,105)
                                            -------------
  Net unrealized depreciation ..........    $ (21,569,809)
                                            =============

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)   Interest rate shown is the rate in effect at December 31, 2001.

(3)   Security in default.

Country Diversification (as a percentage of Total Investments):

  Argentina ..............       2.4%
  Brazil .................      41.3%
  Mexico .................      51.5%
  United States ..........       4.8%
                               -----
                               100.0%
                               =====


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                            LATIN AMERICA EQUITY FUND

- ------------------------------------------------------------------------------

For the year ending December 31, 2001, the OFFIT Latin America Equity Fund had a total return of -13.08%. By comparison, the total return for the Lipper Latin American Fund Average was -10.43%. As of December 31, 2001, the Fund had a net asset value per share of $6.75.

As of year-end, the Fund remained invested in the two largest economies in Latin America--Brazil (52%) and Mexico (38%). The BOVESPA, Brazil's main stock market index, had a US dollar return of -24.9% for the year. The Mexican market index had a US dollar return of 18.5%. The Fund was invested across 8 industries, with the largest allocation to retail (30%), bank (18%), iron/steel (13%), telecommunications (9%), and oil/gas (7%).


Gilman C. Gunn III                                                  Scott McKee
Dan Savyckyj

January 19, 2002

                                      OFFIT
                            LATIN AMERICA EQUITY FUND

- ------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFIT Latin America Equity Fund at the trading commencement date of February 13, 1996 and held through December 31, 2001 as well as the performance of the Lipper Latin America Equity Fund Average. Past performance is not predictive of future performance.

[GRAPHIC OMITTED]

                                                                              SINCE INCEPTION
               TOTAL RETURN                     ONE YEAR      FIVE YEAR     (FEBRUARY 13, 1996)
- ------------------------------------------   -------------   -----------   ---------------------
OFFIT Latin America Equity Fund*                 (13.21%)       (7.04%)            (2.59%)
Lipper Latin America Equity Fund Average         (10.43%)       (1.10%)             1.12%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Index shown for comparative purposes only, and is not available for investment. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                      OFFIT
                            LATIN AMERICA EQUITY FUND

- ------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001


                                                                               SHARES OR
                                                                               PRINCIPAL         MARKET
                                                                                 AMOUNT          VALUE
                                                                             -------------   -------------
COMMON STOCKS (48.7%)
 BEVERAGES (5.7%)
  MEXICO (5.7%)
   Grupo Modelo S.A. de C.V. Series C ....................................       144,180      $  322,530
                                                                                              ----------
 IRON & STEEL (10.8%)
  BRAZIL (10.8%)
   Companhia Siderurgica Nacional S.A. -- ADR ............................        20,230         326,108
   Companhia Siderurgica Nacional S.A. ...................................    17,970,000         283,881
                                                                                              ----------
                                                                                                 609,989
                                                                                              ----------
 RETAIL (19.9%)
  MEXICO (19.9%)
   Organizacion Soriana S.A. de C.V. Class B* ............................       215,380         582,582
   Wal-Mart de Mexico S.A. de C.V. Series V ..............................       200,000         545,343
                                                                                              ----------
                                                                                               1,127,925
                                                                                              ----------
 TELECOMMUNICATIONS (7.4%)
  MEXICO (7.4%)
   Telefonos de Mexico S.A. de C.V. Series L -- ADR ......................        11,935         417,964
                                                                                              ----------
 TELEVISION/BROADCASTING (4.9%)
  MEXICO (4.9%)
   Grupo Televisa S.A. -- ADR* ...........................................         6,460         278,943
                                                                                              ----------
   TOTAL COMMON STOCKS (COST $2,977,417) .................................                     2,757,351
                                                                                              ----------
PREFERRED STOCKS (40.8%)
 BANKS (17.6%)
  BRAZIL (17.6%)
   Banco Itau S.A. Class A ...............................................     7,320,000         557,564
   Unibanco Class A -- GDR ...............................................        19,650         438,195
                                                                                              ----------
                                                                                                 995,759
                                                                                              ----------
 IRON & STEEL (2.6%)
  BRAZIL (2.6%)
   Gerdau S.A. Class A ...................................................    16,000,000         148,194
                                                                                              ----------
 METALS & MINING (1.8%)
  BRAZIL (1.8%)
   Companhia Vale do Rio Doce Class A ....................................         4,400         102,264
                                                                                              ----------
 OIL/GAS (7.1%)
  BRAZIL (7.1%)
   Petroleo Brasiliero S.A. Class A ......................................        18,100         400,701
                                                                                              ----------
 RETAIL (10.1%)
  BRAZIL (10.1%)
   Companhia Brasileira de Distribuicao Grupo Pao de Acucar Class A* .....    26,766,000         573,320
                                                                                              ----------
 TELECOMMUNICATIONS (1.6%)
  BRAZIL (1.6%)
   Embratel Participacoes S.A. -- ADR ....................................        21,480          89,357
   Telecomunicacoes de Sao Paulo S.A. ....................................           399               5
                                                                                              ----------
                                                                                                  89,362
                                                                                              ----------


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                            LATIN AMERICA EQUITY FUND

- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                                DECEMBER 31, 2001


                                                                                              SHARES OR
                                                                                              PRINCIPAL        MARKET
                                                                                                AMOUNT         VALUE
                                                                                             -----------   -------------
PREFERRED STOCKS (CONTINUED)
 TELECOMMUNICATIONS -- WIRELESS (0.0%)
  BRAZIL (0.0%)
   Tele Sudeste Celular Participacoes S.A. ...............................................       5,739      $       15
   Telemig Celular S.A. Class C ..........................................................      49,596             762
                                                                                                            ----------
                                                                                                                   777
                                                                                                            ----------
   TOTAL PREFERRED STOCKS (COST $2,518,680) ..............................................                   2,310,377
                                                                                                            ----------
REPURCHASE AGREEMENT (15.5%)
 UNITED STATES (15.5%)
   Chase Manhattan Bank Repurchase Agreement, 1.00%, 01/02/02 (dated 12/31/01; proceeds
     $877,020, collateralized by $830,000 U.S. Treasury Bond, 6.25%, due 08/15/23,
     valued at $898,039)..................................................................    $876,971         876,971
                                                                                                            ----------
   TOTAL REPURCHASE AGREEMENT (COST $876,971) ............................................                     876,971
                                                                                                            ----------
   TOTAL INVESTMENTS (COST $6,373,068)(+) -- 105.0% ......................................                   5,944,699
   LIABILITIES IN EXCESS OF OTHER ASSETS (5.0%) ..........................................                    (283,211)
                                                                                                            ----------
   TOTAL NET ASSETS -- 100.0% ............................................................                  $5,661,488
                                                                                                            ==========

- ------------
+ At December 31, 2001, the cost for Federal income tax purposes was $6,380,227 and differs from value by net unrealized depreciation of securities as follows:

               Unrealized appreciation ............    $    656,221
               Unrealized depreciation ............      (1,091,749)
                                                       ------------
              Net unrealized depreciation .........    $   (435,528)
                                                       ============

- ------------
*     Denotes non-income producing security.
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

     Country Diversification (as a percentage of Total Investments):

              Brazil                                  49.1%
              Mexico                                  36.1%
              United States                           14.8%
                                                     -----
                                                     100.0%
                                                     =====


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                             NEW YORK MUNICIPAL FUND

- ------------------------------------------------------------------------------

The annual return for the OFFIT New York Municipal Fund for 2001 was 5.94%. By comparison, the total returns for the Lehman Brothers 5 year and 7 year Municipal Indices were 6.21% and 5.18%, respectively. Calendar year 2001 was particularly noteworthy for the Fund, as Lipper, Inc.(1) ranked the Fund 1st out of 15 funds for 2001 within its peer group with similar investment objectives. Over a longer-term horizon, the Fund has performed exceptionally well, ranking 1st out of 15 funds among its peers on a three-year basis, and 1st out of 13 funds on a five-year basis. Specifically, over the last three and five years, the Fund has achieved 5.18% and 5.88% annualized returns, respectively. Over the same time periods, the average annual return of all New York Intermediate Municipal Debt Funds in the Lipper universe was 3.95% and 4.98%. Consistent with this performance is our five-star rating from Morningstar, Inc.(2) among 1,647 municipal bond funds as of December 31, 2001.

As of December 31, 2001, the New York Fund's net assets totaled $101.9 million, which are up approximately 20% from the beginning of the year. Contributing to growth is the reinvestment of income by many of our investors, modest capital appreciation, and the continued increase in investors. This increase in investors can be attributed to continued reallocation of financial assets into bonds during 2001. The net asset value (NAV) at year-end was $10.77, which is modestly lower than year-end 2000's $10.90 NAV. The $10.77 NAV is net of the capital gains distribution which approximated 38 cents per share. The sharp changes in interest rates through the year required us to manage the Fund more actively to protect the principal base. Usually we are able to offset these gains in the fall when supply causes some price weakness. This was not the case in 2001 as the flight to quality that occurred after the September 11 terrorist attack resulted in sharply higher prices.

The movement of the bond market during calendar year 2001 was remarkable for many reasons. Most important to the past year's market was the radical change in the shape of the yield curve which was orchestrated by the Fed's eleven-step easing of the Fed Funds Rate from 6.50% to 1.75%. The short end of the municipal curve benefited tremendously as the year began with the one- to five-year spread approximating 30 basis points and widening through the year to end at approximately 275 basis points. This steeper yield curve that became even more exaggerated after the terrorist attack made the 3-5 year range of the yield curve the best performing section. Complicating the Fed's attempt to stimulate the economy was the failure of yields on maturities longer than 10 years to decline. In fact, yields on longer maturities increased. The Fund was heavily concentrated in the 3-5 year maturities throughout the year and thus outperformed many municipal managers. At year-end its maturity was 3.9 years and the duration was 2.9 years.

A more serious hurdle for the Fund was the impact of the terrorist attack on the New York municipal market. On average, the New York market underperformed general market municipals by approximately 60 basis points from September through mid-December. More recently the New York market has stabilized and since year-end has outperformed out-of-state municipals. The Lehman New York Intermediate Bond Index, which is constructed similarly to the Fund, produced a return of 5.62% for 2001.

New York City and New York State continue to draw our attention because of the combined financial impact of both September 11 and the recession. We are waiting for both the State and the City plans for fiscal 2003 including economic assumptions. In the meantime, we continue to maintain very modest allocations to those credits as well as a very diverse credit selection in the Fund.

                                      OFFIT
                             NEW YORK MUNICIPAL FUND

- ------------------------------------------------------------------------------

We expect a moderately positive tone to the high-grade bond market as we move into the new year. Although much of the economic decline is behind us, any rebound will be gradual. There is an excess of cash in money markets and this money is earning less than 1% after tax. We believe the municipal market will continue to provide a better return as individuals remain suspicious of a stock market that appears to be struggling to find the sector that will lead it higher. Also positive for the market are low inflation numbers that may accommodate the Fed in at least one more easing as well as allow them to keep short rates at current levels for the near term. The Fund is ideally positioned for such an environment as we remain concentrated in 3-5 year maturities. We also are well positioned to take advantage of higher yields that are likely to appear when there is news of strength and/or supply begins to appear. The latter typically occurs in mid-February.



Michael Pietronico                                   Carolyn N. Dolan

January 19, 2002


(1) Source: Lipper Analytical Services, Inc. Lipper is a mutual fund performance monitor. The performance data and monthly rankings of the fund's peer group (New York Intermediate Municipal Debt Funds) are based on total returns with dividends and distributions reinvested and do not reflect sales charges.

(2) Morningstar proprietary ratings reflect historical risk-adjusted performance as of December 31, 2001. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three, five, and ten year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars and the next 22.5% receive four stars. Morningstar's fund overall rating stems from a weighted average of the 3 and 5 year time periods which is calculated as follows: The 5-year period is weighted 60% and the 3-year period 40%. As of December 31, 2001 the OFFIT New York Municipal Fund received 5 stars for the 3- and 5-year periods among 1,647 and 1,445 municipal bond funds, respectively.

                                      OFFIT
                             NEW YORK MUNICIPAL FUND

- ------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFIT New York Municipal Fund at the trading commencement date of April 3, 1995 and held through December 31, 2001 as well as the performance of the Lehman Brothers 5 Year Municipal Bond Index and the Lipper New York Intermediate Municipal Debt Funds over the same period. Past performance is not predictive of future performance.

[GRAPHIC OMITTED]

                                                                                  SINCE INCEPTION
            AVERAGE ANNUAL TOTAL RETURN                ONE YEAR     FIVE YEAR     (APRIL 3, 1995)
- ---------------------------------------------------   ----------   -----------   -----------------
OFFIT New York Municipal Fund*                            5.94%        5.88%            6.10%
Lehman Brothers 5 Year Municipal Bond Index               6.21%        5.35%            5.67%
Lipper New York Intermediate Municipal Debt Funds         4.23%        4.98%            5.32%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                      OFFIT
                             NEW YORK MUNICIPAL FUND

- ------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001


                                                                                               SHARES OR
                                                                                               PRINCIPAL         MARKET
                                                                                                AMOUNT           VALUE
                                                                                             ------------   ---------------
FLOATING RATE NOTES (1.8%)
 TRANSPORTATION REVENUE (0.2%)
  New York State Thruway Authority Revenue Bonds (FGIC), 1.80%, 01/01/24, 1-Day Notes* ...    $  100,000     $    100,000
  Port Authority of New York & New Jersey Special Obligation Bonds Series 1995, 1.95%,
   06/01/20, 1-Day Notes* ................................................................       100,000          100,000
                                                                                                             ------------
                                                                                                                  200,000
                                                                                                             ------------
 WATER & SEWER REVENUE (1.6%)
  New York City Municipal Water Financing Authority Water & Sewer System Revenue Bond
   1.80%, 06/15/25, 1-Day Notes* .........................................................     1,700,000        1,700,000
                                                                                                             ------------
  TOTAL FLOATING RATE NOTES (COST $1,900,000).............................................                      1,900,000
                                                                                                             ------------
MUNICIPAL BONDS (90.4%)
 EDUCATION REVENUE (2.8%)
  New York State Dormitory Authority Revenue Bonds Columbia Univerisity Series A,
   4.50%,07/01/05.........................................................................       100,000          104,128
  New York State Dormitory Authority Revenue Bonds Ithaca College, 5.25%,07/01/11 ........       500,000          521,730
  New York State Dormitory Authority Revenue Bonds New York University Series A (MBIA),
   5.50%,07/01/02 ........................................................................       100,000          101,887
  New York State Dormitory Authority Revenue Bonds New York University Series A (MBIA),
   5.75%,07/01/12.........................................................................     1,000,000        1,087,520
  New York State Dormitory Authority Revenue Bonds New York University Series B, 5.25%,
   05/15/05...............................................................................     1,000,000        1,059,270
                                                                                                             ------------
                                                                                                                2,874,535
                                                                                                             ------------
 GENERAL OBLIGATIONS (25.6%)
  Albany County General Obligation Bonds Series B (FGIC), 5.60%, 03/15/07 ................       700,000          756,630
  Albany County General Obligation Bonds Series B (FGIC), 5.60%, 03/15/09 ................       400,000          425,532
  Hempstead General Obligation Bonds Series A (FGIC), 5.40%, 08/01/09 ....................     1,345,000        1,417,980
  Islip General Obligation Bonds, 4.75%, 01/15/07 ........................................       150,000          156,001
  Islip General Obligation Bonds (FGIC), 5.30%, 06/15/09 .................................       300,000          319,548
  Monroe County General Obligation Bonds, 4.25%, 06/01/02 ................................       370,000          374,151
  New York City General Obligation Bonds Series A, 6.50%, 05/15/12 .......................     1,000,000        1,110,420
  New York City General Obligation Bonds Series D, 6.50%, 02/15/05 .......................     1,025,000        1,109,890
  New York City General Obligation Bonds Series F, 5.00%, 09/15/07 .......................     1,000,000        1,049,710
  New York City General Obligation Bonds Series G, 5.00%, 08/01/04 .......................       650,000          679,341
  New York City General Obligation Bonds Series I, 6.25%, 04/15/06 .......................     1,000,000        1,088,850
  New York State General Obligation Bonds (AMBAC), 6.00%, 03/01/05 .......................     1,000,000        1,079,990
  New York State General Obligation Bonds Series F, 5.00%, 09/15/05 ......................     2,750,000        2,908,372
  New York State General Obligation Bonds Series H, 5.00%, 08/01/04 ......................       500,000          522,570
  Onondaga County General Obligation Bonds Series A, 5.00%, 05/15/05 .....................       225,000          237,001
  Onondaga County General Obligation Bonds Series A, 5.00%, 05/15/06 .....................       390,000          412,331
  Onondaga County General Obligation Bonds Series A, 5.00%, 05/15/07 .....................       650,000          682,175
  Orange County General Obligation Bonds, 5.50%, 11/15/04 ................................       300,000          321,618
  Orange County General Obligation Bonds, 5.50%, 11/15/06 ................................     2,165,000        2,350,281
  Orange County General Obligation Bonds, 6.00%, 11/15/08 ................................       470,000          522,640
  Rochester General Obligation Bonds Series A (FSA), 4.00%, 10/15/05 .....................     1,055,000        1,081,755
  Rochester General Obligation Bonds Series B (MBIA), 4.00%, 02/15/05 ....................       560,000          571,827
  Rochester General Obligation Bonds Series B (MBIA), 4.00%, 02/15/06 ....................     1,000,000        1,016,190
  Rockland County General Obligation Bonds, 4.25%, 08/15/02 ..............................       270,000          274,266
  Rockland County General Obligation Bonds, 4.25%, 08/15/03 ..............................       100,000          102,974
  Schenectady County General Obligation Bonds, 6.00%, 08/15/05 ...........................       200,000          218,174
  United Nations General Obligation Bonds Series A, 5.70%, 07/01/02 ......................       250,000          255,150
  Westchester County General Obligation Bonds Series F, 3.00%, 11/01/03 ..................     5,000,000        5,065,700
                                                                                                             ------------
                                                                                                               26,111,067
                                                                                                             ------------
 HOUSING (3.8%)
  New York State Mortgage Agency Revenue Bonds Series 37-A, 5.85%, 10/01/06 ..............       125,000          131,904
  New York State Mortgage Agency Revenue Bonds Series 37-A, 5.95%, 04/01/07 ..............       100,000          105,114
  New York State Mortgage Agency Revenue Bonds Series 46 (AMT), 5.75%, 04/01/04 ..........       200,000          207,942
  New York State Mortgage Agency Revenue Bonds Series 50 (AMT), 5.80%, 10/01/06 ..........       200,000          211,412
  New York State Mortgage Agency Revenue Bonds Series 53, 5.35%, 04/01/07 ................       240,000          251,239
  New York State Mortgage Agency Revenue Bonds Series 61, 5.60%, 10/01/11 ................       650,000          678,223
  New York State Mortgage Agency Revenue Bonds Series 67 (AMT), 5.30%, 10/01/10 ..........       585,000          600,502


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                             NEW YORK MUNICIPAL FUND

- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                                DECEMBER 31, 2001


                                                                                                           SHARES OR
                                                                                                           PRINCIPAL        MARKET
                                                                                                            AMOUNT          VALUE
                                                                                                       --------------   ------------
MUNICIPAL BONDS (CONTINUED)
 HOUSING (CONTINUED)
  New York State Mortgage Agency Revenue Bonds Series 77-B (AMT), 5.90%, 10/01/13 ...................     $  610,000     $   640,964
  New York State Mortgage Agency Revenue Bonds Series 88 (AMT), 5.35%, 04/01/07 .....................      1,000,000       1,037,810
                                                                                                                         -----------
                                                                                                                           3,865,110
                                                                                                                         -----------
 POWER AUTHORITY REVENUE (4.0%)
  New York State Power Authority Revenue Bonds, 4.00%, 11/15/05 .....................................      2,500,000       2,564,750
  New York State Power Authority Revenue Bonds, 5.00%, 11/15/06 .....................................        400,000         425,000
  New York State Power Authority Revenue Bonds, 5.00%, 11/15/08 .....................................        335,000         352,239
  New York State Power Authority Revenue Bonds Series A, 4.50%, 02/15/07 ............................        235,000         241,068
  New York State Power Authority Revenue Bonds Series A, 5.00%, 02/15/04 ............................        500,000         521,575
                                                                                                                         -----------
                                                                                                                           4,104,632
                                                                                                                         -----------
 PREREFUNDED# (2.3%)
  New York State Housing Finance Agency Revenue Bonds Series A, 6.50%, 03/15/25-09/15/05 ............      1,000,000       1,139,100
  New York State Medical Care Facility Finance Authority (FHA), 6.20%, 08/15/14-08/15/04 ............        650,000         719,667
  New York State Power Authority Revenue Bonds Series CC (MBIA), 5.00%, 01/01/09-01/01/03............        500,000         524,665
                                                                                                                         -----------
                                                                                                                           2,383,432
                                                                                                                         -----------
 SALES TAX REVENUE (23.8%)
  Municipal Assistance Corp. for City of New York Revenue Bonds Series G, 5.50% 07/01/04 ............      3,000,000       3,187,680
  Municipal Assistance Corp. for City of New York Revenue Bonds Series H, 5.25% 07/01/03 ............      1,125,000       1,172,036
  Municipal Assistance Corp. for City of New York Revenue Bonds Series I, 6.25%, 07/01/05 ...........      1,000,000       1,097,230
  Municipal Assistance Corp. for City of New York Revenue Bonds Series I, 6.25%, 07/01/07 ...........        550,000         612,365
  Municipal Assistance Corp. for City of New York Revenue Bonds Series M, 5.25%, 07/01/06 ...........      1,300,000       1,388,829
  Municipal Assistance Corp. for City of New York Revenue Bonds Series O, 5.25%, 07/01/06 ...........        675,000         721,123
  Nassau County New York Interim Financial Authority Revenue Bonds Series A (MBIA), 4.75%, 11/15/08..      3,280,000       3,370,364
  New York City Transitional Finance Authority Tax Revenue Bonds Series A, 4.40%, 02/15/04 ..........      1,000,000       1,029,270
  New York City Transitional Finance Authority Tax Revenue Bonds Series A, 4.50%, 02/15/06 ..........        410,000         422,833
  New York City Transitional Finance Authority Tax Revenue Bonds Series B, 5.00%, 05/01/04 ..........        250,000         261,368
  New York City Transitional Finance Authority Tax Revenue Bonds Series B, 5.00%, 11/15/06 ..........      1,500,000       1,588,245
  New York City Transitional Finance Authority Tax Revenue Bonds Series C, 5.00%, 02/01/05 ..........      1,600,000       1,676,016
  New York State Local Government Assistance Corp. Revenue Bonds Series A, 5.40%, 04/01/05 ..........      1,250,000       1,328,425
  New York State Local Government Assistance Corp. Revenue Bonds Series A, 6.00%, 04/01/06 ..........        835,000         912,430
  New York State Local Government Assistance Corp. Revenue Bonds Series A (FGIC), 4.25%, 04/01/05 ...      1,500,000       1,542,945
  New York State Local Government Assistance Corp. Revenue Bonds Series A (FGIC), 5.00%, 04/01/04 ...        200,000         208,998
  New York State Local Government Assistance Corp. Revenue Bonds Series B (MBIA), 5.00%, 04/01/03 ...      1,250,000       1,289,638
  New York State Local Government Assistance Corp. Revenue Bonds Series B (MBIA), 5.25%, 04/01/04 ...      2,300,000       2,415,874
                                                                                                                         -----------
                                                                                                                          24,225,669
                                                                                                                         -----------
 TRANSPORTATION REVENUE (20.1%)
  Metropolitan Transportation Authority Dedicated Tax Fund Series A, 5.00%, 11/15/03 ................      2,190,000       2,293,937
  Metropolitan Transportation Authority Dedicated Tax Fund Series A , 5.00%, 04/01/10 ...............        500,000         518,815
  Metropolitan Transportation Authority Dedicated Tax Fund Series A, 5.25%, 11/15/11 ................        400,000         421,532
  Metropolitan Transportation Authority Revenue Bonds Series K, 6.63%, 07/01/14 .....................      1,380,000       1,435,200
  New York State Thruway Authority Highway & Bridge Revenue Bonds Series A (FGIC), 5.25%, 04/01/06 ..      2,990,000       3,183,393
  New York State Thruway Authority Highway & Bridge Revenue Bonds Series B, 5.00%, 04/01/05 .........      1,105,000       1,161,896
  New York State Thruway Authority Revenue Bonds Series E, 5.50%, 01/01/07 ..........................        450,000         481,599
  New York State Thruway Authority Service Contract Bonds (AMBAC), 6.00%, 04/01/05 ..................      1,000,000       1,081,980
  New York State Thruway Authority Service Contract Bonds, 5.50%, 04/01/04 ..........................        250,000         263,830
  Port Authority of New York & New Jersey Bonds Series 98 (AMT), 5.80%, 08/01/06 ....................        585,000         618,082
  Port Authority of New York & New Jersey Bonds Series 99 (AMT) (FGIC), 5.25%, 11/01/05 .............        525,000         555,476
  Port Authority of New York & New Jersey Bonds Series 119 (AMT), 5.00%, 09/15/04 ...................      1,500,000       1,568,775
  Port Authority of New York & New Jersey Bonds Series 122 (AMT), 5.25%, 07/15/07 ...................      2,000,000       2,072,180
  Port Authority of New York & New Jersey Bonds Series 124 (AMT), 4.50%, 08/01/05 ...................        845,000         862,027


    The accompanying notes are an integral part of the financial statements.

                                     OFFIT
                            NEW YORK MUNICIPAL FUND

- ------------------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                              DECEMBER 31, 2001


                                                                                                         SHARES OR
                                                                                                         PRINCIPAL         MARKET
                                                                                                          AMOUNT           VALUE
                                                                                                       ------------   --------------
MUNICIPAL BONDS (CONTINUED)
 TRANSPORTATION REVENUE (CONTINUED)
  Triborough Bridge & Tunnel Authority General Purpose Bonds Series A, 5.50%, 01/01/03 ..............   $  250,000     $    259,025
  Triborough Bridge & Tunnel Authority General Purpose Bonds Series B, 5.10%, 01/01/10 ..............      100,000          103,865
  Triborough Bridge & Tunnel Authority General Purpose Bonds Series B, 5.50%, 01/01/08 ..............      250,000          267,978
  Triborough Bridge & Tunnel Authority General Purpose Bonds Series B, 5.75%, 01/01/05 ..............    1,000,000        1,063,300
  Triborough Bridge & Tunnel Authority Special Obligation Bonds Series A (FGIC), 5.00%, 01/01/04 ....    1,000,000        1,039,960
  Triborough Bridge & Tunnel Authority Special Obligation Bonds Series A (FGIC), 5.50%, 01/01/08 ....      650,000          695,669
  Triborough Bridge & Tunnel Authority Special Obligation Bonds Series A (MBIA), 3.90%, 01/01/03 ....      350,000          357,329
                                                                                                                       ------------
                                                                                                                         20,305,848
                                                                                                                       ------------
 WATER & SEWER (8.0%)
  New York City Municipal Water Financing Authority Water & Sewer System Revenue Bonds
   Series B, 5.20%, 06/15/05 ........................................................................    2,000,000         2,106,580
  New York City Municipal Water Financing Authority Water & Sewer System Revenue Bonds
   Series B, 5.30%,  06/15/06 .......................................................................      680,000          718,012
  New York State Environmental Facilities Corp. Clean Water & Drinking Water Revenue
   Bonds Series D, 4.00%, 06/15/04 ..................................................................    2,090,000        2,145,406
  New York State Environmental Facilities Corp. Clean Water & Drinking Water Revenue
   Bonds Series D, 5.00%, 06/15/07 ..................................................................    2,340,000        2,463,412
  Suffolk County Water Authority Waterworks Revenue Bonds (MBIA), 5.10%, 06/01/05 ...................      250,000          264,305
  Suffolk County Water Authority Waterworks Revenue Bonds (MBIA), 5.10%, 06/01/06 ...................      400,000          424,412
                                                                                                                       ------------
                                                                                                                          8,122,127
                                                                                                                       ------------
  TOTAL MUNICIPAL BONDS (COST $91,147,406)...........................................................                    91,992,420
                                                                                                                       ------------
MUTUAL FUNDS (2.4%)
  Dreyfus NY Municipal Money Market Fund ............................................................    1,238,427        1,238,427
  The J.P. Morgan Institutional Service Tax Exempt Cash Fund ........................................    1,249,956        1,249,956
                                                                                                                       ------------
  TOTAL MUTUAL FUNDS (COST $2,488,383)...............................................................                     2,488,383
                                                                                                                       ------------
  TOTAL INVESTMENTS (COST $95,535,789) (+) -- 94.6%..................................................                    96,380,803
  OTHER ASSETS IN EXCESS OF LIABILITIES 5.4% ........................................................                     5,546,826
                                                                                                                       ------------
  TOTAL NET ASSETS -- 100.0% ........................................................................                  $101,927,629
                                                                                                                       ============

- ------------
+ Represents cost for Federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                 Unrealized appreciation         $1,140,975
                 Unrealized depreciation           (295,961)
                                                 ----------
                Net unrealized appreciation      $  845,014
                                                 ==========

# For pre-refunded bonds the stated maturity is followed by the year in which the bond is pre-refunded.

*  Interest rate shown is the rate in effect at December 31, 2001.

AMBAC   --   AMBAC Indemnity Corporation.
AMT     --   Interest on securities subject to Federal Alternative Minimum Tax.
FGIC    --   Insured by Financial Guaranty Insurance Corporation.
FHA     --   Insured by Federal Housing Administration.
FSA     --   Financial Security Assurance.
MBIA    --   Municipal Bond Insurance Association.


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                            CALIFORNIA MUNICIPAL FUND

- ------------------------------------------------------------------------------

The annual return for the OFFIT California Municipal Fund for 2001 was 5.87%. By comparison, the total returns for the Lehman Brothers 5 year and 7 year Municipal Indices were 6.21% and 5.18%, respectively. For the second consecutive year, the Fund generated an excellent return during turbulent times and protected income as rates declined. Over the last three years, the total return of the California Municipal Fund ranked 1st out of 25 funds within its peer group as measured by Lipper, Inc.(1) Specifically, over the last three years, the Fund has achieved a 4.98% annualized return. Over the same time period, the average annual return of all California Intermediate Municipal Debt Funds in the Lipper universe was 4.06%. On a one-year basis, the Fund ranked 2nd out of 31 funds within its Lipper peer group.

As of December 31, 2001, the net asset value of $10.60 was essentially unchanged from $10.61 as of December 31, 2000. Net assets increased to over $19 million at year-end. The $10.60 NAV is net of the capital gains distribution which approximated 25 cents per share. This year's market turbulence required several trades to preserve the Fund's principal value. Usually at year-end we are able to offset most of the capital gains with losses; however, the immediate flight to quality after September 11 resulted in higher prices.

The Fund was able to outperform the indices without compromising credit quality or assuming extraordinary interest rate risk. In fact, the duration of the portfolio was 3.2 years at year-end, considerably shorter than its 5.1 year duration at the beginning of the year. From the first paragraph, you might have noticed that market performance improved as duration shortened. That relationship held from three years through twenty years because the yield curve steepened sharply as economic conditions worsened. It was precisely this phenomenon, anticipated in our December 31, 2000 Annual Report(2), that drove our excellent performance.

The defining event for 2001 was obviously the terrorist attack of September 11. Without diminishing the human tragedy, the effect that the attack had on the securities markets was sharp but brief. Stock prices and bond yields plummeted in a vacuum, but both quickly recovered as the Federal Reserve responded promptly with continued cuts in the overnight bank rate and the allied military forces drove the terrorist cells from Afghanistan with surprising and gratifying speed. Also, the Treasury attempted to drive longer rates lower by eliminating the 30-year bond, a decision that produced its desired effect, however briefly.

One would have a difficult time appreciating the devastation in lower Manhattan by simply viewing the year-end stock and bond markets. While it is true that the S&P 500 Index finished its worst two-year performance since 1973--74, the major stock indices increased sharply in the fourth quarter, while the bond market reversed its gains. The result was extraordinary volatility over the four-month period, but a rather ordinary net change. Yields on municipal and Treasury bonds due in four years and beyond were higher at year-end than they were before the attack and longer-dated yields increased to levels that existed one year ago. Bond investors are clearly looking past the Fed's remarkable eleven-step easing of the Fed Funds Rate from 6.50% to 1.75%. For clients in the maximum federal tax bracket, municipals outperformed Treasurys over the year, reversing the relationship that existed through the third quarter. Apart from the steepening, these moves are uncharacteristic of markets fearing political instability or economic recession.

We have also followed closely the State's energy crisis and stalemate in proceeding with $12.5 billion power recovery bonds. This has contributed to the State's weakened credit standing and still to be determined ramifications, if any, for local governments. We sold the Fund's holding of the State G.O. early last year, when values were still well above those of comparably rated states, in anticipation of these problems. Also confronting the market is the overhang of $12.5 billion power recovery bonds still to be issued and proposed multi-billion dollar issuance of school and tobacco bonds.

                                      OFFIT
                            CALIFORNIA MUNICIPAL FUND

- ------------------------------------------------------------------------------

While employment, capital expenditures, business inventories, consumer spending, commodities prices, and corporate profits all continued declines begun in 2000, there were notable improvements late in the year. Housing and car sales remained strong as consumers spent frugally but persistently. The Conference Board's consumer confidence index rebounded strongly in December and manufacturing activity is showing signs of life. Inventory liquidations, layoffs and balance sheet corrections, well underway prior to September 11, accelerated after that date. Interest rates, in our judgment, are past their cyclical lows. We believe that the force of monetary and fiscal policy will induce an economic recovery in 2002. The Fed may again ease overnight rates, but we also believe bond yields will follow a jagged route to higher levels, (which is why the Fund's duration is so much shorter than its historical pattern) and have positioned the Fund with a shorter duration to benefit from those levels.



Michael Pietronico                      John H. Haldeman, Jr.

January 19, 2002




(1) Source: Lipper Analytical Services, Inc. Lipper is a mutual fund performance monitor. The performance data and monthly rankings of the fund's peer group (California Intermediate Municipal Debt Funds) are based on total returns with dividends and distributions reinvested and do not reflect sales charges.

(2)   The OFFIT Investment Fund, Inc. Annual Report, December 31, 2000, p. 23.

                                      OFFIT
                            CALIFORNIA MUNICIPAL FUND

- ------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFIT California Municipal Fund at the trading commencement date of April 2, 1997 and held through December 31, 2001 as well as the performance of the Lehman Brothers 5 Year Municipal Bond Index and the Lipper California Intermediate Municipal Debt Funds over the same period. Past performance is not predictive of future performance.

[GRAPHIC OMITTED]

                                                                 SINCE INCEPTION
                     TOTAL RETURN                   ONE YEAR     (APRIL 2, 1997)
- --------------------------------------------------  --------   ---------------
OFFIT California Municipal Fund*                       5.87%           5.94%
Lehman Brothers 5 Year Municipal Bond Index            6.21%           5.65%
Lipper California Intermediate Municipal Debt Funds    4.49%           5.28%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                      OFFIT
                            CALIFORNIA MUNICIPAL FUND

- ------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001


                                                                                                           SHARES OR
                                                                                                           PRINCIPAL       MARKET
                                                                                                            AMOUNT          VALUE
                                                                                                         ------------   ------------
MUNICIPAL BONDS (93.0%)
 EDUCATION REVENUE (5.3%)
  California Educational Facilities Authority Revenue Santa Clara University, 5.30%, 09/01/05 .......     $  175,000     $  184,935
  California Educational Facilities Authority Revenue Santa Clara University, 5.40%, 09/01/06 .......         75,000         78,913
  University of California Multi-Purpose Revenue Bonds Series B (MBIA), 4.50%, 09/01/04 .............        500,000        522,920
  University of California Multi-Purpose Revenue Bonds Series H, 5.00%, 09/01/04 ....................        250,000        264,645
                                                                                                                         ----------
                                                                                                                          1,051,413
                                                                                                                         ----------
 GENERAL OBLIGATIONS (24.9%)
  Berkeley General Obligation Bonds Series A, 5.55%, 09/01/2007 .....................................         50,000         54,153
  California State General Obligation Bonds, 5.50%, 04/01/15 ........................................        500,000        530,390
  East Bay California Regional Park District General Obligation Bonds, 4.25%, 09/01/03 ..............        300,000        309,954
  Fresno Uniform School District General Obligation Bonds (FSA), 5.25%, 08/01/12 ....................        480,000        514,085
  Fresno Uniform School District General Obligation Bonds Series C, 5.50%, 02/01/08 .................        200,000        218,034
  Fresno Uniform School District General Obligation Bonds Series F (FSA), 5.25%, 08/01/14 ...........        315,000        332,306
  Los Angeles Uniform School District General Obligation Bonds Series D, 4.20%, 07/01/04 ............        500,000        517,345
  Pasadena Uniform School District General Obligation Bonds Series A (FGIC), 5.00%, 05/01/06 ........        400,000        427,512
  San Francisco City and County Neighborhood Recreation General Obligation Bonds Series B 4.50%,
    06/15/05 ........................................................................................        525,000        550,599
  San Jose Library and Parks Project General Obligation Bonds, 5.00%, 09/01/04 ......................        750,000        793,935
  San Juan Uniform School District General Obligation Bonds (FSA), 4.50%, 08/01/07 ..................        500,000        521,910
  Santa Monica - Malibu Uniform School District California General Obligation Bonds, 5.00%, 08/01/08         150,000        159,744
                                                                                                                         ----------
                                                                                                                          4,929,967
                                                                                                                         ----------
 HOUSING REVENUE (2.4%)
  California Housing Finance Agency Single Family Mortgage Issue B-2 Revenue Bonds (AMT),
    5.20%, 08/01/04 .................................................................................         90,000         93,824
  Los Angeles Department of Apartment Revenue Bonds, 6.00%, 05/15/05 ................................        150,000        163,287
  San Francisco City and County Apartment Revenue Bonds (AMT)(FSA), 5.50%, 05/01/08 .................        200,000        214,622
                                                                                                                         ----------
                                                                                                                            471,733
                                                                                                                         ----------
 PREREFUNDED# (4.0%)
  Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds Series S, 6.625%,
   07/01/02-07/01/18 ................................................................................        250,000        260,065
  Puerto Rico Telephone Authority Revenue Bonds, 5.25%, 01/01/03 -- 01/01/05 ........................        100,000        104,839
  Puerto Rico Telephone Authority Revenue Bonds Series L, 5.40%, 01/01/03 -- 01/01/08 ...............        100,000        104,986
  Santa Monica - Malibu Uniform School District Bonds, 5.40%, 08/01/03 -- 08/01/08 ..................        250,000        267,712
  Santa Monica - Malibu Uniform School District Bonds, 5.40%, 08/01/03 -- 08/01/10 ..................         50,000         53,543
                                                                                                                         ----------
                                                                                                                            791,145
                                                                                                                         ----------
 RECREATION FACILITIES (8.3%)
  Los Angeles County California Public Works Financing Authority Revenue Bonds Series A, 5.375%,
    10/01/06 ........................................................................................        700,000        763,966
  Los Angeles County California Public Works Financing Authority Revenue Bonds Series A, 5.50%,
    10/01/08 ........................................................................................        500,000        546,850
  Los Angeles County California Public Works Financing Authority Revenue Bonds Series A, 5.50%,
    10/01/10 ........................................................................................        300,000        324,075
                                                                                                                         ----------
                                                                                                                          1,634,891
                                                                                                                         ----------
 SALES TAX REVENUE (24.7%)
  Orange County California Local Transportation Authority Sales Tax Revenue Bonds, 5.70%, 02/15/03 ..        150,000        153,626
  Orange County California Local Transportation Authority Sales Tax Revenue Bonds Series A, 5.25%,
    02/15/05 ........................................................................................      1,000,000      1,067,920
  San Bernardino County Transportation Authority Sales Tax Revenue Bonds Series A (MBIA), 5.00%,
    03/01/07 ........................................................................................        500,000        532,040
  San Bernardino County Transportation Authority Sales Tax Revenue Bonds Series A (MBIA), 5.00%,
    03/01/04 ........................................................................................        500,000        523,000
  San Bernardino County Transportation Authority Sales Tax Revenue Bonds Series A (MBIA), 6.00%,
    03/01/06 ........................................................................................        400,000        440,308
  San Francisco Bay Area Rapid Transportation District Sales Tax Revenue Bonds (FGIC), 5.10%,
    07/01/04 ........................................................................................        200,000        211,799
  San Francisco Bay Area Rapid Transportation District Sales Tax Revenue Bonds (MBIA), 5.50%,
    07/01/05 ........................................................................................        150,000        162,498
  San Francisco Bay Rapid Transportation District Sales Tax Revenue Bonds, 5.25%, 07/01/11 ..........        150,000        160,266
  San Mateo County California Transportation District Sales Tax Revenue Bonds Series A (MBIA), 5.00%,
    06/01/04 ........................................................................................        200,000        210,652
  Santa Clara, California Transit Sales Tax Revenue Bonds Series A, 5.00%, 06/01/04 .................      1,350,000      1,421,901
                                                                                                                         ----------
                                                                                                                          4,884,010
                                                                                                                         ----------

    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                            CALIFORNIA MUNICIPAL FUND

- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                                DECEMBER 31, 2001


                                                                                                        SHARES OR
                                                                                                        PRINCIPAL         MARKET
                                                                                                          AMOUNT          VALUE
                                                                                                      -------------   -------------
MUNICIPAL BONDS (CONTINUED)
 TRANSPORTATION REVENUE (12.1%)
  Long Beach Harbor Revenue Bonds (AMT) (FGIC), 6.00%, 05/15/2011 ...................................  $  450,000      $   498,708
  Long Beach Harbor Revenue Bonds (AMT) (MBIA), 5.75%, 05/15/2007 ...................................     100,000          107,794
  Long Beach Harbor Revenue Bonds Series A (AMT), 5.75%, 05/15/2013 ................................      500,000          539,775
  Los Angeles Department of Airports Refunding Revenue Bonds Series A (FGIC), 5.375%,  05/15/07 .....     550,000          583,363
  San Diego Open Space Parking Facilities Revenue Bonds, District, 5.60%, 01/01/05 ..................     625,000          663,956
                                                                                                                       -----------
                                                                                                                         2,393,596
                                                                                                                       -----------
 WATER & SEWER REVENUE (11.3%)
  Los Angeles County Sanitation District Financing Authority Revenue Bonds Capital Projects Series A,
   5.25%, 10/01/10 ..................................................................................     100,000          104,514
  Los Angeles Department of Water and Power Waterworks Revenue Bonds, 4.75%, 05/15/05 ...............     350,000          365,075
  Los Angeles Department of Water and Power Waterworks Revenue Bonds, 5.25%, 07/01/04 ...............     100,000          105,967
  Los Angeles Sanitation Equipment Charge Revenue Bonds Series A (FSA), 4.00%, 02/01/07 .............     300,000          305,139
  Los Angeles Department of Water and Power Electric Plant Revenue Bonds, 2nd Issue, 4.80%, 11/15/04      500,000          528,460
  Sacramento County Sanitation District Financing Authority Revenue Bonds Series A, 6.00%, 12/01/15 .     250,000          277,270
  San Diego Public Facility Financing Authority Sewer Revenue Bonds (FGIC), 6.00%,  05/15/07 ........     500,000          554,835
                                                                                                                       -----------
                                                                                                                         2,241,260
                                                                                                                       -----------
  TOTAL MUNICIPAL BONDS (COST $18,098,660)...........................................................                   18,398,015
                                                                                                                       -----------
MUTUAL FUNDS (2.5%)
  Dreyfus Tax Exempt Cash Management Money Market Fund ..............................................     269,798          269,798
  Federated California Municipal Money Market Fund ..................................................     228,222          228,222
                                                                                                                       -----------
  TOTAL MUTUAL FUNDS (COST $498,020).................................................................                      498,020
                                                                                                                       -----------
  TOTAL INVESTMENTS (COST $18,596,680)(+) -- 95.5%...................................................                   18,896,035
  OTHER ASSETS IN EXCESS OF LIABILITIES 4.5% ........................................................                      889,030
                                                                                                                       -----------
  TOTAL NET ASSETS -- 100.0% ........................................................................                  $19,785,065
                                                                                                                       ===========

- ------------
+ Represents cost for Federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation .............    $ 328,841
               Unrealized depreciation .............      (29,486)
                                                        ---------
              Net unrealized appreciation ..........    $ 299,355
                                                        =========

# For pre-refunded bonds the stated maturity is followed by the year in which the bond is pre-refunded.

AMT    --   Interest on securities subject to Federal Alternative Minimum Tax.
FGIC   --   Insured by Financial Guaranty Insurance Corporation.
FSA    --   Financial Security Assurance.
MBIA   --   Municipal Bond Insurance Association.


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                             NATIONAL MUNICIPAL FUND

- ------------------------------------------------------------------------------

The annual return for the OFFIT National Municipal Fund for 2001 was 6.79%. By comparison, the total returns for the Lehman Brothers 5 year and 7 year Municipal Indices were 6.21% and 5.18%, respectively. The Fund continued to excel versus its peers in calendar year 2001. As measured by Lipper, Inc.(1), the Fund ranked 1st out of 111 funds with similar investment objectives for 2001. More importantly, for the period ending December 31, 2001, Lipper ranks the OFFIT National Municipal Fund 1st out of 102 Intermediate Municipal Debt Funds over the last three years. Specifically, over the last three years and since inception in 1997, the Fund has achieved 5.95% and 6.55% annualized returns, respectively. Over the same time periods, the average annual return of all Intermediate Municipal debt funds in the Lipper Universe was 3.72% and 4.48%, respectively. Consistent with this performance is our five-star rating from Morningstar, Inc.(2) among 1,647 municipal bond funds as of December 31, 2001.

As of December 31, 2001, the National Municipal Fund's net assets totaled $46.1 million, which reflects a 79% increase from the beginning of the year. Contributing to this rapid growth is reinvestment of income by many of our investors, modest capital appreciation, and an increased number of investors. We attribute this to the continued reallocation of financial assets into bonds during 2001. The net asset value (NAV) at year-end was $10.61 which is modestly lower than year-end 2000's $10.66 NAV. The $10.61 NAV is net of capital gains distribution which approximated 40 cents per share. The sharp changes in interest rates through the year required us to manage the Fund more actively to protect the principal base. Usually we are able to offset these gains in the fall when supply causes some price weakness. This was not the case in 2001 as the flight to quality that occurred after the September 11 terrorist attack resulted in sharply higher prices.

The movement of the bond market during calendar year 2001 was remarkable for many reasons. Most important to the past year's market was the radical change in the shape of the yield curve which was orchestrated by the Fed's eleven-step easing of the Fed Funds Rate from 6.50% to 1.75%. The short end of the municipal curve benefited tremendously as the year began with the one- to five-year spread approximating 30 basis points and widening through the year to approximately 275 basis points. This steeper yield curve, that became even more exaggerated after the terrorist attack, made the 3-5 year range of the yield curve the best performing section. Complicating the Fed's attempt to stimulate the economy was the failure of yields on maturities longer than 10 years to decline. In fact, yields on longer maturities increased. The Fund was heavily concentrated in 3-5 year maturities throughout the year and thus outperformed many municipal managers. At year-end the Fund's maturity was 4.2 years and its duration was 3.1 years.

The municipal credit cycle turned decisively in 2001 with many governments experiencing economic and financial pressures due to the slowdown and September
11. The Fund, however, has a significant exposure to essential purpose revenue bonds which are not as impacted by recessions as other securities. The Fund is also benefiting from a 19% exposure at year-end to prerefunded/escrowed-to-maturity bonds, which are secured by US government securities.

                                      OFFIT
                             NATIONAL MUNICIPAL FUND

- ------------------------------------------------------------------------------

We expect a moderately positive tone to the high grade bond market in 2002. Although much of the economic decline is behind us, any rebound will be gradual. There is an excess of cash in money markets and this money is earning less than 1% after tax. We believe the municipal market will continue to provide a better return, as individuals remain suspicious of a stock market that appears to be struggling to find the sector that will lead it higher. Also positive for the market are low inflation numbers that may accommodate the Fed in at least one more easing as well as allow them to keep short rates at current levels for the near term. The Fund is ideally positioned for such an environment as we remain concentrated in the 3-5 year maturities. We also are well positioned to take advantage of higher yields that are likely to appear when there is news of strength and/or supply begins to appear. The latter typically occurs in mid-February.



Michael Pietronico                                         John H. Haldeman, Jr.

January 19, 2002



(1) Source: Lipper Analytical Services, Inc. Lipper is a mutual fund performance monitor. The performance data and monthly rankings of the fund's peer group (Intermediate Municipal Debt Funds) are based on total returns with dividends and distributions reinvested and do not reflect sales charges.

(2) Morningstar proprietary ratings reflect historical risk-adjusted performance as of December 31, 2001. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three, five, and ten year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars and the next 22.5% receive four stars. As of December 31, 2001 the OFFIT National Municipal Fund received 5 stars for the 3 year period among 1,647 municipal bond funds.

                                      OFFIT
                             NATIONAL MUNICIPAL FUND

- ------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFIT National Municipal Fund at the trading commencement date of October 20, 1997 and held through December 31, 2001 as well as the performance of the Lehman Brothers 5 Year Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds over the same period. Past performance is not predictive of future performance.

[GRAPHIC OMITTED]

                                                                SINCE INCEPTION
                 TOTAL RETURN                    ONE YEAR     (OCTOBER 20, 1997)
- ---------------------------------------------   ----------    ----------------
OFFIT National Municipal Fund*                      6.79%             6.55%
Lehman Brothers 5 Year Municipal Bond Index         6.21%             5.28%
Lipper Intermediate Municipal Debt Funds            4.48%             4.48%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                      OFFIT
                             NATIONAL MUNICIPAL FUND

- ------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001


                                                                                               SHARES OR
                                                                                               PRINCIPAL         MARKET
                                                                                                 AMOUNT           VALUE
                                                                                             -------------   --------------
FLOATING RATE NOTES (3.1%)
 WATER & SEWER REVENUE (3.1%)
  NEW YORK (3.1%)
   New York City Municipal Water Financing Authority Water & Sewer System Revenue Bonds
    Series G (FGIC), 1.80%, 06/15/24, 1-Day Notes* .......................................    $  700,000      $   700,000
   New York City Municipal Water Financing Authority Water & Sewer System Revenue Bonds
    Series G (FGIC), 1.80%, 06/15/25, 1-Day Notes* .......................................       700,000          700,000
                                                                                                              -----------
   TOTAL FLOATING RATE NOTES (COST $1,400,000) ...........................................                      1,400,000
                                                                                                              -----------
MUNICIPAL BONDS (91.0%)
 EDUCATION REVENUE (14.9%)
  SOUTH CAROLINA (1.7%)
   Clemson University Revenue Bonds (AMBAC), 5.50%, 05/01/09 .............................       730,000          786,436
                                                                                                              -----------
  TEXAS (13.2%)
   University of Texas Revenue Bond Series B, 5.00%, 08/15/03 ............................     1,000,000        1,039,440
   University of Texas Revenue Bond Series B, 5.00%, 08/15/07 ............................     4,740,000        5,026,723
                                                                                                              -----------
                                                                                                                6,066,163
                                                                                                              -----------
                                                                                                                6,852,599
                                                                                                              -----------
 GENERAL OBLIGATIONS (46.6%)
  ARIZONA (2.1%)
   Phoenix, Arizona, 5.00%, 07/01/04 .....................................................       750,000          787,041
   Phoenix, Arizona, 5.10%, 07/01/05 .....................................................       150,000          160,557
                                                                                                              -----------
                                                                                                                  947,598
                                                                                                              -----------
  COLORADO (5.0%)
   Arapahoe County, Colorado School District, 5.25%, 12/15/06 ............................     1,675,000        1,795,533
   Denver, Colorado City & County Bond, 5.00%, 08/01/03 ..................................       500,000          519,885
                                                                                                              -----------
                                                                                                                2,315,418
                                                                                                              -----------
  CONNECTICUT (0.5%)
   Connecticut State Series A, 5.625%, 03/15/09 ..........................................       200,000          211,914
                                                                                                              -----------
  FLORIDA (0.8%)
   Dade County Florida School District (MBIA), 5.50%, 08/01/12 ...........................       350,000          376,117
                                                                                                              -----------
  GEORGIA (8.1%)
   Georgia State Series A, 4.00%, 07/01/04 ...............................................     3,630,000        3,723,545
                                                                                                              -----------
  ILLINOIS (0.4%)
   Illinois State, 5.375%, 05/01/05 ......................................................       150,000          158,941
                                                                                                              -----------
  LOUISIANA (1.2%)
   Louisiana State Series A, 6.00%, 05/01/12 .............................................       500,000          545,125
                                                                                                              -----------
  MARYLAND (3.6%)
   Baltimore County, Maryland Metropolitan District, 5.00%, 06/01/05 .....................     1,565,000        1,652,124
                                                                                                              -----------
  MASSACHUSETTS (0.6%)
   Massachusetts State Consolidated Loan Series C, 4.00%, 12/01/06 .......................       275,000          279,062
                                                                                                              -----------
  MICHIGAN (1.0%)
   Hanover Horton, Michigan School District (MBIA), 5.30%, 05/01/07 ......................       425,000          453,220
                                                                                                              -----------
  MISSISSIPPI (3.1%)
   Mississippi State Capital Improvements Series A, 4.90%, 08/01/05 ......................     1,365,000        1,420,433
                                                                                                              -----------
  MINNESOTA (2.2%)
   Minnesota State Refund & Various Purposes, 4.375%, 11/01/06 ...........................     1,000,000        1,032,300
                                                                                                              -----------
  NEW YORK (5.3%)
   New York City Series G, 5.75%, 02/01/06 ...............................................       400,000          426,496
   New York City Unrefunded Balance, 6.60%, 08/01/09 .....................................     1,965,000        2,037,410
                                                                                                              -----------
                                                                                                                2,463,906
                                                                                                              -----------


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                             NATIONAL MUNICIPAL FUND

- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                                DECEMBER 31, 2001


                                                                                                        SHARES OR
                                                                                                        PRINCIPAL         MARKET
                                                                                                          AMOUNT           VALUE
                                                                                                      -------------   --------------
MUNICIPAL BONDS (CONTINUED)
 GENERAL OBLIGATIONS (CONTINUED)
  NORTH CAROLINA (1.1%)
   Mecklenburg County, North Carolina Series B, 4.80%, 03/01/06 .....................................  $  475,000      $   497,339
                                                                                                                       -----------
  OHIO (3.9%)
   Ohio State Highway Capital Improvement Series F, 5.00%, 05/01/04 .................................   1,015,000        1,061,152
   Ohio State Infrastructure Improvement Series A, 5.25%, 08/01/09 ..................................     700,000          741,706
                                                                                                                       -----------
                                                                                                                         1,802,858
                                                                                                                       -----------
  PENNSYLVANIA (3.1%)
   Montgomery County, Pennsylvania Series B, 5.50%, 10/15/05 ........................................     245,000          263,546
   Pennsylvania State Series III, 4.25%, 12/01/03 ...................................................     310,000          320,453
   Pennsylvania State Series III, 4.50%, 12/01/06 ...................................................     800,000          828,192
                                                                                                                       -----------
                                                                                                                         1,412,191
                                                                                                                       -----------
  SOUTH CAROLINA (0.9%)
   South Carolina State Highway Series A, 4.50%, 10/01/04 ...........................................     400,000          416,948
                                                                                                                       -----------
  TENNESSEE (1.9%)
   Metropolitan Government Nashville & Davidson County Tennessee Series A, 5.125%, 11/15/07               350,000          370,636
   Metropolitan Government Nashville & Davidson County Tennessee Series A & B, 5.25%, 10/15/06            490,000          523,687
                                                                                                                       -----------
                                                                                                                           894,323
                                                                                                                       -----------
  TEXAS (0.9%)
   Lewisville, Texas School District (PSFG), 6.55%, 08/15/03 ........................................     400,000          427,032
                                                                                                                       -----------
  UTAH (0.3%)
   Nebo, Utah School District (FGIC), 5.75%, 06/15/12 ...............................................     150,000          160,026
                                                                                                                       -----------
  WISCONSIN (0.6%)
   Wisconsin State Series II, 5.00%, 05/01/05 .......................................................     250,000          262,382
                                                                                                                       -----------
                                                                                                                        21,452,803
                                                                                                                       -----------
 HOUSING (3.9%)
  TEXAS (3.9%)
   Texas State Veterans Housing Assistance Fund II Series A (AMT), 4.70%, 06/01/04 ..................     500,000          515,130
   Texas State Veterans Housing Assistance Fund II Series C (AMT), 5.60%, 06/01/09 ..................     415,000          435,738
   Texas State Veterans Housing Assistance Fund II Series C (AMT), 5.75%, 06/01/11 ..................     670,000          711,788
   Texas State Veterans Housing Assistance Fund II Series C (AMT), 5.90%, 12/01/14 ..................     130,000          137,600
                                                                                                                       -----------
                                                                                                                         1,800,256
                                                                                                                       -----------
 POWER AUTHORITY REVENUE (3.2%)
  ARIZONA (3.2%)
   Salt River Project Arizona Agriculture Improvement & Power District Revenue Series C, 4.50%,
     01/01/04 .......................................................................................    1,000,000        1,031,140
   Salt River Project Arizona Agriculture Improvement & Power District Revenue Series C, 4.60%,
     01/01/05 .......................................................................................     450,000          465,885
                                                                                                                       -----------
                                                                                                                         1,497,025
                                                                                                                       -----------
 PREREFUNDED# (6.9%)
  FLORIDA (1.9%)
   Florida State Board of Education Capital Outlay Series C, 5.85%, 06/01/18 -- 06/01/03 ............     300,000          317,961
   Florida State Board of Education Capital Outlay Series E, 5.75%, 06/01/19 -- 06/01/04 ............     225,000          242,179
   Florida State Board Public Education Series B, 5.800%, 06/01/19 -- 06/01/05 ......................     275,000          299,813
                                                                                                                       -----------
                                                                                                                           859,953
                                                                                                                       -----------
  GEORGIA (0.5%)
   Municipal Electric Authority Georgia Project I Series A (AMBAC), 6.50%, 01/01/26 -- 01/01/04 .....     220,000          240,049
                                                                                                                       -----------


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                             NATIONAL MUNICIPAL FUND

- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                                DECEMBER 31, 2001


                                                                                                        SHARES OR
                                                                                                        PRINCIPAL         MARKET
                                                                                                          AMOUNT           VALUE
                                                                                                      -------------   --------------
MUNICIPAL BONDS (CONTINUED)
 PREREFUNDED# (CONTINUED)
  PENNSYLVANIA (2.3%)
   Pennsylvania Intergovernmental Cooperative Authority City of Philadelphia Funding Program, 5.35%,
    06/15/07 -- 06/15/03 ............................................................................  $  250,000      $   260,935
   Pennsylvania Intergovernmental Cooperative Authority City of Philadelphia Funding Program, 5.60%,
    06/15/15 -- 06/15/03 ............................................................................     750,000          785,460
                                                                                                                       -----------
                                                                                                                         1,046,395
                                                                                                                       -----------
  WISCONSIN (2.2%)
   Wisconsin State Series A, 5.00%, 05/01/04 -- 05/01/03 ............................................   1,000,000        1,035,540
                                                                                                                       -----------
                                                                                                                         3,181,937
                                                                                                                       -----------
 SALES TAX REVENUE (0.3%)
  NEW YORK (0.3%)
   New York City Transitional Finance Authority Tax Revenue Bonds Series C, 5.25%, 02/01/07 .........     150,000          158,414
                                                                                                                       -----------
 SPECIAL TAXING DISTRICT (0.6%)
  CONNECTICUT (0.6%)
   Connecticut State Special Tax Obligation Revenue, 6.00%, 02/15/04 ................................     250,000          256,028
                                                                                                                       -----------
 TRANSPORTATION REVENUE (9.0%)
  COLORADO (5.5%)
   Denver, Colorado City & County Airport Revenue Series A (AMBAC) (AMT), 6.00%, 11/15/15 ...........   2,400,000        2,526,576
                                                                                                                       -----------
  ILLINOIS (1.4%)
   Regional Transportation Authority Illinois Series A (FGIC), 5.00%, 07/01/05 ......................     600,000          629,118
                                                                                                                       -----------
  NEW YORK (0.4%)
   New York State Thruway Authority Highway & Bridge Revenue Bonds Series A (AMBAC), 5.375%, 04/01/05     200,000          213,008
                                                                                                                       -----------
  WISCONSIN (1.7%)
   Wisconsin State Transportation Revenue Reference Series A, 5.50%, 07/01/09 .......................     725,000          777,389
                                                                                                                       -----------
                                                                                                                         4,146,091
                                                                                                                       -----------
 WATER & SEWER (5.6%)
  ALABAMA (2.6%)
   Birmingham, Alabama Water and Sewer Revenue, 5.50%, 01/01/20 .....................................   1,100,000        1,179,068
                                                                                                                       -----------
  GEORGIA (1.7%)
   Cobb County, Georgia Water and Sewer Revenue Series A, 5.20%, 07/01/05 ...........................     600,000          631,320
   Gwinnett County, Georgia Water & Sewer Authority Revenue, 4.50%, 08/01/03 ........................     175,000          180,754
                                                                                                                       -----------
                                                                                                                           812,074
                                                                                                                       -----------
  NEW MEXICO (0.7%)
   Albuquerque, New Mexico Joint Water & Sewer System Revenue, 6.00%, 07/01/06 ......................     300,000          328,196
                                                                                                                       -----------
  OHIO (0.6%)
   Ohio State Water Development Authority Revenue, 5.90%, 12/01/21 ..................................     250,000          275,170
                                                                                                                       -----------
                                                                                                                         2,594,508
                                                                                                                       -----------
   TOTAL MUNICIPAL BONDS (COST $41,753,758) .........................................................                   41,939,661
                                                                                                                       -----------
AGENCY OBLIGATION (4.0%)
   Federal Home Loan Bank Discount Note, 1.43%, 01/02/02 ............................................   1,850,000        1,850,000
                                                                                                                       -----------
   TOTAL AGENCY OBLIGATION (COST $1,850,000) ........................................................                    1,850,000
                                                                                                                       -----------


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                             NATIONAL MUNICIPAL FUND

- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                                DECEMBER 31, 2001


                                                                            SHARES OR
                                                                            PRINCIPAL          MARKET
                                                                              AMOUNT           VALUE
                                                                          -------------   ---------------
MUTUAL FUNDS (4.8%)
   Dreyfus Tax Exempt Cash Management Money Market Fund ...............    $1,120,052      $  1,120,052
   The J.P. Morgan Institutional Service Tax Exempt Cash Fund .........     1,097,132         1,097,132
                                                                                           ------------
   TOTAL MUTUAL FUNDS (COST $2,217,184) ...............................                       2,217,184
                                                                                           ------------
   TOTAL INVESTMENTS (COST $47,220,942)(+) -- 102.9% ..................                      47,406,845
   LIABILITIES IN EXCESS OF OTHER ASSETS (2.9)% .......................                      (1,330,455)
                                                                                           ------------
   TOTAL NET ASSETS -- 100.0% .........................................                    $ 46,076,390
                                                                                           ============

- ------------
+ Represents cost for Federal income tax purposes and differs from value by net unrealized appreciation of securities:


             Unrealized appreciation .............    $  324,949
             Unrealized depreciation .............      (139,046)
                                                      ----------
            Net unrealized appreciation ..........    $  185,903
                                                      ==========

*     Interest rate shown is the rate in effect at December 31, 2001.

AMBAC   --   AMBAC Indemnity Corporation
AMT     --   Interest on securities subject to Federal Alternative Minimum Tax
FGIC    --   Insured by Financial Guaranty Insurance Corporation
MBIA    --   Municipal Bond Insurance Association
PSFG    --   Permanent School Fund Guaranty


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                         U.S. GOVERNMENT SECURITIES FUND

- ------------------------------------------------------------------------------

The total return for the U.S. Government Securities Fund was 5.05% for the second half of 2001 and 7.41% for the year. In comparison, the Merrill Lynch 1--10 year U.S. Treasury/Agency Index returned 4.77% and 8.33%, respectively. The Merrill Lynch 5 year Treasury Index returned 4.92% and 7.50% for the same respective periods. As measured by Lipper, Inc.(1), the Fund ranked 45 out of 121 funds with similar investment objectives for 2001. On a 3-year basis, the fund ranked 31 out of 105 funds. As of December 31, 2001, the Fund's net asset value was $10.24 and its 30-day SEC yield was 3.90%. The average maturity of the Fund was 4.1 years, with a 3.5 year duration.

Through much of the past year, the Fund was positioned to profit from falling interest rates. The reason for underperforming the 1--10 year Index is that the yield curve steepened in such a way that 2-year Treasury yields fell 210 basis points to 3.0% but 10-year yields remained essentially unchanged at 5.0%. On a performance basis, 1--3 year Treasurys had an 8.3% total return, compared with 6.9% from 7--10 year Treasurys.

Looking forward, opinion on the shape and speed of recovery is mixed. Market participants who are more pessimistic point to remaining debt overhangs in household and corporate balance sheets, overinvestment in new technology, and an equity market overvalued by most historic standards. The more optimistic focus on rapid money growth, a positive yield curve, and lower energy costs -- a reversal of the factors that created the recession. There are, in addition, already enacted tax cuts and promised increases in federal spending, particularly for defense. There is also the likelihood of an $80 billion stimulus package being passed in the first quarter.

Our view is that the force of monetary and fiscal policy being brought to bear on the economy will induce recovery. Our confidence in this outlook is underscored by the extent of inventory liquidations, layoffs and balance sheet corrections that were well underway prior to September 11 and accelerated after that date. Interest rates, we believe, have put in their cyclical lows. Although the trend for interest rates now points up, the trend will follow a jagged pattern as markets act and react to the mixed picture that data typically portray at economic turning points.

The Fund reflects this view by having an average duration shorter than the benchmark 1-10 year Index and an overweight position in Agency debt relative to Treasurys. In achieving this duration, the portfolio is specifically underweight in the 7-to-10 year part of the curve but has a longer duration than the Index in the 1-to-3 year maturities.



Steven Blitz                                                       Isaac Frankel

January 19, 2002



(1) Source: Lipper Analytical Services, Inc. Lipper is a mutual fund performance monitor. The performance data and monthly rankings of the fund's peer group (Intermediate U.S. Government Funds) are based on total returns with dividends and distributions reinvested and do not reflect sales charges.

                                      OFFIT
                         U.S. GOVERNMENT SECURITIES FUND

- ------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFIT U.S. Government Securities Fund at the trading commencement date of July 1, 1997 and held through December 31, 2001 as well as the performance of the Merrill Lynch 5 Year U.S. Treasury Index and Merrill Lynch 1-10 Year U.S. Treasury/Agency Index over the same period. Past performance is not predictive of future performance.

[GRAPHIC OMITTED]
                                                               SINCE INCEPTION
                 TOTAL RETURN                     ONE YEAR     (JULY 1, 1997)
- ----------------------------------------------   ----------   ----------------
OFFIT U.S. Government Securities Fund*               7.41%           6.99%
Merrill Lynch 5 Year U.S. Treasury Index             7.50%           6.98%
Merrill Lynch 1-10 Year U.S. Treasury/Agency         8.33%           7.22%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                      OFFIT
                         U.S. GOVERNMENT SECURITIES FUND

- ------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001


                                                                               SHARES OR
                                                                               PRINCIPAL          MARKET
                                                                                AMOUNT            VALUE
                                                                            --------------   ---------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (2.6%)
  Federal Home Loan Mortgage Corp. 5.50%, 07/15/06 ......................    $ 1,000,000       $ 1,027,697
                                                                                               -----------
  TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (COST $1,055,775).........                        1,027,697
                                                                                               -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (47.9%)
  Federal National Mortgage Assoc., 4.375%, 10/15/06 ....................     10,000,000         9,790,900
  Federal National Mortgage Assoc., 5.375%, 11/15/11 ....................      4,000,000         3,878,464
  Federal National Mortgage Assoc., 6.50%, 08/15/04 .....................      5,200,000         5,563,163
                                                                                               -----------
  TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST $19,290,347).........                       19,232,527
                                                                                               -----------
U.S. TREASURY NOTES (49.1%)
  Notes, 3.00%, 11/03/03 ................................................      8,900,000         8,906,257
  Notes, 4.75%, 11/15/08 ................................................      1,970,000         1,962,305
  Notes, 5.00%, 08/15/11 ................................................        600,000           598,500
  Notes, 5.875%, 11/15/04 ...............................................      7,810,000         8,269,447
                                                                                               -----------
  TOTAL U.S. TREASURY NOTES (COST $19,802,206)...........................                       19,736,509
                                                                                               -----------
COMMERCIAL PAPER (0.5%)
  Philip Morris Capital Corp., 1.68%, 01/02/02 ..........................        220,000           220,000
                                                                                               -----------
  TOTAL COMMERCIAL PAPER (COST $220,000).................................                          220,000
                                                                                               -----------
MONEY MARKET FUND (0.1%)
  Bank of New York Cash Reserve .........................................         38,955            38,955
                                                                                               -----------
  TOTAL MONEY MARKET FUND (COST $38,955).................................                           38,955
                                                                                               -----------
  TOTAL INVESTMENTS (COST $40,407,283) (+) -- 100.2%.....................                       40,255,688
  LIABILITIES IN EXCESS OF OTHER ASSETS (0.2%) ..........................                          (63,725)
                                                                                               -----------
  TOTAL NET ASSETS -- 100.0% ............................................                      $40,191,963
                                                                                               ===========

- ------------
+ At December 31, 2001, the cost for Federal income tax purposes was $40,407,435 and differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation .............     $    64,675
   Unrealized depreciation .............        (216,422)
                                             -----------
  Net unrealized depreciation ..........     $  (151,747)
                                             ===========


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                            MORTGAGE SECURITIES FUND

- ------------------------------------------------------------------------------

The total return of the Mortgage Securities Fund was 4.25% for the second half of 2001 and 7.54% for the entire year. By comparison, the Merrill Lynch Mortgage Master Index had returns of 4.41% for the second half of 2001 and 8.14% for the full year. The Lipper U.S. Mortgage Funds Average had returns of 4.19% and 7.63%, respectively. As of December 31, 2001, the Fund's net asset value was $10.24 and the 30-day SEC yield was 5.32%.

In the second half of 2001, the Fund provided protection of principal value and an attractive income level in a period of very volatile market activity. Interest rates fell during the summer of 2001 and fell even more sharply in the aftermath of the September 11 terrorist attack. The ten-year Treasury yield fell to its low level of 4.25% by October 31, and the NAV of the Fund rallied with the rest of the market to a high of $10.51. We believe these yields are the lowest levels that we will see during this economic cycle and that the few weeks immediately after the terrorist attack were times of the greatest pessimism about an economic recovery.

Economic reports released in November indicated that the economy had not come to a dead stop and renewed confidence that the fiscal, monetary, and business retrenchment policies already in place would eventually lead to a recovery. Interest rates rose to roughly 5.0% on ten-year Treasury issues and the NAV of the Fund fell back to $10.24.

Although the mortgage market and the Fund clearly moved in synchrony with the Treasury market throughout 2001, we expected extra total return from the higher yield of mortgages in compensation for accepting prepayment risk. Unfortunately, in the extraordinary volatility of events and interest rates last year, mortgages had almost identical total returns to intermediate Treasurys. The Merrill Lynch Mortgage Index actually had a slightly lower return than the Merrill Lynch 3-5 year Treasury Index (8.14% vs. 8.47%). Furthermore, our strategy of keeping the Fund's duration longer than the Mortgage Index duration was not successful as longer duration securities generally had worse returns than shorter duration bonds. For example, the Merrill Lynch 3-5 year Treasury Index had a return of 8.47% for 2001 while the 7-10 year Treasury Index had a return of 6.87%.

Looking forward, we believe that the trend of interest rates is upward. The trend will form a jagged pattern as markets act and react to the mix of news that is typically reported at economic turning points. In this environment, we have started to shorten the duration of the Fund relative to the mortgage market as a whole by buying issues with higher coupons, higher dollar prices, and shorter expected maturities. Once again we are expecting attractive total returns relative to other bond market sectors based on the extra yield offered by mortgage securities.

The investments in the Fund are 73% in pass-through pools guaranteed by FNMA or Federal Home Loan Mortgage Corporation, 25% in GNMA-guaranteed mortgage pass-through pools, and 2% in cash equivalents. Eighty-nine percent of the Fund's investments were originally issued as thirty-year residential mortgages and 38% are priced at a substantial premium to par value. The average maturity of the Fund is approximately 4.4 years and the duration is 3.5 years.



Steven Blitz                                                      Isaac Frankel

January 19, 2002

                                      OFFIT
                            MORTGAGE SECURITIES FUND

- ------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFIT Mortgage Securities Fund at the trading commencement date of July 1, 1997 and held through December 31, 2001 as well as the performance of the Merrill Lynch Mortgage Master Index and the Lipper U.S. Mortgage Funds Average over the same period. Past performance is not predictive of future performance.

[GRAPHIC OMITTED]

                                                             SINCE INCEPTION
                    TOTAL RETURN                ONE YEAR     (JULY 1, 1997)
       -------------------------------------   ----------   ----------------
       OFFIT Mortgage Securities Fund*             7.54%           6.84%
       Merrill Lynch Mortgage Master Index         8.14%           7.36%
       Lipper U.S. Mortgage Funds Average          7.63%           6.69%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                      OFFIT
                            MORTGAGE SECURITIES FUND

- ------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001


                                                                                SHARES OR
                                                                                PRINCIPAL          MARKET
                                                                                 AMOUNT             VALUE
                                                                             --------------   ----------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (28.0%)
  Federal Home Loan Mortgage Corp., 6.00%, 04/01/03 to 05/01/31 ..........    $11,506,146      $  11,394,854
  Federal Home Loan Mortgage Corp., 6.50%, 05/01/26 to 10/01/31 ..........      8,562,162          8,588,134
  Federal Home Loan Mortgage Corp., 7.50%, 01/01/18 ......................        124,158            129,125
  Federal Home Loan Mortgage Corp., 8.00%, 11/01/28 to 07/01/30 ..........      2,175,120          2,291,000
                                                                                               -------------
  TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (COST $22,109,342) ........                        22,403,113
                                                                                               -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (45.2%)
  Federal National Mortgage Assoc., 6.00%, 03/01/13 to 09/01/13 ..........      2,721,440          2,747,215
  Federal National Mortgage Assoc., 6.50%, 11/01/03 to 09/01/31 ..........     17,027,367         17,084,639
  Federal National Mortgage Assoc., 7.00%, 07/01/29 to 11/01/31 ..........      8,549,218          8,721,253
  Federal National Mortgage Assoc., 7.50%, 12/01/29 ......................      1,937,198          2,004,396
  Federal National Mortgage Assoc., 8.00%, 10/01/26 to 09/01/29 ..........      4,657,920          4,919,872
  Federal National Mortgage Assoc., 8.50%, 05/01/20 to 08/01/29 ..........        736,988            788,949
                                                                                               -------------
  TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST $36,166,766) .........                        36,266,324
                                                                                               -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (24.9%)
  Government National Mortgage Assoc., 6.00%, 02/15/09 to 03/15/31 .......      8,499,917          8,400,309
  Government National Mortgage Assoc., 7.00%, 09/15/25 to 01/24/31 .......      7,909,403          8,085,950
  Government National Mortgage Assoc., 8.00%, 06/15/26 to 08/15/30 .......      2,041,817          2,151,014
  Government National Mortgage Assoc., 9.00%, 09/15/25 to 02/15/30 .......      1,212,556          1,294,394
                                                                                               -------------
  TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (COST $19,664,747) ......                        19,931,667
                                                                                               -------------
COMMERCIAL PAPER (7.5%)
  Cargill Global Fund PLC, 1.73%, 01/02/02 ...............................      3,015,000          3,015,000
  Philip Morris Capital Corp., 1.68%, 01/02/02 ...........................      3,015,000          3,015,000
                                                                                               -------------
  TOTAL COMMERCIAL PAPER (COST $6,030,000) ...............................                         6,030,000
                                                                                               -------------
  TOTAL INVESTMENTS (COST $83,970,855)(+) -- 105.6% ......................                        84,631,104
  LIABILITIES IN EXCESS OF OTHER ASSETS (5.6%) ...........................                        (4,462,105)
                                                                                               -------------
  TOTAL NET ASSETS -- 100.0% .............................................                     $  80,168,999
                                                                                               =============

- ------------
+ Represents cost for Federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                 Unrealized appreciation .............    $  997,375
                 Unrealized depreciation .............      (337,126)
                                                          ----------
                Net unrealized appreciation ..........    $  660,249
                                                          ==========


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                                TOTAL RETURN FUND

- ------------------------------------------------------------------------------

The Total Return Fund had a return of 2.17% for the second half of 2001 and 4.96% for the year. In comparison, the Lehman Brothers Aggregate Bond Index returned 4.66% and 8.42%, respectively. Since its inception in June 2000, the Fund has had an average annual return of 8.05% compared with 10.57% for the Lehman Brothers Aggregate Bond Index. As of December 31, 2001, the Fund's net asset value was $10.04 and its 30-day SEC yield was 5.10%. The average maturity of the Fund was 4.8 years, with a 3.8 year duration.

Through much of the past year, the Fund was positioned to profit from falling interest rates and the narrowing of credit spreads that typically occurs during this stage of the business cycle. One reason for underperformance is that the yield curve steepened but in an unexpected manner. The 2-year Treasury yields fell 210 basis points to 3.0%, but 10-year yields remained essentially unchanged at 5.0%. On a performance basis, 1--3 year Treasurys had an 8.3% total return compared with 6.9% from 7--10 year Treasurys. The second problem was the poor performance of the high yield market. In reaction to the economic concerns that grew from the attack on September 11, the more than 6% year-to-date gains in the OFFIT High Yield Fund were wiped out. By year's end, the fund had managed to earn above a 4% total return. This is where the Total Return Fund put most of its corporate credit position. In contrast, investment grade corporate bonds returned 10.3% for the year.

Looking forward, opinion on the shape and speed of recovery is mixed. Market participants who are more pessimistic point to remaining debt overhangs in household and corporate balance sheets, overinvestment in new technology, and an equity market overvalued by most historic standards. The more optimistic focus on rapid money growth, a positive yield curve, and lower energy costs--a reversal of the factors that created the recession. There are, in addition, already enacted tax cuts and promised increases in federal spending, particularly for defense. There is also the likelihood of an $80 billion stimulus package being passed in the first quarter.

Our view is that the force of monetary and fiscal policy being brought to bear on the economy will induce recovery. Our confidence in this outlook is underscored by the extent of inventory liquidations, layoffs and balance sheet corrections that were well underway prior to September 11 and accelerated after that date. Interest rates, we believe, have put in their cyclical lows.

Although the trend for interest rates now points up, the trend will follow a jagged pattern as markets act and react to the mixed picture that data typically portray at economic turning points. On a cyclical basis, Treasurys can be expected to underperform in this environment, as they did last year. On a longer-run basis, the return of budget deficits for at least the next several years reduces the scarcity value of Treasurys and allows non-Treasurys, specifically corporates and mortgage pass-thrus, to outperform on a relative basis.

The improving economy and better overall credit quality of the high yield market should finally provide strong relative returns in 2002.

Despite a weakening global economic picture in 2001, the emerging debt market proved itself more mature and stable. The problems in Argentina, for example, have not spread to other markets, particularly to Brazil and Mexico -- where the OFFIT Emerging Markets Bond Fund investments are concentrated. In light of an improving US economy bolstered by low yield levels, emerging economies should improve in 2002 and their higher yielding debt should attract sufficient investment flows. Emerging market yields are currently running at over 13%.



Steven Blitz                                                       Isaac Frankel

January 19, 2002

                                      OFFIT
                                TOTAL RETURN FUND

- ------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFIT Total Return Fund at the trading commencement date of June 22, 2000 and held through December 31, 2001 as well as the performance of the Lehman Brothers Aggregate Bond Index over the same period.

[GRAPHIC OMITTED]

                                                       SINCE INCEPTION
             TOTAL RETURN                 ONE YEAR     (JUNE 22, 2000)
- --------------------------------------   ----------   -----------------
OFFIT Total Return Fund*                     4.96%           8.05%
Lehman Brothers Aggregate Bond Index         8.42%          10.57%

* Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Index shown for comparative purposes only, and is not available for investment. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                      OFFIT
                                TOTAL RETURN FUND

- ------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001


                                                                                SHARES OR
                                                                                PRINCIPAL         MARKET
                                                                                  AMOUNT           VALUE
                                                                             ---------------   ------------
CORPORATE BONDS (24.4%)
 CHEMICAL (1.6%)
  Dow Chemical Corp., 5.25%, 05/14/04 ....................................     $  100,000       $  102,899
                                                                                                ----------
 ELECTRIC SERVICES (3.0%)
  Appalachian Power Co., 6.80%, 03/01/06 .................................        100,000          103,299
  Southwestern Public Service, 5.125%, 11/01/06 ..........................        100,000           98,319
                                                                                                ----------
                                                                                                   201,618
                                                                                                ----------
 FINANCIAL SERVICES (15.7%)
  Bank of America Corp., 7.40%, 01/15/11 .................................        100,000          107,222
  Bank One Corp., 7.875%, 08/01/10 .......................................        100,000          110,111
  CIT Group, Inc., 7.625%, 08/16/05 ......................................         50,000           53,725
  Duke Capital Corp., 7.25%, 10/01/04 ....................................         50,000           53,359
  Ford Motor Credit Corp., 6.875%, 02/01/06 ..............................        100,000          100,144
  General Motors Acceptance Corp., 6.75%, 01/15/06 .......................        100,000          101,647
  J.P. Morgan Chase & Co., 6.75%, 02/01/11 ...............................        100,000          102,368
  John Deere Capital Corp., 5.125%, 10/19/06 .............................        100,000           97,308
  Suntrust Banks Inc., 7.375%, 07/01/06 ..................................        100,000          108,103
  Verizon Global Funding Corp., 7.25%, 12/01/10 ..........................        100,000          107,114
  Wells Fargo Bank N.A., 6.45%, 02/01/11 .................................        100,000          102,105
                                                                                                ----------
                                                                                                 1,043,206
                                                                                                ----------
 RETAIL (1.5%)
  Sears Roebuck Acceptance Corp., 7.00%, 02/01/11 ........................        100,000          101,520
                                                                                                ----------
 TELECOMMUNICATIONS (2.6%)
  BellSouth Corp., 5.00%, 10/15/06 .......................................        100,000           99,260
  U.S. West Communication, 7.20%, 11/01/04 ...............................         75,000           76,509
                                                                                                ----------
                                                                                                   175,769
                                                                                                ----------
  TOTAL CORPORATE BONDS (COST $1,626,513).................................                       1,625,012
                                                                                                ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (25.5%)
  Government National Mortgage Assoc., 6.00%, 09/15/16 ...................        162,414          163,988
  Government National Mortgage Assoc., 6.00%, 06/15/31 ...................        179,074          175,829
  Government National Mortgage Assoc., 6.00%, 09/15/31 ...................        169,413          166,343
  Government National Mortgage Assoc., 6.50%, 08/15/16 ...................        291,140          298,965
  Government National Mortgage Assoc., 6.50%, 03/15/31 ...................        330,111          331,659
  Government National Mortgage Assoc., 6.50%, 08/15/31 ...................        199,240          200,175
  Government National Mortgage Assoc., 6.50%, 08/15/31 ...................        169,531          170,327
  Government National Mortgage Assoc., 7.50%, 05/15/31 ...................         99,155          102,564
  Government National Mortgage Assoc., 8.00%, 10/15/30 ...................         86,069           90,077
                                                                                                ----------
  TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (COST $1,709,295)........                       1,699,927
                                                                                                ----------
MUTUAL FUNDS (16.0%)
  OFFIT Emerging Markets Bond Fund -- Select Shares ......................         23,414(1)       191,992
  OFFIT High Yield Fund -- Select Shares .................................        117,332(1)       877,644
                                                                                                ----------
  TOTAL MUTUAL FUNDS (COST $1,164,955)....................................                       1,069,636
                                                                                                ----------
U.S. TREASURY NOTES (26.9%)
  Notes, 4.75%, 11/15/08 .................................................        200,000          199,219
  Notes, 5.25%, 05/15/04 .................................................        200,000          208,531
  Notes, 5.75%, 11/15/05 .................................................      1,000,000        1,056,445
  Notes, 6.625%, 05/15/07 ................................................        300,000          329,742
                                                                                                ----------
  TOTAL U.S. TREASURY NOTES (COST $1,799,349).............................                       1,793,937
                                                                                                ----------


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                                TOTAL RETURN FUND

- ------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                                DECEMBER 31, 2001


                                                              SHARES OR
                                                              PRINCIPAL        MARKET
                                                                AMOUNT         VALUE
                                                             -----------   -------------
COMMERCIAL PAPER (6.0%)
  Philip Morris Capital Corp., 1.68%, 01/02/02 ...........    $400,000      $  400,000
                                                                            ----------
  TOTAL COMMERCIAL PAPER (COST $400,000)..................                     400,000
                                                                            ----------
MONEY MARKET FUND (0.7%)
  Bank of New York Cash Reserve ..........................      50,260          50,260
                                                                            ----------
  TOTAL MONEY MARKET FUND (COST $50,260)..................                      50,260
                                                                            ----------
  TOTAL INVESTMENTS (COST $6,750,372)(+) -- 99.5%.........                   6,638,772
  OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5% ..........                      33,746
                                                                            ----------
  TOTAL NET ASSETS -- 100.0% .............................                  $6,672,518
                                                                            ==========

- ------------
+ At December 31, 2001, the cost for Federal income tax purposes was $6,756,783 and differs from value by net unrealized depreciation of securities as follows:

               Unrealized appreciation .............    $   22,526
               Unrealized depreciation .............      (140,537)
                                                        ----------
              Net unrealized depreciation ..........    $ (118,011)
                                                         ==========

(1)   Represents an investment in an affiliate.


    The accompanying notes are an integral part of the financial statements.

                 (This page has been left blank intentionally.)

                         THE OFFIT INVESTMENT FUND, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001


                                                                                                                    EMERGING
                                                                                                      HIGH           MARKETS
                                                                                                YIELD FUND         BOND FUND
                                                                                            --------------     -------------
ASSETS:
 Investments, at market value (1) ........................................................  $  798,164,597     $ 126,053,462
 Cash ....................................................................................              --                --
 Interest and dividends receivable .......................................................      19,415,675         3,967,426
 Receivable for capital shares sold ......................................................         576,667             2,000
 Receivable for investment securities sold ...............................................              --                --
 Net unrealized appreciation on forward foreign currency contracts (Note 2) ..............          22,916                --
 Deferred organization expenses ..........................................................              --                --
 Prepaid expenses and other assets .......................................................          24,687            15,824
                                                                                            --------------     -------------
  Total Assets ...........................................................................     818,204,542       130,038,712
                                                                                            --------------     -------------
LIABILITIES:
 Dividends payable .......................................................................       2,408,775         1,102,713
 Payable for investment securities purchased .............................................              --                --
 Payable for capital shares redeemed .....................................................       2,935,362           431,368
 Investment advisory fees payable ........................................................         525,529            97,068
 Custody fees payable ....................................................................          45,403            14,051
 Professional fees payable ...............................................................         223,844            34,251
 Administration fees payable .............................................................          75,388            10,246
 Other payables and accrued expenses .....................................................         271,652             9,167
                                                                                            --------------     -------------
  Total Liabilities ......................................................................       6,485,953         1,698,864
                                                                                            --------------     -------------
 Net Assets: .............................................................................  $  811,718,589     $ 128,339,848
                                                                                            ==============     =============
 NET ASSETS CONSIST OF:
 Shares of capital stock, $0.001 par value per share......................................  $      108,123     $      15,654
 Additional paid--in capital .............................................................   1,216,736,169       203,694,521
 Distributions in excess of net investment income ........................................        (777,591)       (1,427,008)
 Accumulated undistributed net investment income. ........................................              --                --
 Accumulated undistributed net realized gains (loss) on investments and foreign currency      (214,870,332)      (52,426,930)
  transactions
 Net unrealized appreciation (depreciation) of investments and foreign currency               (189,477,780)      (21,516,389)
                                                                                            --------------     -------------
  transactions
 NET ASSETS ..............................................................................  $  811,718,589     $ 128,339,848
                                                                                            ==============     =============
SELECT SHARES:
 NET ASSETS ..............................................................................  $  773,536,149     $ 128,339,749
                                                                                            ==============     =============
 SHARES OF CAPITAL STOCK OUTSTANDING .....................................................     103,420,804        15,654,324
                                                                                            ==============     =============
 NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE) ...............................  $         7.48     $       8.20
                                                                                            ==============     =============
MSD&T SHARES:
 NET ASSETS ..............................................................................  $   33,016,168
                                                                                            ==============
 SHARES OF CAPITAL STOCK OUTSTANDING .....................................................       4,011,936
                                                                                            ==============
 NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE) ...............................  $         8.23
                                                                                            ==============
ADVISOR SHARES:
 NET ASSETS ..............................................................................  $    5,166,272     $          99
                                                                                            ==============     =============
 SHARES OF CAPITAL STOCK OUTSTANDING .....................................................         690,191                12
                                                                                            ==============     =============
 NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE) ...............................  $         7.49     $        8.21*
                                                                                            ==============     =============
(1) Investments at cost ..................................................................  $  987,651,443     $ 147,569,851
                                                                                            ==============     =============

- ------------
* Exact net assets and shares outstanding at December 31, 2001 were $99.14 and 12.077, respectively.


    The accompanying notes are an integral part of the financial statements

                         THE OFFIT INVESTMENT FUND, INC.
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)


                                                                          U.S.
                     NEW YORK       CALIFORNIA         NATIONAL     GOVERNMENT        MORTGAGE        TOTAL
LATIN AMERICA       MUNICIPAL        MUNICIPAL        MUNICIPAL     SECURITIES      SECURITIES       RETURN
  EQUITY FUND            FUND             FUND             FUND           FUND            FUND         FUND
- -------------    ------------     ------------     ------------    -----------    ------------   ----------

$   5,944,699    $ 96,380,803     $ 18,896,035     $ 47,406,845    $40,255,688    $ 84,631,104   $6,638,772
           --             107               --               --             --              --           --
       30,662       1,349,099          262,604          594,637        364,618         429,129       68,770
        1,000         212,052          743,496           75,000             --         103,337           --
       96,541       5,937,099               --          513,266         14,000              --           --
           --              --               --               --             --              --           --
           --              --            2,165            5,344          2,118           2,118           --
        4,879           4,141            1,161            6,891          3,737           8,884       12,010
- -------------    ------------     ------------     ------------    -----------    ------------   ----------
    6,077,781     103,883,301       19,905,461       48,601,983     40,640,161      85,174,572    6,719,552
- -------------    ------------     ------------     ------------    -----------    ------------   ----------
      400,925         319,468               --          408,650        423,420         143,802       42,444
           --              --          107,528        2,090,452             --       4,067,889           --
           --       1,575,119               --               --             --         710,813           --
        6,655          18,106            3,793            5,720          3,620          12,498        2,418
        5,096           4,029            1,030            2,168          2,709           3,386          226
        2,254          21,156            4,303            8,337         10,374          14,363          980
           --           8,379               --            4,077          3,320           6,532           --
        1,363           9,415            3,742            6,189          4,755          46,290          966
- -------------    ------------     ------------     ------------    -----------    ------------   ----------
      416,293       1,955,672          120,396        2,525,593        448,198       5,005,573       47,034
- -------------    ------------     ------------     ------------    -----------    ------------   ----------
$   5,661,488    $101,927,629     $ 19,785,065     $ 46,076,390    $40,191,963    $ 80,168,999   $6,672,518
=============    ============     ============     ============    ===========    ============   ==========
$         839    $      9,466     $      1,866     $      4,343    $     3,924    $      7,830   $      665
   25,965,846     101,150,326       19,477,392       45,779,278     40,148,594      80,705,663    6,775,038
           --              --               --               --             --              --          (25)
       53,908              --               --               --             --          18,673           --
  (19,927,022)        (77,177)           6,452          106,866        191,040      (1,223,416)       8,440
     (432,083)        845,014          299,355          185,903       (151,595)        660,249     (111,600)
- -------------    ------------     ------------     ------------    -----------    ------------   ----------
$   5,661,488    $101,927,629     $ 19,785,065     $ 46,076,390    $40,191,963    $ 80,168,999   $6,672,518
=============    ============     ============     ============    ===========    ============   ==========
$   5,661,488    $101,878,018     $ 19,785,065     $ 46,076,390    $40,191,963    $ 80,168,999   $6,672,518
=============    ============     ============     ============    ===========    ============   ==========
      838,824       9,461,227        1,866,442        4,343,248      3,923,841       7,830,424      664,757
=============    ============     ============     ============    ===========    ============   ==========
$        6.75    $      10.77     $      10.60     $      10.61    $     10.24    $      10.24   $    10.04
=============    ============     ============     ============    ===========    ============   ==========
                 $     49,611
                 ============
                        4,605
                 ============
                 $      10.77
                 ============
$   6,373,068    $ 95,535,789     $ 18,596,680     $ 47,220,942    $40,407,283    $ 83,970,855   $6,750,372
=============    ============     ============     ============    ===========    ============   ==========


    The accompanying notes are an integral part of the financial statements

                         THE OFFIT INVESTMENT FUND, INC.
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                                                                     EMERGING
                                                                                                      HIGH            MARKETS
                                                                                                YIELD FUND          BOND FUND
                                                                                            --------------      -------------
INVESTMENT INCOME:
 Interest (2) ............................................................................  $  109,473,118      $  19,514,044
 Dividends (2) ...........................................................................         586,935                 --
                                                                                            --------------      -------------
  Total income ...........................................................................     110,060,053         19,514,044
                                                                                            --------------      -------------

EXPENSES:
 Advisory ................................................................................       7,489,346          1,409,147
 Administration ..........................................................................       1,006,652            195,692
 Audit ...................................................................................         289,626             42,444
 Legal ...................................................................................          66,971             13,237
 Transfer agent and shareholder servicing fees ...........................................         198,499             46,564
 Custody .................................................................................         174,839             51,437
 Fund accounting .........................................................................          15,000             15,000
 Amortization of organization expenses ...................................................              --                 --
 Blue Sky ................................................................................              --                 --
 Miscellaneous ...........................................................................         291,741             58,636
                                                                                            --------------      -------------
  Total expenses before waivers/reimbursements ...........................................       9,532,674          1,832,157
  Less expenses waived/reimbursed ........................................................              --            (47,130)
                                                                                            --------------      -------------
  Net expenses ...........................................................................       9,532,674          1,785,027
                                                                                            --------------      -------------
NET INVESTMENT INCOME ....................................................................     100,527,379         17,729,017
                                                                                            --------------      -------------
REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS:
 Net realized gains (loss) on investment transactions ....................................    (141,631,161)        (3,102,986)
 Net realized loss on foreign currency transactions ......................................      (2,537,113)           (29,357)
 Net change in unrealized appreciation/depreciation of investments .......................      77,253,817        (11,094,057)
 Net change in unrealized appreciation/depreciation of foreign currency transactions. ....       2,044,938             75,446
                                                                                            --------------      -------------
 Net realized and unrealized gains (loss) on investments .................................     (64,869,519)       (14,150,954)
                                                                                            --------------      -------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............................  $   35,657,860      $   3,578,063
                                                                                            ==============      =============
 (2) Withholding tax .....................................................................  $      222,704      $          --

- ------------
* Includes dividend income and unrealized depreciation of $87,685 and $(95,319), respectively from an investment in OFFIT High Yield Fund & OFFIT Emerging Markets Bond Fund, affiliated Funds.


    The accompanying notes are an integral part of the financial statements

                         THE OFFIT INVESTMENT FUND, INC.
                      STATEMENTS OF OPERATIONS (CONTINUED)


                                                                      U.S.
                     NEW YORK     CALIFORNIA      NATIONAL      GOVERNMENT      MORTGAGE         TOTAL
LATIN AMERICA       MUNICIPAL      MUNICIPAL     MUNICIPAL      SECURITIES    SECURITIES        RETURN
  EQUITY FUND            FUND           FUND          FUND            FUND          FUND         FUND*
- -------------    ------------     ----------    ----------    ------------    ----------    ----------
$      22,065    $  3,707,199     $  742,241    $1,344,713    $  2,172,223    $3,704,263    $  273,702
      897,106              --             --            --              --            --            --
- -------------    ------------     ----------    ----------    ------------    ----------    ----------
      919,171       3,707,199        742,241     1,344,713       2,172,223     3,704,263       273,702
- -------------    ------------     ----------    ----------    ------------    ----------    ----------

      105,416         329,773         66,556       125,235         161,868       217,103        21,907
       13,177         117,776         23,770        44,727          57,810        77,537         5,477
        1,496          31,065          3,095        10,382          10,920        14,507            --
          945              --          1,482            --           3,702         4,429           350
       18,000          28,795         18,000        18,000          18,000        18,000        18,000
       13,856          16,521          3,481         6,968           9,308        11,068           627
       15,000          15,000         15,000        15,000          15,000        15,000        15,000
        1,062              --          8,687         6,680           4,263         4,263            --
        7,378              --          7,237            --           4,853        16,549           147
        6,533          32,379         11,278        21,214           9,251        27,193         1,661
- -------------    ------------     ----------    ----------    ------------    ----------    ----------
      182,863         571,309        158,586       248,206         294,975       405,649        63,169
      (35,335)       (100,204)       (63,516)      (69,299)        (63,735)      (95,501)      (27,974)
- -------------    ------------     ----------    ----------    ------------    ----------    ----------
      147,528         471,105         95,070       178,907         231,240       310,148        35,195
- -------------    ------------     ----------    ----------    ------------    ----------    ----------
      771,643       3,236,094        647,171     1,165,806       1,940,983     3,394,115       238,507
- -------------    ------------     ----------    ----------    ------------    ----------    ----------
   (1,256,041)      3,441,967        500,928     1,579,404       3,173,446       332,964       105,736
      (20,091)             --             --            --              --            --            --
   (1,147,665)     (1,534,348)       (66,151)     (609,191)     (1,552,173)      498,424      (174,458)
       (1,855)             --             --            --              --            --            --
- -------------    ------------     ----------    ----------    ------------    ----------    ----------
   (2,425,652)      1,907,619        434,777       970,213       1,621,273       831,388       (68,722)
- -------------    ------------     ----------    ----------    ------------    ----------    ----------
$  (1,654,009)   $  5,143,713     $1,081,948    $2,136,019    $  3,562,256    $4,225,503    $  169,785
=============    ============     ==========    ==========    ============    ==========    ==========
$      66,292    $         --     $       --    $       --    $         --    $       --    $       --


     The accompanying notes are an integral part of the financial statements

                        THE OFFIT INVESTMENT FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                      HIGH YIELD FUND
                                                                                           --------------------------------------
                                                                                                       FOR THE            FOR THE
                                                                                                    YEAR ENDED         YEAR ENDED
                                                                                             DECEMBER 31, 2001  DECEMBER 31, 2000
                                                                                           ------------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment income (loss) ............................................................   $  100,527,379      $  116,530,217
 Net realized gains (loss) on investment and foreign currency transactions ...............     (144,168,274)        (52,497,290)
 Net change in unrealized appreciation\depreciation of investments and foreign currency
  transactions ...........................................................................       79,298,755        (115,016,906)
                                                                                              --------------      --------------
 Net increase (decrease) in net assets resulting from operations .........................       35,657,860         (50,983,979)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ...................................................................     (100,078,501)       (116,530,217)
 Excess of net investment income .........................................................               --          (1,434,517)
 Net realized gains ......................................................................               --                  --
 Excess of net realized gains ............................................................               --                  --
                                                                                             --------------      --------------
 Total dividends and distributions to shareholders .......................................     (100,078,501)       (117,964,734)
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued .............................................................      326,970,191         239,186,609
 Dividends reinvested. ...................................................................       68,340,822          83,360,290
 Cost of shares redeemed .................................................................     (487,692,669)       (654,321,324)
                                                                                             --------------      --------------
 Net increase (decrease) in net assets from capital share transactions ...................      (92,381,656)       (331,774,425)
                                                                                             --------------      --------------
 Total increase (decrease) in net assets .................................................     (156,802,297)       (500,723,138)
NET ASSETS:
 Beginning of year .......................................................................      968,520,886       1,469,244,024
                                                                                             --------------      --------------
 End of year* ............................................................................   $  811,718,589      $  968,520,886
                                                                                             ==============      ==============
*  (Including undistributed net investment income/distributions in excess of net
      investment income) .................................................................   $     (777,591)     $   (2,067,667)


                                                                                                 CALIFORNIA MUNICIPAL FUND
                                                                                           --------------------------------------
                                                                                                       FOR THE            FOR THE
                                                                                                    YEAR ENDED         YEAR ENDED
                                                                                             DECEMBER 31, 2001  DECEMBER 31, 2000
                                                                                           ------------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment income ...................................................................    $    647,171        $    623,247
 Net realized gains (loss) on investment and foreign currency transactions ...............         500,928              (6,469)
 Net change in unrealized appreciation\depreciation of investments and foreign currency
   transactions ..........................................................................         (66,151)            818,222
                                                                                              ------------        ------------
 Net increase (decrease) in net assets resulting from operations .........................       1,081,948           1,435,000
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ...................................................................        (647,171)           (623,247)
 Excess of net investment income .........................................................              --              (8,345)
 Net realized gains ......................................................................        (448,478)                 --
                                                                                              ------------        ------------
 Total dividends and distributions to shareholders .......................................      (1,095,649)           (631,592)
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued .............................................................       5,928,798           5,032,813
 Dividends reinvested ....................................................................         795,263             450,994
 Cost of shares redeemed .................................................................      (2,787,705)         (4,070,063)
                                                                                              ------------        ------------
 Net increase (decrease) in net assets from capital share transactions ...................       3,936,356           1,413,744
                                                                                              ------------        ------------
 Total increase (decrease) in net assets. ................................................       3,922,655           2,217,152
NET ASSETS:
 Beginning of year .......................................................................      15,862,410          13,645,258
                                                                                              ------------        ------------
 End of year* ............................................................................    $ 19,785,065        $ 15,862,410
                                                                                              ============        ============
*  (Including undistributed net investment income/distributions in excess of net
      investment income) .................................................................    $         --        $         --


    The accompanying notes are an integral part of the financial statements.

                         THE OFFIT INVESTMENT FUND, INC.
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


      EMERGING MARKETS BOND FUND               LATIN AMERICA EQUITY FUND               NEW YORK MUNICIPAL FUND
- -------------------------------------   -------------------------------------   ------------------------------------
          FOR THE             FOR THE             FOR THE             FOR THE             FOR THE            FOR THE
       YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
DECEMBER 31, 2001   DECEMBER 31, 2000   DECEMBER 31, 2001   DECEMBER 31, 2000   DECEMBER 31, 2001  DECEMBER 31, 2000
- -----------------   -----------------   -----------------   -----------------   -----------------  -----------------
    $  17,729,017      $   21,852,952        $    771,643       $     (21,083)      $   3,236,094      $   3,256,318
       (3,132,343)         (6,343,179)         (1,276,132)          1,230,023           3,441,967            672,642
      (11,018,611)         (4,060,699)         (1,149,520)         (5,951,424)         (1,534,348)         3,436,239
    -------------      --------------        ------------       -------------       -------------      -------------
        3,578,063          11,449,074          (1,654,009)         (4,742,484)          5,143,713          7,365,199
      (17,729,017)        (21,852,952)           (695,325)                 --          (3,236,094)        (3,256,318)
               --                  --                  --                  --                  --                 --
               --                  --                  --                  --          (3,441,967)                --
               --                  --                  --                  --            (118,208)                --
    -------------      --------------        ------------       -------------       -------------      -------------
      (17,729,017)        (21,852,952)           (695,325)                 --          (6,796,269)        (3,256,318)
       23,036,830         138,909,492           2,246,102           3,650,355          29,596,570         27,546,834
       11,566,491          13,688,910             294,400                  --           5,983,682          2,598,167
      (55,894,566)       (152,136,515)         (7,867,626)         (9,514,676)        (17,189,580)       (17,292,380)
    -------------      --------------        ------------       -------------       -------------      -------------
      (21,291,245)            461,887          (5,327,124)         (5,864,321)         18,390,672         12,852,621
    -------------      --------------        ------------       -------------       -------------      -------------
      (35,442,199)         (9,941,991)         (7,676,458)        (10,606,805)         16,738,116         16,961,502
      163,782,047         173,724,038          13,337,946          23,944,751          85,189,513         68,228,011
    -------------      --------------        ------------       -------------       -------------      -------------
    $ 128,339,848      $  163,782,047        $  5,661,488       $  13,337,946       $ 101,927,629      $  85,189,513
    =============      ==============        ============       =============       =============      =============
    $  (1,427,008)     $   (1,087,305)       $     53,908       $          --       $          --      $          --


        NATIONAL MUNICIPAL FUND             U.S. GOVERNMENT SECURITIES FUND            MORTGAGE SECURITIES FUND
- -------------------------------------   -------------------------------------   ------------------------------------
          FOR THE             FOR THE             FOR THE             FOR THE             FOR THE            FOR THE
       YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
DECEMBER 31, 2001   DECEMBER 31, 2000   DECEMBER 31, 2001   DECEMBER 31, 2000   DECEMBER 31, 2001  DECEMBER 31, 2000
- -----------------   -----------------   -----------------   -----------------   -----------------  -----------------
    $   1,165,806        $    941,145       $   1,940,983       $   2,400,341       $   3,394,115      $   3,186,931
        1,579,404             383,021           3,173,446            (417,606)            332,964         (1,128,593)
         (609,191)            917,222          (1,552,173)          3,040,209             498,424          2,893,884
    -------------        ------------       -------------       -------------       -------------      -------------
        2,136,019           2,241,388           3,562,256           5,022,944           4,225,503          4,952,222
       (1,165,806)           (941,145)         (1,940,983)         (2,400,341)         (3,394,115)        (3,186,931)
               --              (5,322)             (4,275)                 --            (264,150)                --
       (1,542,056)                 --          (1,483,148)                 --                  --                 --
    -------------        ------------       -------------       -------------       -------------      -------------
       (2,707,862)           (946,467)         (3,428,406)         (2,400,341)         (3,658,265)        (3,186,931)
       31,237,336          12,475,594          27,875,097          25,943,133          52,625,394          9,775,574
        1,846,244             680,178           2,456,712           1,740,533           2,411,969          2,221,658
      (12,179,957)         (7,749,684)        (42,966,415)        (20,035,267)        (20,459,373)       (31,047,585)
    -------------        ------------       -------------       -------------       -------------      -------------
       20,903,623           5,406,088         (12,634,606)          7,648,399          34,577,990        (19,050,353)
    -------------        ------------       -------------       -------------       -------------      -------------
       20,331,780           6,701,009         (12,500,756)         10,271,002          35,145,228        (17,285,062)
       25,744,610          19,043,601          52,692,719          42,421,717          45,023,771         62,308,833
    -------------        ------------       -------------       -------------       -------------      -------------
    $  46,076,390        $ 25,744,610       $  40,191,963       $  52,692,719       $  80,168,999      $  45,023,771
    =============        ============       =============       =============       =============      =============
    $          --        $         --       $          --       $          --       $      18,673      $          --


    The accompanying notes are an integral part of the financial statements.

                         THE OFFIT INVESTMENT FUND, INC.
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                TOTAL RETURN FUND        TOTAL RETURN FUND
                                                                                ------------------     ----------------------
                                                                                           FOR THE        FOR THE PERIOD FROM
                                                                                        YEAR ENDED     JUNE 22, 2000* THROUGH
                                                                                 DECEMBER 31, 2001          DECEMBER 31, 2000
                                                                                ------------------     ----------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment income .......................................................    $    238,507              $    58,805
 Net realized gains investment and foreign currency transactions .............         105,736                   30,631
 Net change in unrealized appreciation\depreciation of investments and                                           62,858
  foreign currency transactions ..............................................        (174,458)             -----------
                                                                                  ------------
 Net increase in net assets resulting from operations ........................         169,785                  152,294
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income .......................................................        (238,507)                 (58,805)
 Excess of net investment income. ............................................          (3,201)                      --
 Net realized gains ..........................................................         (94,120)                 (30,631)
                                                                                  ------------              -----------
 Total dividends and distributions to shareholders ...........................        (335,828)                 (89,436)
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued .................................................       6,092,022                3,234,772
 Dividends reinvested ........................................................         221,889                   35,716
 Cost of shares redeemed .....................................................      (2,623,696)                (185,000)
                                                                                  ------------              -----------
 Net increase in net assets from capital share transactions ..................       3,690,215                3,085,488
                                                                                  ------------              -----------
 Total increase in net assets ................................................       3,524,172                3,148,346
NET ASSETS:
 Beginning of period .........................................................       3,148,346                       --
                                                                                  ------------              -----------
 End of period** .............................................................    $  6,672,518              $ 3,148,346
                                                                                  ============              ===========
**  (Including distributions in excess of net investment income) .............    $        (25)             $        --

- ------------
*     Commencement of operations.


    The accompanying notes are an integral part of the financial statements.

                         THE OFFIT INVESTMENT FUND, INC.
                              FINANCIAL HIGHLIGHTS
                                 HIGH YIELD FUND

                                                                                     SELECT SHARES
                                                    ----------------------------------------------------------------------------
                                                         FOR THE         FOR THE          FOR THE        FOR THE         FOR THE
                                                      YEAR ENDED      YEAR ENDED       YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                            2001            2000             1999           1998            1997
                                                    ------------    ------------     ------------   ------------    ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ..............   $   7.92       $   9.11         $     9.91      $  10.34        $  10.15
                                                      --------       --------         ----------      --------        --------
 Net investment income ............................       0.77           0.76               0.90          0.88            0.87
 Net realized and unrealized gain (loss) ..........      (0.44)         (1.13)             (0.79)        (0.43)           0.31
                                                      --------       --------         ----------      --------        --------
 Total income (loss) from investment operations ...       0.33          (0.37)              0.11          0.45            1.18
                                                      --------       --------         ----------      --------        --------
LESS DIVIDENDS AND DISTRIBUTION FROM:
 Net investment income ............................      (0.77)         (0.76)             (0.90)        (0.88)          (0.87)
 Excess of net investment income ..................         --          (0.06)             (0.01)           --              --
 Net realized gains ...............................         --             --                 --            --           (0.12)
                                                      --------       --------         ----------      --------        --------
Total dividends and distributions .................      (0.77)         (0.82)             (0.91)        (0.88)          (0.99)
                                                      --------       --------         ----------      --------        --------
 Net change in net asset value per share ..........      (0.44)         (1.19)             (0.80)        (0.43)           0.19
                                                      --------       --------         ----------      --------        --------
NET ASSET VALUE, END OF PERIOD ....................   $   7.48       $   7.92         $     9.11      $   9.91        $  10.34
                                                      ========       ========         ==========      ========        ========
TOTAL RETURN (a) ..................................       4.14%         (4.34%)             1.10%         4.49%          12.09%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (in thousands) .........   $773,536       $ 945,788        $1,454,507    $1,739,622      $1,346,553
Ratios to average net assets:
 Expenses .........................................       0.92%           0.88%***          0.82%         0.84%***        0.87%***
 Net investment income ............................       9.78%           9.36%             8.91%         8.67%           8.46%
PORTFOLIO TURNOVER RATE ...........................         40%             22%               42%           36%             47%

                          HIGH YIELD FUND (CONTINUED)

                                                                              ADVISOR SHARES (D)
                                                        ---------------------------------------------------------------
                                                             FOR THE         FOR THE          FOR THE           FOR THE
                                                          YEAR ENDED    PERIOD ENDED     PERIOD ENDED      PERIOD ENDED
                                                        DECEMBER 31,    DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                                2001            2000             1998              1997
                                                        ------------    ------------     ------------      ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................     $  7.92         $   9.91         $  10.34          $  10.37
                                                          -------         --------         --------          --------
 Net investment income ..............................        0.76             0.02             0.60              0.32
 Net realized and unrealized gain (loss) ............       (0.44)           (1.99)           (0.43)             0.09
                                                          -------         --------         --------          --------
 Total income (loss) from investment operations .....        0.32            (1.97)            0.17              0.41
                                                          -------         --------         --------          --------
LESS DIVIDENDS AND DISTRIBUTION FROM:
 Net investment income ..............................       (0.75)           (0.02)           (0.60)            (0.32)
 Excess of net investment income ....................          --               --               --                --
 Net realized gains .................................          --               --               --             (0.12)
                                                          -------         --------         --------          --------
Total dividends and distributions ...................       (0.75)           (0.02)           (0.60)            (0.44)
                                                          -------         --------         --------          --------
 Net change in net asset value per share ............       (0.43)           (1.99)           (0.43)            (0.03)
                                                          -------         --------         --------          --------
NET ASSET VALUE, END OF PERIOD ......................     $  7.49         $   7.92         $   9.91          $  10.34
                                                          -------         --------         --------          --------
TOTAL RETURN (a) ....................................        4.02%           (4.57%)(b)        0.67%(b)          3.93%(b)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (in thousands) ...........     $ 5,166         $  2,660         $      7          $     15
Ratios to average net assets:
 Expenses ...........................................        1.17%            1.13%(c)         0.93%(c)***       1.03%(c)***
 Net investment income ..............................        9.55%            9.11%(c)         9.54%(c)          7.87%(c)
PORTFOLIO TURNOVER RATE .............................          40%              22%              36%               47%



                                                                       MSD&T SHARES
                                                       ----------------------------------------------
                                                            FOR THE         FOR THE           FOR THE
                                                         YEAR ENDED      YEAR ENDED    PERIOD** ENDED
                                                       DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                                               2001            2000              1999
                                                       ------------    ------------    --------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................     $  8.72        $   10.03        $  10.00(e)
                                                          -------        ---------        --------
 Net investment income ..............................        0.84             0.88            0.19
 Net realized and unrealized gain (loss) ............       (0.50)           (1.31)           0.05
                                                          -------        ---------        --------
 Total income (loss) from investment operations .....        0.34            (0.43)           0.24
                                                          -------        ---------        --------
LESS DIVIDENDS AND DISTRIBUTION FROM:
 Net investment income ..............................       (0.83)           (0.88)          (0.21)
 Excess of net investment income ....................          --               --             --
 Net realized gains .................................          --               --             --
                                                          -------        ---------        -------
Total dividends and distributions ...................       (0.83)           (0.88)         (0.21)
                                                          -------        ---------        -------
 Net change in net asset value per share ............       (0.49)           (1.31)          0.03
                                                          -------        ---------        -------
NET ASSET VALUE, END OF PERIOD ......................     $  8.23        $    8.72        $ 10.03
                                                          -------        ---------        -------
TOTAL RETURN (a) ....................................        3.80%           (4.57%)         2.38%(b)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (in thousands) ...........     $33,016        $  20,072        $14,737
Ratios to average net assets:
 Expenses ...........................................        1.17%            1.13%***       1.07%(c)***
 Net investment income ..............................        9.53%            9.18%          9.01%(c)
PORTFOLIO TURNOVER RATE .............................          40%              22%            42%

- --------
 *   Sales of Advisor Shares began on August 14, 1997.
 **  Sales of MSD&T Shares began on November 1, 1999.
*** During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d) There were no Advisor shares outstanding for the period ended December 31, 1999.
(e)  Initial offering price.


    The accompanying notes are an integral part of the financial statements.

                         THE OFFIT INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                           EMERGING MARKETS BOND FUND

                                                                         SELECT SHARES
                                           ------------------------------------------------------------------------
                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                   2001           2000           1999           1998           1997
                                           ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .....   $   8.93       $   9.31       $   8.20        $  10.46      $  11.03
                                             --------       --------       --------        --------      --------
 Net investment income ...................       0.96           1.05           1.06            0.99          1.15
 Net realized and unrealized gain
  (loss) .................................      (0.70)         (0.38)          1.09           (2.23)           --
                                             --------       --------       --------        --------      --------
 Total income (loss) from investment
  operations .............................       0.26           0.67           2.15           (1.24)         1.15
                                             --------       --------       --------        --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ...................      (0.99)         (1.05)         (1.02)          (0.97)        (1.15)
 Excess of net investment income .........         --             --             --              --         (0.04)
 Net realized gains ......................         --             --             --              --         (0.53)
 Excess of realized gains ................         --             --             --           (0.03)           --
 Return of capital .......................         --             --          (0.02)          (0.02)           --
                                             --------       --------       --------        --------      --------
Total dividends and distributions ........      (0.99)         (1.05)         (1.04)          (1.02)        (1.72)
                                             --------       --------       --------        --------      --------
 Net change in net asset value per
  share ..................................      (0.73)         (0.38)          1.11           (2.26)        (0.57)
                                             --------       --------       --------        --------      --------
NET ASSET VALUE, END OF PERIOD ...........   $   8.20       $   8.93       $   9.31        $   8.20      $  10.46
                                             ========       ========       ========        ========      ========
TOTAL RETURN (a) .........................       3.00%          7.44%         27.81%         (11.92%)       10.67%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in
  thousands) .............................   $128,340       $163,782       $173,724        $148,908      $210,777
Ratios to average net assets:
 Expenses** ..............................       1.14%          1.09%          1.08%           1.10%         1.29%
 Net investment income ...................      11.32%         11.42%         12.27%          10.53%         9.49%
PORTFOLIO TURNOVER RATE ..................         49%           113%            74%             77%          179%


                           EMERGING MARKETS BOND FUND
                                                  ADVISOR SHARES
                                           ----------------------------
                                                FOR THE         FOR THE
                                             YEAR ENDED    PERIOD ENDED
                                           DECEMBER 31,    DECEMBER 31,
                                                   2001           2000*
                                           ------------    ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .....    $  8.93        $  8.92
                                              -------        -------
 Net investment income ...................       0.86           0.54
 Net realized and unrealized gain
  (loss) .................................      (0.69)          0.01
                                              -------        -------
 Total income (loss) from investment
  operations .............................       0.17           0.55
                                              -------        -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ...................      (0.89)         (0.54)
 Excess of net investment income .........         --            --
 Net realized gains ......................         --            --
 Excess of realized gains ................         --            --
 Return of capital .......................         --            --
                                              -------        -------
Total dividends and distributions ........      (0.89)         (0.54)
                                              -------        -------
 Net change in net asset value per
  share ..................................      (0.72)          0.01
                                              -------        -------
NET ASSET VALUE, END OF PERIOD ...........    $  8.21        $  8.93
                                              =======        =======
TOTAL RETURN (a) .........................       1.99%          6.21%(b)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in
  thousands) .............................    $     0        $     1
Ratios to average net assets:
 Expenses** ..............................       0.60%          1.34%(c)
 Net investment income ...................      11.87%         11.17%(c)
PORTFOLIO TURNOVER RATE ..................         49%           113%



                           LATIN AMERICA EQUITY FUND


                                                                                 SELECT SHARES (D)
                                                      --------------------------------------------------------------------
                                                           FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                                        YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                      DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                              2001          2000          1999          1998          1997
                                                      ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................   $   8.79      $  11.08      $   7.34      $  14.13      $  11.66
                                                        --------      --------      --------      --------      --------
 Net investment income (loss) .......................       0.94         (0.01)         0.09          0.27          0.09
 Net realized and unrealized gain (loss) ............      (2.11)        (2.28)         3.78         (6.82)         2.74
                                                        --------      --------      --------      --------      --------
 Total income (loss) from investment operations .....      (1.17)        (2.29)         3.87         (6.55)         2.83
                                                        --------      --------      --------      --------      --------
LESS DIVIDENDS AND DISTRIBUTION FROM:
 Net investment income ..............................      (0.87)           --         (0.09)        (0.23)        (0.09)
 Excess of net investment income ....................         --            --         (0.04)           --         (0.02)
 Net realized gains .................................         --            --            --         (0.01)        (0.25)
                                                        --------      --------      --------      --------      --------
Total dividends and distributions ...................      (0.87)           --         (0.13)        (0.24)        (0.36)
                                                        --------      --------      --------      --------      --------
 Net change in net asset value per share ............      (2.04)        (2.29)         3.74         (6.79)        2.47
                                                        --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD ......................   $   6.75      $   8.79      $  11.08      $   7.34      $  14.13
                                                        ========      ========      ========      ========      ========
TOTAL RETURN (a) ....................................     (13.21%)      (20.67%)       52.76%       (46.96%)       24.22%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands) .........   $  5,661      $ 13,338      $ 23,945      $ 16,356      $ 55,034
Ratios to average net assets:
 Expenses** .........................................       1.40%         1.54%         1.28%         1.97%         1.60%
 Net investment income (loss) .......................       7.32%        (0.10%)        1.42%         2.53%         0.26%
PORTFOLIO TURNOVER RATE .............................          0%           41%           63%           53%           98%


                                                       ADVISOR SHARES
                                                       --------------
                                                             FOR THE
                                                        PERIOD ENDED
                                                        DECEMBER 31,
                                                             1997***
                                                        ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................   $     15.11(e)
                                                        -----------
 Net investment income (loss) .......................         (0.21)
 Net realized and unrealized gain (loss) ............         (0.50)
                                                        -----------
 Total income (loss) from investment operations .....         (0.71)
                                                        -----------
LESS DIVIDENDS AND DISTRIBUTION FROM:
 Net investment income ..............................         (0.01)
 Excess of net investment income ....................            --
 Net realized gains .................................         (0.25)
                                                        -----------
Total dividends and distributions ...................         (0.26)
                                                        -----------
 Net change in net asset value per share ............         (0.97)
                                                        -----------
NET ASSET VALUE, END OF PERIOD ......................   $     14.14
                                                        ===========
TOTAL RETURN (a) ....................................         (4.64%)(b)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands) .........   $        18
Ratios to average net assets:
 Expenses** .........................................          1.73%(c)
 Net investment income (loss) .......................         (0.73%)(c)
PORTFOLIO TURNOVER RATE .............................            98%

- --------
*    Sale of Advisor Shares began on June 6, 2000.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntarily fee reductions and/or reimbursements and not occurred, the ratios would have been higher.
***  Sale of Advisor Shares began on June 23, 1997.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of December 31, 2001, there were no Advisor Shares outstanding.
(e)  Initial offering price.


    The accompanying notes are an integral part of the financial statements.

                         THE OFFIT INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             NEW YORK MUNICIPAL FUND


                                                                                     SELECT SHARES
                                                      --------------------------------------------------------------------------
                                                             FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                2001           2000           1999           1998           1997
                                                      --------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................    $  10.90        $  10.32       $  10.82       $  10.69       $  10.40
                                                         --------        --------       --------       --------       --------
 Net investment income ..............................        0.38            0.48           0.43           0.44           0.46
 Net realized and unrealized gain (loss) ............        0.25            0.58          (0.50)          0.19           0.34
                                                         --------        --------       --------       --------       --------
 Total income (loss) from investment operations .....        0.63            1.06          (0.07)          0.63           0.80
                                                         --------        --------       --------       --------       --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ..............................       (0.38)          (0.48)         (0.43)         (0.44)         (0.46)
 Net realized gains .................................       (0.37)             --             --          (0.06)         (0.05)
 Excess of net realized gains .......................       (0.01)             --             --             --             --
                                                         --------        --------       --------       --------       --------
Total dividends and distributions ...................       (0.76)          (0.48)         (0.43)         (0.50)         (0.51)
                                                         --------        --------       --------       --------       --------
 Net change in net asset value per share ............       (0.13)           0.58          (0.50)          0.13           0.29
                                                         --------        --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD ......................    $  10.77        $  10.90       $  10.32       $  10.82       $  10.69
                                                         ========        ========       ========       ========       ========
TOTAL RETURN (a) ....................................        5.94%          10.54%         (0.65%)         6.03%          7.84%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands) .........    $101,878        $ 85,190       $ 68,228       $ 67,793       $ 42,046
Ratios to average net assets:
 Expenses*** ........................................        0.50%           0.50%          0.50%          0.50%          0.50%
 Net investment income ..............................        3.43%           4.56%          4.09%          4.08%          4.22%
PORTFOLIO TURNOVER RATE .............................         245%            256%            93%           132%           144%


                            NEW YORK MUNICIPAL FUND
                                                         ADVISOR SHARES
                                                         --------------
                                                               FOR THE
                                                          PERIOD ENDED
                                                          DECEMBER 31,
                                                                 2001*
                                                          ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................     $    11.31(e)
                                                          ----------
 Net investment income ..............................           0.06
 Net realized and unrealized gain (loss) ............          (0.16)
                                                          ----------
 Total income (loss) from investment operations .....          (0.10)
                                                          ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ..............................          (0.06)
 Net realized gains .................................          (0.38)
 Excess of net realized gains .......................             --
                                                          ----------
Total dividends and distributions ...................          (0.44)
                                                          ----------
 Net change in net asset value per share ............          (0.54)
                                                          ----------
NET ASSET VALUE, END OF PERIOD ......................     $    10.77
                                                          ==========
TOTAL RETURN (a) ....................................          (0.79%)(b)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands) .........     $       50
Ratios to average net assets:
 Expenses*** ........................................           0.75%(c)
 Net investment income ..............................           2.82%(c)
PORTFOLIO TURNOVER RATE .............................            245%



                           CALIFORNIA MUNICIPAL FUND

                                                             SELECT SHARES(D)
                                                        ---------------------------
                                                             FOR THE        FOR THE
                                                          YEAR ENDED     YEAR ENDED
                                                        DECEMBER 31,   DECEMBER 31,
                                                                2001           2000
                                                        ------------   ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................     $  10.61       $  10.06
                                                          --------       --------
 Net investment income ..............................         0.37           0.44
 Net realized and unrealized gain (loss) ............         0.24           0.56
                                                          --------       --------
 Total income (loss) from investment operations .....         0.61           1.00
                                                          --------       --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ..............................        (0.37)         (0.44)
 Excess of net investment income ....................           --          (0.01)
 Net realized gains .................................        (0.25)            --
                                                          --------       --------
Total dividends and distributions ...................        (0.62)         (0.45)
                                                          --------       --------
 Net change in net asset value per share ............        (0.01)         0.55
                                                          --------       --------
NET ASSET VALUE, END OF PERIOD ......................     $  10.60       $  10.61
                                                          ========       ========
TOTAL RETURN (a) ....................................         5.87%         10.14%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands) .........     $ 19,785       $ 15,862
Ratios to average net assets:
 Expenses*** ........................................         0.50%          0.50%
 Net investment income ..............................         3.40%          4.31%
PORTFOLIO TURNOVER RATE .............................          203%           183%

                                                                         SELECT SHARES(D)
                                                      ----------------------------------------------------
                                                           FOR THE        FOR THE      FOR THE PERIOD FROM
                                                        YEAR ENDED     YEAR ENDED  APRIL 2, 1997** THROUGH
                                                      DECEMBER 31,   DECEMBER 31,             DECEMBER 31,
                                                              1999           1998                     1997
                                                      ------------   ------------  -----------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................   $  10.54       $  10.37           $ 10.00(e)
                                                        --------       --------           -------
 Net investment income ..............................       0.40           0.40              0.33
 Net realized and unrealized gain (loss) ............      (0.48)          0.22              0.38
                                                        --------       --------           -------
 Total income (loss) from investment operations .....      (0.08)          0.62              0.71
                                                        --------       --------           -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ..............................      (0.40)         (0.40)            (0.33)
 Excess of net investment income ....................         --          (0.01)               --
 Net realized gains .................................         --          (0.04)            (0.01)
                                                        --------       --------           -------
Total dividends and distributions ...................      (0.40)         (0.45)            (0.34)
                                                        --------       --------           -------
 Net change in net asset value per share ............      (0.48)          0.17              0.37
                                                        --------       --------           -------
NET ASSET VALUE, END OF PERIOD ......................   $  10.06       $  10.54           $ 10.37
                                                        ========       ========           =======
TOTAL RETURN (a) ....................................      (0.77%)         6.14%             7.14%(b)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands) .........   $ 13,645       $ 11,066           $ 4,792
Ratios to average net assets:
 Expenses*** ........................................       0.50%          0.50%             0.50%(c)
 Net investment income ..............................       3.91%          3.87%             4.15%(c)
PORTFOLIO TURNOVER RATE .............................         20%            51%               41%

- --------
 *   Sale of Advisor Shares began on October 17, 2001.
 **  Commencement of operations.
*** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of December 31, 2001 there were no Advisor Shares outstanding.
(e)  Initial offering price.


    The accompanying notes are an integral part of the financial statements.

                         THE OFFIT INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             NATIONAL MUNICIPAL FUND

                                                                                 SELECT SHARES (D)
                                                     ----------------------------------------------------------------------------
                                                                                                                   FOR THE PERIOD
                                                          FOR THE       FOR THE         FOR THE        FOR THE   FROM OCTOBER 20,
                                                       YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED      1997* THROUGH
                                                     DECEMBER 31,  DECEMBER 31,    DECEMBER 31,   DECEMBER 31,       DECEMBER 31,
                                                             2001          2000            1999           1998               1997
                                                     ------------  ------------    ------------   ------------   ----------------
PER SHARE OPERATING PERFORMANCES:
NET ASSET VALUE, BEGINNING OF PERIOD .............    $  10.66       $  10.04       $  10.43        $  10.19        $   10.00(e)
                                                      --------       --------       --------        --------        ---------
 Net investment income ...........................        0.36           0.47           0.41            0.40             0.08
 Net realized and unrealized gain (loss) .........        0.35           0.62          (0.39)           0.29             0.19
                                                      --------       --------       --------        --------        ---------
 Total income from investment operations .........        0.71           1.09           0.02            0.69             0.27
                                                      --------       --------       --------        --------        ---------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ...........................       (0.36)         (0.47)         (0.41)          (0.40)           (0.08)
 Excess of net investment income .................          --           0.00             --              --               --
 Net realized gains ..............................       (0.40)            --             --           (0.05)              --
                                                      --------       --------       --------        --------        ---------
Total Dividends and Distributions:                       (0.76)         (0.47)         (0.41)          (0.45)           (0.08)
                                                      --------       --------       --------        --------        ---------
 Net change in net asset value per share .........       (0.05)          0.62          (0.39)           0.24             0.19
                                                      --------       --------       --------        --------        ---------
NET ASSET VALUE, END OF PERIOD ...................    $  10.61       $  10.66       $  10.04        $  10.43        $   10.19
                                                      ========       ========       ========        ========        =========
TOTAL RETURN (a) .................................        6.79%         11.21%          0.14%           6.91%            2.70%(b)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands) ......    $ 46,076       $ 25,745       $ 19,044        $ 29,735        $   2,805
Ratios to average net assets:
 Expenses** ......................................        0.50%          0.50%          0.50%           0.50%            0.50%(c)
 Net Investment Income ...........................        3.26%          4.64%          3.96%           3.90%            3.95%(c)
PORTFOLIO TURNOVER RATE ..........................         424%           370%           299%            226%              46%

                         U.S. GOVERNMENT SECURITIES FUND

                                                                                SELECT SHARES (D)
                                                     ----------------------------------------------------------------------------
                                                                                                                   FOR THE PERIOD
                                                          FOR THE       FOR THE         FOR THE        FOR THE       FROM JULY 1,
                                                       YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED      1997* THROUGH
                                                     DECEMBER 31,  DECEMBER 31,    DECEMBER 31,   DECEMBER 31,       DECEMBER 31,
                                                             2001          2000            1999           1998               1997
                                                     ------------  ------------    ------------   ------------     --------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ............      $  10.32      $   9.76        $  10.46       $  10.17         $   10.00(e)
                                                       --------      --------        --------       --------         ---------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..........................          0.44          0.57            0.49           0.50              0.27
 Net realized and unrealized gain (loss) ........          0.31          0.56           (0.69)          0.48              0.19
                                                       --------      --------        --------       --------         ---------
 Total income (loss) from investment operations .          0.75          1.13           (0.20)          0.98              0.46
                                                       --------      --------        --------       --------         ---------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ..........................         (0.44)        (0.57)          (0.49)         (0.50)            (0.27)
 Excess of net investment income ................            --            --              --             --             (0.01)
 Net realized gains .............................         (0.39)           --           (0.01)         (0.19)            (0.01)
                                                       --------      --------        --------       --------         ---------
Total dividends and distributions ...............         (0.83)        (0.57)          (0.50)         (0.69)            (0.29)
                                                       --------      --------        --------       --------         ---------
 Net change in net asset value per share ........         (0.08)         0.56           (0.70)          0.29              0.17
                                                       --------      --------        --------       --------         ---------
NET ASSET VALUE, END OF PERIOD ..................      $  10.24      $  10.32        $   9.76       $  10.46         $   10.17
                                                       ========      ========        ========       ========         =========
TOTAL RETURN (a) ................................          7.41%        11.98%          (1.95%)         9.82%             4.71%(b)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands) .....      $ 40,192      $ 52,693        $ 42,422       $ 39,359         $   3,955
Ratios to average net assets:
 Expenses** .....................................          0.50%         0.50%           0.50%          0.50%             0.50%(c)
 Net investment income ..........................          4.20%         5.74%           4.85%          4.59%             5.32%(c)
PORTFOLIO TURNOVER RATE .........................           868%          592%            225%           423%              153%

- --------
 *   Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of December 31, 2001, there were no Advisor Shares outstanding.
(e)  Initial offering price.

    The accompanying notes are an integral part of the financial statements.

                         THE OFFIT INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                            MORTGAGE SECURITIES FUND

                                                     SELECT SHARES (D)
                                                 ---------------------------------------------------------------------------------
                                                      FOR THE        FOR THE        FOR THE        FOR THE    FOR THE PERIOD FROM
                                                   YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED  JULY 1, 1997* THROUGH
                                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,           DECEMBER 31,
                                                         2001           2000           1999           1998                   1997
                                                 ------------   ------------   ------------   ------------  ----------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ..........    $  10.10       $   9.71       $  10.28       $  10.17         $   10.00(e)
                                                   --------       --------       --------       --------         ---------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ........................        0.60           0.62           0.59           0.58              0.29
 Net realized and unrealized gain (loss) ......        0.15           0.39          (0.57)         0.14               0.22
                                                   --------       --------       --------       --------         ---------
 Total income from investment operations ......        0.75           1.01           0.02           0.72              0.51
                                                   --------       --------       --------       --------         ---------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ........................       (0.60)         (0.62)         (0.59)         (0.58)            (0.29)
 Excess of net investment income ..............       (0.01)            --             --          (0.01)            (0.01)
 Net realized gains ...........................          --             --             --          (0.02)            (0.04)
                                                   --------       --------       --------       --------         ---------
Total dividends and distributions .............       (0.61)         (0.62)         (0.59)         (0.61)            (0.34)
                                                   --------       --------       --------       --------         ---------
 Net change in net asset value per share ......        0.14           0.39          (0.57)          0.11              0.17
                                                   --------       --------       --------       --------         ---------
NET ASSET VALUE, END OF PERIOD ................    $  10.24       $  10.10       $   9.71       $  10.28         $   10.17
                                                   ========       ========       ========       ========         =========
TOTAL RETURN (a) ..............................        7.54%         10.86%          0.23%          7.26%             5.10%(b)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands) ...    $ 80,169       $ 45,024       $ 62,309       $ 54,461         $  17,037
Ratios to average net assets:
 Expenses** ...................................        0.50%          0.50%          0.50%          0.50%             0.50%(c)
 Net investment income ........................        5.77%          6.39%          5.92%          5.72%             5.77%(c)
PORTFOLIO TURNOVER RATE .......................          60%            33%            29%            78%               81%

                                TOTAL RETURN FUND

                                                                   SELECT SHARES (D)
                                                        --------------------------------------
                                                             FOR THE       FOR THE PERIOD FROM
                                                          YEAR ENDED    JUNE 22, 2000* THROUGH
                                                        DECEMBER 31,              DECEMBER 31,
                                                                2001                      2000
                                                        ------------    ----------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................     $  10.27            $   10.00(e)
                                                          --------            ---------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..............................         0.59                 0.34
 Net realized and unrealized gains (loss) ...........        (0.09)                0.37
                                                          --------            ---------
 Total income from investment operations ............         0.50                 0.71
                                                          --------            ---------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ..............................        (0.59)               (0.34)
 Net realized gains .................................        (0.14)               (0.10)
                                                          --------            ---------
Total dividends and distributions ...................        (0.73)               (0.44)
                                                          --------            ---------
 Net change in net asset value per share ............        (0.23)                0.27
                                                          --------            ---------
NET ASSET VALUE, END OF PERIOD ......................     $  10.04            $   10.27
                                                          ========            ==========
TOTAL RETURN (a) ....................................         4.96%                7.25%(b)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands) .........     $  6,673            $   3,148
Ratios to average net assets:
 Expenses** .........................................         0.80%                0.69%(c)
 Net investment income ..............................         5.49%                6.33%(c)
PORTFOLIO TURNOVER RATE .............................          254%                 102%

- --------
 *   Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of December 31, 2001 there were no Advisor Shares outstanding.
(e)  Initial offering price.


    The accompanying notes are an integral part of the financial statements.

                         THE OFFIT INVESTMENT FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

- ------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION. The OFFIT Investment Fund, Inc. (the "Company") was incorporated in Maryland on September 8, 1993. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act") and operates as a non-diversified, no-load, open-end management investment company. The Company consists of eleven separately managed funds, of which nine, OFFIT High Yield Fund, OFFIT Emerging Markets Bond Fund, OFFIT Latin America Equity Fund, OFFIT New York Municipal Fund, OFFIT California Municipal Fund, OFFIT National Municipal Fund, OFFIT U.S. Government Securities Fund, OFFIT Mortgage Securities Fund and OFFIT Total Return Fund (individually, a "Fund", and collectively, the "Funds") have commenced operations. The Funds have the following inception dates:

High Yield Fund .........................   March 2, 1994
Emerging Markets Bond Fund ..............   March 8, 1994
Latin America Equity Fund ...............   February 13, 1996
New York Municipal Fund .................   April 3, 1995
California Municipal Fund ...............   April 2, 1997
National Municipal Fund .................   October 20, 1997
U.S. Government Securities Fund .........   July 1, 1997
Mortgage Securities Fund ................   July 1, 1997
Total Return Fund .......................   June 22, 2000

Effective May 1, 1996, all of the outstanding shares of each of the Funds then in existence were reclassified as "Select Shares" and each Fund began offering a new class of shares, designated as "Advisor Shares." Effective November 1, 1999, the High Yield Fund offered a new class of shares, designated as "MSD&T Shares". Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that the Advisor and MSD&T shares are expected to bear additional shareholder servicing expenses.

The High Yield Fund's primary investment objective is high current income with capital appreciation as a secondary objective. The Emerging Markets Bond Fund seeks to provide investors with a competitive total return by focusing on current yield and opportunities for capital appreciation. The Latin America Equity Fund's primary investment objective is capital appreciation with current income as a secondary objective. The New York Municipal Fund seeks to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk. The California Municipal Fund seeks to maximize total after-tax return for California residents, consistent with a prudent level of credit risk. The National Municipal Fund seeks to maximize total after-tax return, consistent with a prudent level of credit risk. The U.S. Government Securities Fund seeks to provide shareholders with current income. The Mortgage Securities Fund's investment objective is to maximize total return from a combination of investment income and capital appreciation. The Total Return Fund's investment objective is to maximize total return from a combination of capital appreciation and current income.

The OFFIT Latin America Equity Fund (the "Fund") ceased operations on January 31, 2002 inasmuch as all shareholders redeemed, except for 17 shareholders remaining. Although the Fund is not conducting a public offering of its shares, it will continue its existence as a Maryland company and maintain its registration as an investment company.

OFFITBANK (the "Adviser") serves as the Funds' investment adviser. PFPC Inc. ("PFPC"), an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., provides administrative, fund accounting, transfer and dividend disbursing agent services for the Funds. OFFIT Funds Distributor, Inc. (the "Distributor") serves as the distributor of the Funds' shares.


NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


PORTFOLIO VALUATIONS:

Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates market value, and, if applicable, adjusted for foreign exchange translation. Investments in registered investment companies are valued at net asset value. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities may be valued by independent pricing services, approved by the Company's Board of Directors, which use prices provided by market-makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics.

                         THE OFFIT INVESTMENT FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

- ------------------------------------------------------------------------------


SECURITIES TRANSACTIONS AND RELATED INCOME:

The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on the identified cost basis.


EXPENSES:

The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general Company expenses are allocated among the Company's respective portfolios based on relative net assets.

The investment income and expenses of a fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses are realized and unrealized gains and losses are incurred.


ORGANIZATIONAL COSTS:

Costs incurred in connection with the organization and initial registration of Funds which commenced operations prior to July 1, 1998 have been deferred and are being amortized on a straight-line basis over a sixty-month period beginning with each of the Fund's commencement of operations. For Funds commencing operation after July 1, 1998, organizational costs are expensed as they occur.


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from the High Yield, New York Municipal, California Municipal, National Municipal, U.S. Government Securities, Mortgage Securities and Total Return Funds' net investment income, if any, are declared daily and paid monthly. Dividends from the Emerging Markets Bond Fund's net investment income, if any, are declared daily and paid quarterly. Dividends from the Latin America Equity Fund's net investment income, if any, are declared and paid yearly. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

As of December 31, 2001, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in-capital:

                                                         ACCUMULATED        ACCUMULATED
                                                        UNDISTRIBUTED       NET REALIZED
                                                             NET            GAIN/(LOSS)
                                                          INVESTMENT             ON
                                                           INCOME           INVESTMENTS
                                                       ---------------     -------------
High Yield Fund ..................................        $841,198            $163,655
Emerging Markets Bond Fund .......................        (339,703)            690,844
Latin America Equity Fund ........................         (22,410)             22,042
New York Municipal Fund ..........................              --             (53,321)
California Municipal Fund ........................              --             (17,124)
National Municipal Fund ..........................              --             (32,770)
U.S. Government Securities Fund ..................           4,275                 (12)
Mortgage Securities Fund .........................         282,823            (282,823)
Total Return Fund ................................           3,176              (3,176)


FEDERAL INCOME TAXES:

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.



Capital and currency losses incurred within the Funds' fiscal year but after October 31, are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer capital and currency losses as follows:

                                                       CAPITAL LOSS     CURRENCY LOSS
                                                         DEFERRED         DEFERRED
                                                      --------------    -------------
Emerging Markets Bond Fund ........................     $2,138,681          $ --
Latin America Equity ..............................        707,674           282
New York Municipal Fund ...........................          4,158            --
Mortgage Securities Fund ..........................         93,342            --

                        THE OFFIT INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
- ------------------------------------------------------------------------------

For federal income tax purposes, the following Funds have capital loss carry-forwards:


                                          EMERGING                       MORTGAGE
                                           MARKETS     LATIN AMERICA    SECURITIES
DATE OF EXPIRATION:    HIGH YIELD FUND    BOND FUND     EQUITY FUND        FUND
- --------------------- ---------------- -------------- --------------- -------------
2006 ................   $     62,898    $23,411,481     $10,182,951    $       --
2007 ................     15,953,813     19,398,259       8,434,856            --
2008 ................     56,939,153      3,877,872              --            --
2009 ................    141,914,468      3,547,217         594,382     1,130,073
                        ------------    -----------     -----------    ----------
Total ...............   $214,870,332    $50,234,829     $19,212,189    $1,130,073
                        ============    ===========     ===========    ==========


FOREIGN CURRENCY TRANSLATION:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investment transactions. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations. Such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities and forward currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates.


REPURCHASE AGREEMENTS:

The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.


DERIVATIVE INSTRUMENTS:

Each Fund (other than the New York, California and National Municipal Funds) may invest in various financial instruments including positions in forward currency contracts, enter into currency swaps and purchase foreign currency options. The Funds enter into such contracts for the purposes of hedging exposure to changes in foreign currency exchange rates on their portfolio holdings. The Municipal Funds may, in order to further their investment objectives, purchase or sell futures contracts on (a) U.S. Government Securities and (b) municipal bond indices. Such Funds reserve the right to conduct futures transactions based on an index, which may be developed in the future to correlate with price movements in municipal obligations.

A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. A Fund bears the market risk which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the related amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign currency transactions. Fluctuations in the value of forward contracts held at December 31, 2001 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.



The table below indicates the High Yield Funds' outstanding forward currency contract positions at
December 31, 2001:


                                                   VALUE ON           VALUE AT        UNREALIZED
                      CONTRACT      MATURITY     ORIGINATION        DECEMBER 31,     APPRECIATION
         CURRENCY      AMOUNTS        DATE           DATE               2001        (DEPRECIATION)
        --------- ---------------- ---------- -----------------  ----------------- ---------------
Sell.     EURO       (20,005,000)  01/15/02     $ (17,840,059)     $ (17,800,832)     $  39,227
Sell.      GBP        (9,870,000)  01/15/02       (14,335,188)       (14,351,499)       (16,311)
                                                                                      ---------
Net unrealized appreciation on forward positions ...............................      $  22,916
                                                                                      =========


Currency Abbreviations:


      EURO            -- European Dollars
      GBP             -- British Pound

The Emerging Markets Bond Fund may also invest in indexed securities whose value is linked directly to changes in foreign currencies, interest rates and other financial indices. Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.

                         THE OFFIT INVESTMENT FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
- ------------------------------------------------------------------------------

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES. The Company has entered into investment advisory agreements (the "Investment Advisory Agreements") with the Adviser. Pursuant to the terms of the Investment Advisory Agreements, the Adviser is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of: 0.85% of the first $200,000,000 of assets, 0.75% for the next $400,000,000 and 0.65% for amounts in excess of $600,000,000 in the case of the High Yield Fund; 0.90% for the first $200,000,000 of assets and 0.80% for amounts in excess thereof in the case of the Emerging Markets Bond Fund; 1.00% for the Latin America Equity Fund; 0.35% in the case of the New York Municipal Fund, the California Municipal Fund, the National Municipal Fund, the U.S. Government Securities Fund, the Mortgage Securities Fund and 0.50% in the case of the Total Return Fund. The table below indicates the amount of advisory fee waived at December 31, 2001:

   New York Municipal Fund ..................  $71,938
   California Municipal Fund ................   23,355
   National Municipal Fund ..................   50,083
   U.S. Government Securities Fund ..........   45,835
   Mortgage Securities Fund .................   75,713
   Total Return Fund ........................      406

PFPC provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's Board of Directors and officers and include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. Pursuant to the Administration Agreement, the Company pays PFPC a monthly fee for its services at an annual rate of 0.125% of each Fund's first $300 million in average daily net assets; 0.11% of each Fund's next $300 million in average daily net assets; 0.08% of each Fund's next $300 million in average daily net assets; 0.05% of each Fund's next $300 million in average daily net assets; and 0.0275% of each Fund's average daily net assets in excess of $1.2 billion. From time to time, PFPC may waive all or a portion of its fees. The table below indicates the amount of administration fee waived by PFPC at December 31, 2001:

   Emerging Markets Bond Fund ...............  $47,130
   Latin American Equity Fund ...............   13,177
   New York Municipal Fund ..................   28,266
   California Municipal Fund ................   18,531
   National Municipal Fund ..................   10,735
   U.S. Government Securities Fund ..........   13,874
   Mortgage Securities Fund .................   18,609
   Total Return Fund ........................    5,477

PFPC provides the Funds with fund accounting and related services pursuant to a fund accounting agreement with the Company. For these services PFPC is entitled a fee of $1,250 per month per Fund plus out of pocket expenses. From time to time, PFPC may waive all or a portion of its fees. The table below indicates the amount of accounting fee waived by PFPC at December 31, 2001:

   Latin American Equity Fund ..........  $15,000
   California Municipal Fund ...........   15,000
   National Municipal Fund .............    3,750
   Total Return Fund ...................   15,000

PFPC also serves as transfer agent for the Funds and receives reimbursement of certain expenses plus a fee for related services pursuant to a transfer agency agreement with the Company. From time to time, PFPC may waive a portion or all of its fees. The table below indicates the amount of transfer agent fee waived by PFPC at December 31, 2001.

   Latin American Equity Fund ...............  $7,158
   California Municipal Fund ................   6,630
   National Municipal Fund ..................   4,731
   U.S. Government Securities Fund ..........   4,026
   Mortgage Securities Fund .................   1,179
   Total Return Fund ........................   7,091

Shares in each Fund are sold on a continuous basis by the Distributor. Solely, for the purpose of reimbursing the Distributor for activities primarily intended to result in the sale of its shares, the Advisor class of each Fund is authorized to spend up to 0.25% of its net assets annually in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 promulgated under the 1940 Act. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for the Funds and the preparation, printing and distribution of prospectuses for the Funds to recipients other than existing shareholders. For the year ended December 31, 2001, no distribution costs were incurred.

Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents") with respect to Advisor and MSD&T Shares. Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own Advisor or MSD&T Shares. For the services provided, the Company's Shareholder Servicing Plan permits each Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor or MSD&T Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder

                         THE OFFIT INVESTMENT FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
- ------------------------------------------------------------------------------

Servicing Agents will provide their customers with a schedule of any credits, fees or of the terms or conditions that may be applicable to the investments of customers assets in each Fund's Advisor or MSD&T Shares. For the period ended December 31, 2001, there were $69,408 in shareholder servicing fees incurred in the MSD&T Share Class of the High Yield Fund $9,475 and $26 in shareholder servicing fees incurred in the Advisor Share Class of the High Yield and New York Municipal Funds, respectively.

OFFITBANK has contractually agreed to limit the expenses of the New York Municipal, California Municipal, National Municipal, U.S. Government Securities and Mortgage Securities Funds to 0.50% of average daily net assets and the Total Return Fund to 0.80% of average daily net assets.


NOTE 4 -- SECURITIES TRANSACTIONS. For the year ended December 31, 2001, the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments), were as follows:

                                 COMMON STOCKS AND                   U.S. GOVERNMENT
                                  CORPORATE BONDS                      OBLIGATIONS
                         --------------------------------   -------------------------------
                           PURCHASES           SALES           PURCHASES          SALES
                         -------------    ---------------   --------------   --------------
High Yield Fund ......   $374,773,770      $387,034,590      $        --      $        --
Emerging Markets
 Bond Fund ...........     71,642,476        80,672,905               --               --
Latin America
 Equity Fund .........             --         5,444,453               --               --
New York
 Municipal Fund ......    219,884,728       211,220,574               --               --
California
 Municipal Fund ......     38,441,181        34,689,967               --               --
National Municipal
 Fund ................    158,181,005       141,255,326               --               --
U.S. Government
 Securities Fund .....             --                --      382,793,745      391,213,749
Mortgage Securities
 Fund ................             --                --       84,522,742       36,388,280
Total Return Fund.....      2,308,106         1,059,356       10,211,933        9,086,663

NOTE 5 -- CAPITAL STOCK TRANSACTIONS. The Company's Articles of Incorporation permit the Company to issue ten billion shares (par value $0.001). Transactions in shares of common stock for the periods ended December 31, 2001 and 2000, respectively, were as follows:

                                                     HIGH YIELD FUND SELECT SHARES
                              -------------------------------------------------------------------------
                                           YEAR ENDED                             YEAR ENDED
                                       DECEMBER 31, 2001                      DECEMBER 31, 2000
                              ----------------------------------   ------------------------------------
                                 SHARES              AMOUNT             SHARES              AMOUNT
                              -------------    -----------------   ----------------   -----------------
Shares issued .............    36,347,049        $ 295,436,832        26,004,963        $ 223,817,195
Shares reinvested .........     8,599,078           68,037,301         9,744,453           83,356,445
Shares redeemed ...........   (60,930,468)        (473,497,602)      (75,960,476)        (649,559,341)
                              -----------        -------------       -----------        -------------
Net decrease ..............   (15,984,341)       $(110,023,469)      (40,211,060)       $(342,385,701)
                              ===========        =============       ===========        =============


                                            HIGH YIELD FUND ADVISOR SHARES
                              -----------------------------------------------------------
                                       YEAR ENDED                     YEAR ENDED
                                   DECEMBER 31, 2001              DECEMBER 31, 2000
                              ----------------------------   ----------------------------
                                 SHARES          AMOUNT         SHARES          AMOUNT
                              ------------   -------------   ------------   -------------
Shares issued .............      377,297      $2,995,669        421,117      $3,379,951
Shares reinvested .........       33,688         260,766            287           2,277
Shares redeemed ...........      (56,496)       (437,733)       (85,702)       (718,975)
                                 -------      ----------        -------      ----------
Net increase ..............      354,489      $2,818,702        335,702      $2,663,253
                                 =======      ==========        =======      ==========




                                                 HIGH YIELD FUND MSD&T SHARES
                              -------------------------------------------------------------------
                                          YEAR ENDED                         YEAR ENDED
                                      DECEMBER 31, 2001                  DECEMBER 31, 2000
                              ----------------------------------   ------------------------------
                                   SHARES            AMOUNT            SHARES          AMOUNT
                              ---------------   ----------------   -------------   --------------
Shares issued .............      3,216,559        $28,537,690        1,272,983       $11,989,463
Shares reinvested .........          4,945             42,755             177              1,568
Shares redeemed ...........     (1,512,322)       (13,757,334)       (439,917)        (4,049,907)
                                ----------        -----------        ---------       -----------
Net increase ..............      1,709,182        $14,823,111         833,243        $ 7,941,124
                                ==========        ===========        =========       ===========

                                               EMERGING MARKET BOND FUND SELECT SHARES
                              -------------------------------------------------------------------------
                                          YEAR ENDED                            YEAR ENDED
                                      DECEMBER 31, 2001                     DECEMBER 31, 2000
                              ----------------------------------   ------------------------------------
                                   SHARES            AMOUNT             SHARES              AMOUNT
                              ---------------   ----------------   ----------------   -----------------
Shares issued .............      2,616,060        $ 23,036,814        13,391,007        $127,707,176
Shares reinvested .........      1,346,318          11,566,480         1,466,523          13,551,982
Shares redeemed ...........     (6,647,819)        (55,894,119)      (15,172,397)       (140,936,622)
                                ----------        ------------       -----------        ------------
Net increase (decrease) ...     (2,685,441)       $(21,290,825)         (314,867)       $    322,536
                                ==========        ============       ===========        ============


                                       EMERGING MARKET BOND FUND ADVISOR SHARES
                              ----------------------------------------------------------
                                   YEAR ENDED                    PERIOD ENDED
                                DECEMBER 31, 2001             DECEMBER 31, 2000
                              ---------------------   ----------------------------------
                               SHARES      AMOUNT          SHARES            AMOUNT
                              --------   ----------   ---------------   ----------------
Shares issued .............        2       $   16      1,196,305        $11,202,316
Shares reinvested .........        1           11         14,737            136,928
Shares redeemed ...........      (50)        (447)    (1,210,983)       (11,368,459)
                                 ---       ------     ----------        -----------
Net increase (decrease) ...      (47)      $ (420)            59        $   (29,215)
                                 ===       ======     ==========        ===========


                                           LATIN AMERICA EQUITY FUND SELECT SHARES
                              -----------------------------------------------------------------
                                        YEAR ENDED                        YEAR ENDED
                                     DECEMBER 31, 2001                 DECEMBER 31, 2000
                              -------------------------------   -------------------------------
                                  SHARES           AMOUNT           SHARES           AMOUNT
                              -------------   ---------------   -------------   ---------------
Shares issued .............       262,427     $ 2,246,102           331,177     $ 3,400,355
Shares reinvested .........        43,809         294,400                --              --
Shares redeemed ...........      (984,748)     (7,867,626)         (974,241)     (9,263,608)
                                 --------     -----------          --------     -----------
Net decrease ..............      (678,512)    $(5,327,124)         (643,064)    $(5,863,253)
                                 ========     ===========          ========     ===========


                                LATIN AMERICA EQUITY
                                FUND ADVISOR SHARES
                            ----------------------------
                                    PERIOD ENDED
                                 DECEMBER 31, 2000
                            ----------------------------
                               SHARES          AMOUNT
                            ------------   -------------
Shares issued ...........       27,174        $250,000
Shares redeemed .........      (27,174)       (254,891)
                               -------        --------
Net decrease ............           --        $ (4,891)
                               =======        ========

                         THE OFFIT INVESTMENT FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
- ------------------------------------------------------------------------------

                                               NEW YORK MUNICIPAL FUND SELECT SHARES
                              -----------------------------------------------------------------------
                                          YEAR ENDED                           YEAR ENDED
                                      DECEMBER 31, 2001                    DECEMBER 31, 2000
                              ----------------------------------   ----------------------------------
                                   SHARES            AMOUNT             SHARES            AMOUNT
                              ---------------   ----------------   ---------------   ----------------
Shares issued .............      2,648,075        $29,546,570         2,604,472        $27,546,834
Shares reinvested .........        548,288          5,981,690           246,717          2,598,167
Shares redeemed ...........     (1,551,809)       (17,189,580)       (1,646,175)       (17,292,380)
                                ----------        -----------        ----------        -----------
Net increase ..............      1,644,554        $18,338,680         1,205,014        $12,852,621
                                ==========        ===========        ==========        ===========


                               NEW YORK MUNICIPAL
                               FUND ADVISOR SHARES
                              ---------------------
                                  PERIOD ENDED
                                DECEMBER 31, 2001
                              ---------------------
                               SHARES      AMOUNT
                              --------   ----------
Shares issued .............    4,421     $50,000
Shares reinvested .........      184       1,992
                               -----     -------
Net increase ..............    4,605     $51,992
                               =====     =======

                                           CALIFORNIA MUNICIPAL FUND SELECT SHARES
                              -----------------------------------------------------------------
                                        YEAR ENDED                        YEAR ENDED
                                     DECEMBER 31, 2001                 DECEMBER 31, 2000
                              -------------------------------   -------------------------------
                                  SHARES           AMOUNT           SHARES           AMOUNT
                              -------------   ---------------   -------------   ---------------
Shares issued .............       550,334     $5,928,798            491,483     $5,032,813
Shares reinvested .........        74,226        795,263             43,750        450,994
Shares redeemed ...........      (253,830)    (2,787,705)          (396,581)    (4,070,063)
                                 --------     ----------           --------     ----------
Net increase ..............       370,730     $3,936,356            138,652     $1,413,744
                                 ========     ==========           ========     ==========


                                             NATIONAL MUNICIPAL FUND SELECT SHARES
                              -------------------------------------------------------------------
                                          YEAR ENDED                         YEAR ENDED
                                      DECEMBER 31, 2001                  DECEMBER 31, 2000
                              ----------------------------------   ------------------------------
                                   SHARES            AMOUNT            SHARES          AMOUNT
                              ---------------   ----------------   -------------   --------------
Shares issued .............      2,863,903        $31,237,336        1,207,937       $12,475,594
Shares reinvested .........        172,089          1,846,244           66,217           680,178
Shares redeemed ...........     (1,108,464)       (12,179,957)        (756,096)       (7,749,684)
                                ----------        -----------        ---------       -----------
Net increase ..............      1,927,528        $20,903,623          518,058        $5,406,088
                                ==========        ===========        =========       ===========


                                           U.S. GOVERNMENT SECURITIES FUND SELECT SHARES
                              -----------------------------------------------------------------------
                                          YEAR ENDED                           YEAR ENDED
                                      DECEMBER 31, 2001                    DECEMBER 31, 2000
                              ----------------------------------   ----------------------------------
                                   SHARES            AMOUNT             SHARES            AMOUNT
                              ---------------   ----------------   ---------------   ----------------
Shares issued .............      2,654,132        $ 27,875,097        2,621,381        $25,943,133
Shares reinvested .........        237,186           2,456,712          175,548          1,740,533
Shares redeemed ...........     (4,072,569)        (42,966,415)      (2,040,446)       (20,035,267)
                                ----------        ------------       ----------        -----------
Net increase (decrease) ...     (1,181,251)       $(12,634,606)         756,483        $ 7,648,399
                                ==========        ============       ==========        ===========




                                              MORTGAGE SECURITIES FUND SELECT SHARES
                              -----------------------------------------------------------------------
                                          YEAR ENDED                           YEAR ENDED
                                      DECEMBER 31, 2001                    DECEMBER 31, 2000
                              ----------------------------------   ----------------------------------
                                   SHARES            AMOUNT             SHARES            AMOUNT
                              ---------------   ----------------   ---------------   ----------------
Shares issued .............      5,124,313        $52,625,394         1,010,333        $  9,775,574
Shares reinvested .........        235,141          2,411,969           227,788           2,221,658
Shares redeemed ...........     (1,986,680)       (20,459,373)       (3,199,769)        (31,047,585)
                                ----------        -----------        ----------        ------------
Net increase (decrease)....      3,372,774        $34,577,990        (1,961,648)       $(19,050,353)
                                ==========        ===========        ==========        ============


                                             TOTAL RETURN FUND SELECT SHARES
                              --------------------------------------------------------------
                                        YEAR ENDED                      PERIOD ENDED
                                     DECEMBER 31, 2001               DECEMBER 31, 2000
                              -------------------------------   ----------------------------
                                  SHARES           AMOUNT          SHARES          AMOUNT
                              -------------   ---------------   ------------   -------------
Shares issued .............       589,991       $6,092,022         321,147       $3,234,772
Shares reinvested .........        21,716          221,889           3,486           35,716
Shares redeemed ...........      (253,464)      (2,623,696)        (18,119)        (185,000)
                                 --------       ----------         -------       ----------
Net increase ..............       358,243       $3,690,215         306,514       $3,085,488
                                 ========       ==========         =======       ==========

NOTE 6 -- OTHER MATTERS. The High Yield Fund, the Emerging Markets Bond Fund and the Latin America Equity Fund invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved in domestic investments. Such risks include fluctuations in the foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign securities markets and issuers.

The New York Municipal and California Municipal Funds invest primarily in municipal obligations issued by the State of New York and California, respectively, and their agencies, instrumentalities and various political subdivisions. These Funds are more susceptible to factors adversely affecting issuers of such obligations than comparable municipal securities funds that are not so concentrated. If either New York or California or any of their local government entities are unable to meet their financial obligations, the income derived by these Funds and their ability to preserve capital and liquidity could be adversely affected.


NOTE 7 -- FEDERAL INCOME TAX INFORMATION (UNAUDITED).

 During the year ended December 31, 2001, the following funds declared tax-exempt income distributions in the following amounts:

      New York Municipal Fund ............   $3,113,458
      California Municipal Fund ..........      605,607
      National Municipal Fund ............    1,113,721

During the year ended December 31, 2001, the following funds declared long-term capital gain distributions in the following amounts:

      New York Municipal Fund ............   $319,160
      California Municipal Fund ..........     88,945

For corporate shareholders 0.34% of the total ordinary income distributions paid during the fiscal year ended December 31, 2001 for the High Yield Fund qualified for the corporate dividends received deduction.

                        THE OFFIT INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
- ------------------------------------------------------------------------------

NOTE 8 -- ADDITIONAL INFORMATION (UNAUDITED)


CHANGE IN INDEPENDENT AUDITOR: Effective December 13, 2001, Ernst & Young LLP ("E&Y") resigned as auditors of the Fund. During the Fund's most recent fiscal year, E&Y's audit report contained no adverse opinion or disclaimer of opinion; nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during this same period there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of such disagreements in connection with its audit reports.

                                      OFFIT
                         REPORT OF INDEPENDENT AUDITORS
- ------------------------------------------------------------------------------

To The Shareholders and Board of Directors
The OFFIT Investment Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the OFFIT High Yield Fund, OFFIT Emerging Markets Bond Fund, OFFIT Latin America Equity Fund, OFFIT New York Municipal Fund, OFFIT California Municipal Fund, OFFIT National Municipal Fund, OFFIT U.S. Government Securities Fund, OFFIT Mortgage Securities Fund and OFFIT Total Return Fund of The OFFIT Investment Fund, Inc. (the "Fund") as of December 31, 2001, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2000 and financial highlights for the year then ended were audited by other auditors whose report thereon, dated February 16, 2001, expressed an unqualified opinion on those statements of changes in net assets and financial highlights. The financial highlights for the periods presented through December 31, 1999 were audited by other auditors whose report thereon, dated February 16, 2000 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with custodians and brokers. As to securities purchased or sold, but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The OFFIT Investment Fund, Inc. at December 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                                        KPMG LLP


New York, New York
February 19, 2002

                                      OFFIT
                                 FUND MANAGEMENT
- ------------------------------------------------------------------------------

Information pertaining to the Directors and officers of the Company is set forth below. The statement of additional information includes additional information about the Directors and is available without charge, upon request, by calling (800) 618- 9510.


                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                                                                                      IN FUND
                                                                                      COMPLEX
                             TERM OF OFFICE(1)                                        OVERSEEN
NAME, (AGE), ADDRESS AND       AND LENGTH OF         PRINCIPAL OCCUPATION(S)             BY            OTHER DIRECTORSHIPS
POSITION(S) WITH COMPANY        TIME SERVED            DURING PAST 5 YEARS            DIRECTOR          HELD BY DIRECTOR
- ------------------------     ----------------    -------------------------------     ----------    --------------------------
                                                     DISINTERESTED DIRECTORS

Edward J. Landau (72)           Since 1993       Of Counsel, Wolf, Block                 15        Director, Revlon Group
Director                                         Schorr and Solis-Cohen, LLP                       Inc., Revlon Consumer
 250 Park Avenue                                 (2/1/98-present); Member,                         Products Inc., Pittsburgh
 New York, NY 10177                              Lowenthal, Landau, Fischer &                      Annealing Box and Clad
                                                 Bring, P.C. (1960-1/31/98).                       Metals Inc.

The Very Reverend               Since 1993       President, Interfaith Center of         15        N/A
James Parks Morton (76)                          New York (1/1/98-present);
Director                                         formerly Dean of Cathedral of
 40 East 30th Street                             St. John the Divine
 New York, New York                              (1972-1996).
 10016

Stephen M. Peck (66)            Since 1999       Partner, The Torrey Funds               15        Director, Fresenius
Director                                         (1/1/02-present); General                         Medical Care, Advance
 505 Park Avenue                                 Partner, Wilderness Partners,                     Auto Parts, Inc., Banyan
 New York, New York                              L.P. (1989 to present).                           Strategic Realty, Canarc
 10022                                                                                             Resource, Inc., Boston
                                                                                                   Life Sciences Inc.,Brown
                                                                                                   Simpson Advisory Board.
                                                       INTERESTED DIRECTORS

F. Daniel Prickett(2)(56)       Since 2001       Chief Executive Officer,                15        Director, Arts and
Chairman of the Board,                           OFFITBANK (2001-present).                         Sciences Council,
President, and Director                          Founder and group executive                       Charlotte, NC.
 520 Madison Avenue                              of Private Capital
 New York, NY 10022                              Management, First Union
                                                 Corporation (1995-2001).

                                                 OFFICERS

Vincent M. Rella (49)           Since 1999       Managing Director,                      N/A       N/A
Treasurer                                        OFFITBANK.
Secretary
 520 Madison Avenue
 New York, NY 10022

- ---------
1 Each Director and officer shall hold office until his successor shall have been elected and qualified.

2 Mr. Prickett is an Interested Director as a result of his employment with OFFITBANK, the Company's investment adviser.

                         THE OFFIT INVESTMENT FUND, INC.

- ------------------------------------------------------------------------------

DIRECTORS AND OFFICERS                   INVESTMENT ADVISER
                                         OFFITBANK
F. Daniel Prickett                       520 Madison Avenue
Chairman of the Board, President and     New York, New York 10022
Director
                                         DISTRIBUTOR
Edward J. Landau                         OFFIT Funds Distributor, Inc.
Director                                 3200 Horizon Drive
                                         King of Prussia, PA 19406
The Very Reverend James Parks Morton
Director                                 ADMINISTRATOR
                                         PFPC Inc.
Stephen M. Peck                          103 Bellevue Parkway
Director                                 Wilmington, Delaware 19809

Vincent M. Rella                         TRANSFER AND DIVIDEND DISBURSING AGENT
Secretary & Treasurer                    PFPC Inc.
                                         400 Bellevue Parkway
David C. Lebisky                         Wilmington, Delaware 19809
Assistant Secretary
                                         CUSTODIANS
                                         The Chase Manhattan Bank
                                         4 Metro Tech Center, 18th Floor South
                                         Brooklyn, New York, 11245
                                         (OFFIT Latin America Equity Fund only)

                                         The Bank of New York
                                         15 Broad Street, 7th Floor
                                         New York, New York, 10286
                                         (all other OFFIT Funds)

                                         LEGAL COUNSEL
                                         Kramer, Levin, Naftalis & Frankel
                                         919 Third Avenue
                                         New York, New York 10022

                                         INDEPENDENT AUDITORS
                                         KPMG LLP
                                         757 Third Avenue
                                         New York, NY 10017

This report is submitted for the information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which includes information regarding the Funds' objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money.


                         THE OFFIT INVESTMENT FUND, INC.
                         400 BELLEVUE PARKWAY, SUITE 108
                              WILMINGTON, DE 19809
                                 (800) 618-9510

                            EVERGREEN MUNICIPAL TRUST

                                     PART C

                               OTHER INFORMATION

Item 15. Indemnification.

         The response to this item is incorporated by reference to the sub-caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.


Item 16. Exhibits:

1. Declaration of Trust. Incorporated by reference to Evergreen Municipal Trust's Registration Statement on Form N-1A filed on October 8, 1997, Registration No. 333-36033.

2.       Bylaws.   Incorporated   by  reference  to  Evergreen Municipal Trust's
         Post-Effective Amendment No. 25 filed on July 25, 2001, Registration No. 333-36033.

3.       Not applicable.

4.       Form  of   Agreement   and  Plan  of   Reorganization.   Exhibit  A  to
         Prospectus/Proxy Statement contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Municipal Trust Articles II., III.6(c),IV.(3), IV.(8), V., VI., VII., and VIII and ByLaws Articles II., III., and VIII, included as part of Exhibits 1 and 2 of this Registration Statement.

6. Investment Advisory Agreement between Evergreen Investment Management Company, LLC and Evergreen Municipal Trust. To be filed by amendment on or about September 16, 2002.

7(a)     Underwriting   Agreement  between  Evergreen   Distributor,   Inc.  and
         Evergreen Municipal Trust for Classes A and C. To be filed by amendment on or about September 16, 2002.

7(b)     Underwriting   Agreement  between  Evergreen  Distributor,   Inc.  and
         Evergreen Municipal Trust for Class B. To be filed by amendment on or about September 16, 2002.

7(c)     Underwriting   Agreement  between  Evergreen  Distributor,   Inc.  and
         Evergreen Municipal Trust for Class I. To be filed by amendment on or about September 16, 2002.

7(d) Specimen Copy of Dealer Agreement for Class A, Class B and Class C shares used by Evergreen Distributor, Inc. Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A filed on November 10, 1997, Registration No. 333-36033.

8. Deferred Compensation Plan. Incorporated by reference to Evergreen Municipal Trust's Post-Effective Amendment No. 27 filed on December 27, 2001, Registration No. 333-36033.

9. Agreement between State Street Bank and Trust Company and Evergreen Municipal Trust. Incorporated by reference to Evergreen Municipal Trust's Post-Effective Amendment No. 7 filed on July 31, 1998, Registration No. 333-36033.

10(a) Rule 12b-1 Distribution Plan for Class A. To be filed by amendment on or about September 16, 2002.

10(b) Rule 12b-1 Distribution Plan for Class B. To be filed by amendment on or about September 16, 2002.

10(c) Rule 12b-1 Distribution Plan for Class C. To be filed by amendment on or about September 16, 2002.

10(d) Multiple Class Plan. Incorporated by reference to Evergreen Municipal Trust's Post-Effective Amendment No. 26 filed on September 25, 2001, Registration No. 333-36033.

11.      Opinion and Consent of Sullivan & Worcester  LLP. Contained herein.

12. Tax Opinion and Consent of Sullivan & Worcester LLP. To be filed by Amendment on or about September 20, 2002.

13.      Not applicable.

14.      Consent of KPMG LLP. Contained herein.

15.      Not applicable.

16. Powers of Attorney. Incorporated by reference to Evergreen Municipal Trust's Post-Effective Amendment No. 26 filed on September 25, 2001, Registration No. 333-36033.

17.      Form of Proxy Card.  Contained herein.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 21st day of August, 2002.

                                         EVERGREEN MUNICIPAL TRUST

                                         By: /s/ Michael H. Koonce
                                             -----------------------------
                                             Name: Michael H. Koonce
                                             Title: Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 21st day of August, 2002.


/s/ William M. Ennis                    /s/ Michael H. Koonce            /s/ Charles A. Austin, III
-----------------------                 --------------------------       --------------------------
William M. Ennis*                       Michael H. Koonce*               Charles A. Austin III*
President                               Secretary                        Trustee
(Chief Operating Officer)

/s/ K. Dun Gifford                      /s/ Carol A. Kosel               /s/ Gerald M. McDonnell
-----------------------                 ------------------               -----------------------
K. Dun Gifford*                         Carol A. Kosel*                  Gerald M. McDonnell*
Trustee                                 Treasurer                        Trustee
                                        (Principal Financial and
                                        Accounting Officer)

/s/ Thomas L. McVerry                   /s/ William Walt Pettit           /s/ David M. Richardson
----------------------                  -----------------------           -----------------------
Thomas L. McVerry*                      William Walt Pettit*              David M. Richardson*
Trustee                                 Trustee                           Trustee


/s/ Russell A. Salton, III MD           /s/ Michael S. Scofield           /s/ Richard J. Shima
-----------------------------           -----------------------           -------------------------
Russell A. Salton, III MD*              Michael S. Scofield*              Richard J. Shima*
Trustee                                 Chairman of the Board             Trustee
                                        and Trustee

/s/ Richard K. Wagoner                  /s/ Leroy Keith, Jr.
-------------------------               ------------------------
Richard K. Wagoner*                     Leroy Keith, Jr.*
Trustee                                 Trustee


*By: /s/ Catherine F. Kennedy
----------------------------
Catherine F. Kennedy
Attorney-in-Fact

     *Catherine F. Kennedy, by signing her name hereto, does hereby sign this document on behalf of each of the applicable above-named individuals pursuant to powers of attorney duly executed by such persons.

                                INDEX TO EXHIBITS

EXHIBIT NO.             EXHIBIT

11       Opinion and Consent of Sullivan & Worcester, LLP
14       Consent of KPMG LLP
17       Form of Proxy Card

                                            August 21, 2002



EDGAR Operations Branch
Division of Investment Management
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      Evergreen Municipal Trust (the "Trust")
         Evergreen Offit New York Municipal Bond Fund
         Registration Statement on Form N-14AE

Ladies and Gentlemen:

     Pursuant to the Securities Act of 1933, as amended and the General Rules and Regulations thereunder, enclosed for filing electronically is the Registration Statement on Form N-14AE of Evergreen Municipal Trust (the "Trust"). This filing relates to the acquisition of the assets of OFFIT New York Municipal Fund, a series of The OFFIT Investment Fund, Inc., by and in exchange for shares of Evergreen Offit New York Municipal Bond Fund, a series of the Trust.

        This filing is being made pursuant to Rule 488 under the 1933 Act, and it is intended that the Registration Statement shall become effective on September 20, 2002, the 30th day after filing.

         Any questions or comments with respect to this filing may be directed to the undersigned at (617) 210-3676.

                                         Very truly yours,

                                         /s/ Catherine F. Kennedy

                                         Catherine F. Kennedy

Enclosures

cc: Robert N. Hickey, Esq.